RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                   Depositor,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                               U.S. BANK NATIONAL ASSOCIATION,

                                     Trustee

                         POOLING AND SERVICING AGREEMENT

                          DATED AS OF DECEMBER 1, 2005

                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES

                                Series 2005-EFC7

                                    ARTICLE I
                                   DEFINITIONS

Section 1.01.     Definitions...............................................................3

Section 1.02.     Determination of LIBOR...................................................43

                                   ARTICLE II
               CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.     Conveyance of Mortgage Loans.............................................44

Section 2.02.     Acceptance by Trustee....................................................47

Section 2.03.     Representations, Warranties and Covenants of the Master Servicer
                  and the Depositor........................................................49

Section 2.04.     Representations and Warranties of Residential Funding....................51

Section 2.05.     Execution and Authentication of Certificates; Conveyance of REMIC
                  Regular Interests........................................................53

Section 2.06.     Purposes and Powers of the Trust.........................................54

Section 2.07.     Agreement Regarding Ability to Disclose..................................54

                                   ARTICLE III
                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.     Master Servicer to Act as Servicer.......................................55

Section 3.02.     Subservicing Agreements Between Master Servicer and Subservicers;
                  Enforcement of Subservicers' Obligations.................................57

Section 3.03.     Successor Subservicers...................................................59

Section 3.04.     Liability of the Master Servicer.........................................59

Section 3.05.     No Contractual Relationship Between Subservicer and Trustee,
                  Insurer or Certificateholders............................................59

Section 3.06.     Assumption or Termination of Subservicing Agreements by Trustee..........60

Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposits to Custodial
                  Account..................................................................60

Section 3.08.     Subservicing Accounts; Servicing Accounts................................63

Section 3.09.     Access to Certain Documentation and Information Regarding the
                  Mortgage Loans...........................................................64

Section 3.10.     Permitted Withdrawals from the Custodial Account.........................65

Section 3.11.     Maintenance of Primary Insurance Coverage................................66

Section 3.12.     Maintenance of Fire Insurance and Omissions and Fidelity Coverage........67

Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and Modification
                  Agreements; Certain Assignments..........................................68

Section 3.14.     Realization Upon Defaulted Mortgage Loans................................70

Section 3.15.     Trustee to Cooperate; Release of Mortgage Files..........................73

Section 3.16.     Servicing and Other Compensation; Eligible Master Servicing
                  Compensation.............................................................74

Section 3.17.     Reports to the Trustee, the Insurer and the Depositor....................75

Section 3.18.     Annual Statement as to Compliance........................................76

Section 3.19.     Annual Independent Public Accountants' Servicing Report..................76

Section 3.20.     Right of the Depositor in Respect of the Master Servicer.................77

Section 3.21.     Advance Facility.........................................................77

                                   ARTICLE IV
                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.     Certificate Account......................................................81

Section 4.02.     Distributions............................................................82

Section 4.03.     Statements to Certificateholders; Statements to Rating Agencies;
                  Exchange Act Reporting...................................................88

Section 4.04.     Distribution of Reports to the Trustee and the Depositor; Advances
                  by the Master Servicer...................................................91

Section 4.05.     Allocation of Realized Losses............................................93

Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged Property............95

Section 4.07.     Optional Purchase of Defaulted Mortgage Loans............................95

Section 4.08.     Limited Mortgage Loan Repurchase Right...................................95

Section 4.09.     The Yield Maintenance Agreement..........................................96

Section 4.10.     The Policy...............................................................97

Section 4.11.     Derivative Contracts.....................................................98

Section 4.12.     Tax Treatment of Yield Maintenance Payments..............................99

                                    ARTICLE V
                                THE CERTIFICATES

Section 5.01.     The Certificates.........................................................99

Section 5.02.     Registration of Transfer and Exchange of Certificates...................101

Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.......................106

Section 5.04.     Persons Deemed Owners...................................................106

Section 5.05.     Appointment of Paying Agent.............................................106

                                   ARTICLE VI
                      THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01.     Respective Liabilities of the Depositor and the Master Servicer.........107

Section 6.02.     Merger or Consolidation of the Depositor or the Master Servicer;
                  Assignment of Rights and Delegation of Duties by Master Servicer........107

Section 6.03.     Limitation on Liability of the Depositor, the Master Servicer and
                  Others..................................................................108

Section 6.04.     Depositor and Master Servicer Not to Resign.............................109

                                   ARTICLE VII
                                     DEFAULT

Section 7.01.     Events of Default.......................................................109

Section 7.02.     Trustee or Depositor to Act; Appointment of Successor...................111

Section 7.03.     Notification to Certificateholders......................................113

Section 7.04.     Waiver of Events of Default.............................................113

Section 7.05.     Servicing Trigger; Removal of Master Servicer...........................114

                                  ARTICLE VIII
                             CONCERNING THE TRUSTEE

Section 8.01.     Duties of Trustee.......................................................115

Section 8.02.     Certain Matters Affecting the Trustee...................................116

Section 8.03.     Trustee Not Liable for Certificates or Mortgage Loans...................118

Section 8.04.     Trustee May Own Certificates............................................118

Section 8.05.     Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.....118

Section 8.06.     Eligibility Requirements for Trustee....................................119

Section 8.07.     Resignation and Removal of the Trustee..................................120

Section 8.08.     Successor Trustee.......................................................121

Section 8.09.     Merger or Consolidation of Trustee......................................121

Section 8.10.     Appointment of Co-Trustee or Separate Trustee...........................122

Section 8.11.     Appointment of Custodians...............................................123

Section 8.12.     Appointment of Office or Agency.........................................123

Section 8.13.     DTC Letter of Representations...........................................123

Section 8.14.     Yield Maintenance Agreement.............................................123

                                   ARTICLE IX
                                   TERMINATION

Section 9.01.     Termination Upon Purchase by Residential Funding or Liquidation of
                  All Mortgage Loans......................................................123

Section 9.02.     Additional Termination Requirements.....................................127

                                    ARTICLE X
                                REMIC PROVISIONS

Section 10.01.    REMIC Administration....................................................128

Section 10.02.    Master Servicer, REMIC Administrator and Trustee Indemnification........132

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

Section 11.01.    Amendment...............................................................132

Section 11.02.    Recordation of Agreement; Counterparts..................................135

Section 11.03.    Limitation on Rights of Certificateholders..............................135

Section 11.04.    Governing Law...........................................................136

Section 11.05.    Notices.................................................................136

Section 11.06.    Notices to Rating Agencies..............................................137

Section 11.07.    Severability of Provisions..............................................138

Section 11.08.    Supplemental Provisions for Resecuritization............................138

Section 11.09.    Rights of the Insurer...................................................138

Section 11.10.    Third Party Beneficiaries...............................................139





EXHIBITS

Exhibit A         Form of Class A Certificate
Exhibit B         [Reserved]
Exhibit C         [Reserved]
Exhibit D         Form of Class SB Certificate
Exhibit E         Form of Class R Certificate
Exhibit F         Form of Custodial Agreement
Exhibit G-1       Group I Mortgage Loan Schedule
Exhibit G-2       Group II Mortgage Loan Schedule
Exhibit H         Forms of Request for Release
Exhibit I-1       Form of Transfer Affidavit and Agreement
Exhibit I-2       Form of Transferor Certificate
Exhibit J         Form of Investor Representation Letter
Exhibit K         Form of Transferor Representation Letter
Exhibit L         Text of Amendment to Pooling and Servicing Agreement Pursuant to Section
                  11.01(e) for a Limited Guaranty
Exhibit M         Form of Limited Guaranty
Exhibit N         Form of Lender Certification for Assignment of Mortgage Loan
Exhibit O         Form of Rule 144A Investment Representation
Exhibit P         Financial Guaranty Insurance Policy
Exhibit Q         [Reserved]
Exhibit R-1       Form 10-K Certification
Exhibit R-2       Form 10-K Back-up Certification
Exhibit S         Information to be Provided by the Master Servicer to the Rating Agencies
                  Relating to Reportable Modified Mortgage Loans
Exhibit T         [Reserved]
Exhibit U         Yield Maintenance Agreement


        This Pooling and Servicing Agreement, effective as of December 1, 2005, among RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and U.S. BANK NATIONAL ASSOCIATION, a banking association organized under the laws of the United States, as trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Depositor intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in eight Classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein) and certain other related assets.

                                     REMIC I

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets (exclusive of the Yield Maintenance Agreement and any payments thereunder) subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will represent the sole Class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "Uncertificated REMIC I Pass-Through Rate") and initial Uncertificated Principal Balance for each of the "regular interests" in REMIC I (the "REMIC I Regular Interests"). The "latest possible maturity date" (determined for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for the REMIC I Regular Interests shall be the 360th Distribution Date. The REMIC I Regular Interests will not be certificated.


                    UNCERTIFICATED
                        REMIC I           INITIAL UNCERTIFICATED REMIC I      LATEST POSSIBLE
  DESIGNATION       PASS-THROUGH RATE           PRINCIPAL BALANCE             MATURITY DATE
      I-AA             Variable(1)               $507,604,194.72              December 2035
    I-A-I-1            Variable(1)               $1,921,770.00                December 2035
    I-A-I-2            Variable(1)               $829,610.00                  December 2035
    I-A-I-3            Variable(1)               $1,535,100.00                December 2035
    I-A-I-4            Variable(1)               $701,510.00                  December 2035
      I-ZZ             Variable(1)               $5,371,279.28                December 2035
     II-AA             Variable(2)               $202,895,998.24              December 2035
    II-A-II            Variable(2)               $1,993,760.00                December 2035
     II-ZZ             Variable(2)               $2,146,987.76                December 2035

(1) Calculated in accordance with the definition of "Uncertificated Group I REMIC I Pass-Through Rate" herein. (2) Calculated in accordance with the definition of "Uncertificated Group II REMIC I Pass-Through Rate" herein.

                                    REMIC II

        As provided herein, the REMIC Administrator will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II". The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, Pass-Through Rate, aggregate Initial Certificate Principal Balance, certain features, Final Scheduled Distribution Date and initial ratings for each Class of Certificates comprising the interests representing "regular interests" in REMIC II. The "latest possible maturity date" (determined for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of REMIC II Regular Interests shall be the 360th Distribution Date.


                                                        Aggregate Initial
                                                           Certificate         Final Scheduled
   Designation           Type        Pass-Through Rate  Principal Balance     Distribution Date         Initial Ratings
                                                                                                     Moody's        S&P
------------------- ---------------- ------------------ ------------------- ---------------------- ------------ -------------
Class A-I-1(1)          Senior       Adjustable(2) (3)   $   192,177,000        January 2026           Aaa          AAA
Class A-I-2(1)          Senior       Adjustable(2) (3)   $     82,961,000       November 2035          Aaa          AAA
Class A-I-3(1)          Senior       Adjustable(2) (3)   $   153,510,000        November 2035          Aaa          AAA
Class A-I-4(1)          Senior       Adjustable(2) (3)   $     70,151,000       November 2035          Aaa          AAA
Class A-II(1)           Senior       Adjustable(2) (3)   $   199,376,000        November 2035          Aaa          AAA
Class SB Interest     Subordinate       Variable(4)      $ 26,825,209.53             N/A               N/R          N/R
Class R-I              Residual             N/A                N/A                   N/A               N/R          N/R
Class R-II             Residual             N/A                N/A                   N/A               N/R          N/R



(1) The Class A Certificates will represent ownership of REMIC II Regular Interests together with certain rights to payments to be made from amounts received under the Yield Maintenance Agreement which will be treated as an interest rate cap contract, the payments on which will be deemed made for federal income tax purposes outside of REMIC II.
(2) The REMIC II Regular Interests ownership of which is represented by the Class A Certificates, will accrue interest at a per annum rate equal to LIBOR plus the applicable Margin, each subject to payment caps as described in the definition of "Pass-Through Rate" and the provisions for the payment of the applicable Group I Basis Risk Shortfall Carry-Forward Amounts or Group II Basis Risk Shortfall Carry-Forward Amounts herein, which payments will not be part of the entitlement of the REMIC II Regular Interests related to such Certificates.
(3) The Class A Certificates will also entitle their holders to certain payments from the Holder of the Class SB Certificates from amounts to which the related REMIC II Regular Interest is entitled and from amounts received under the Yield Maintenance Agreement, which will not be a part of their ownership of the REMIC II Regular Interests.
(4) The Class SB Certificates will accrue interest as described in the definition of Accrued Certificate Interest. The Class SB Certificates will not accrue interest on their Certificate Principal Balance.

        The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to $725,000,209.53. The Mortgage Loans are fixed-rate and adjustable-rate, fully amortizing, first and junior lien mortgage loans having terms to maturity at origination or modification of generally not more than 30 years.

        In  consideration  of  the  mutual  agreements  herein  contained,   the
Depositor, the Master Servicer and the Trustee agree as follows:

ARTICLE I
                                   DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accrued Certificate Interest: With respect to each Distribution Date and the Class A Certificates, interest accrued during the related Interest Accrual Period on the Certificate Principal Balance thereof immediately prior to such Distribution Date at the related Pass-Through Rate for that Distribution Date.

        The amount of Accrued Certificate Interest on each Class of Certificates shall be reduced by the amount of Prepayment Interest Shortfalls on the related Mortgage Loans during the prior calendar month (to the extent not covered by Eligible Master Servicing Compensation pursuant to Section 3.16) and by the amount of Relief Act Shortfalls on the related Mortgage Loans during the related Due Period, in each case to the extent allocated to that Class of Certificates pursuant to Section 4.02(g). The portion of any Prepayment Interest Shortfalls or Relief Act Shortfalls on the Group I Loans shall be allocated among the Class A-I Certificates, pro rata, on the basis of Accrued Certificate Interest payable on such Distribution Date absent such reductions, and the portion of any Prepayment Interest Shortfalls or Relief Act Shortfalls on the Group II Loans shall be allocated to the Class A-II Certificates.

        Accrued Certificate Interest for each Class on any Distribution Date shall be further reduced by the interest portion of Realized Losses allocated to any Class of Certificates pursuant to Section 4.05.

        With respect to each Distribution Date and the Class SB Certificates, interest accrued during the preceding Interest Accrual Period at the related Pass-Through Rate for that Distribution Date on the Uncertificated Notional Amount as specified in the definition of Pass-Through Rate, immediately prior to such Distribution Date, reduced by any interest shortfalls with respect to the related Mortgage Loans, including Prepayment Interest Shortfalls to the extent not covered by Eligible Master Servicing Compensation pursuant to Section 3.16 or by the Excess Cash Flow pursuant to clauses (vii) and (viii) of Section 4.02(c). In addition, Accrued Certificate Interest with respect to each Distribution Date, as to the Class SB Certificates, shall be reduced by an amount equal to the interest portion of Realized Losses allocated to the Overcollateralization Amount pursuant to Section 4.05 hereof. Accrued Certificate Interest on the Class A Certificates shall accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period. Accrued Certificate Interest on the Class SB Certificates shall accrue on the basis of a 360 day year consisting of twelve 30 day months.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the related Subservicing Fee Rate.

        Adjustment Date: With respect to each adjustable-rate Mortgage Loan, each date set forth in the related Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

        Advance: With respect to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

        Amount Held for Future Distribution: With respect to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Subsequent Recoveries, REO Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04,
4.07 or 4.08 and Mortgage  Loan  substitutions  made pursuant to Section 2.03 or
2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds, REO Proceeds, Subsequent Recoveries and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the Due Date in the related Due Period.

        Appraised Value: With respect to any Mortgaged Property, one of the following: (i) the lesser of (a) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (b) the sales price of the Mortgaged Property at such time of origination, (ii) in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan, one of (1) the appraised value based upon the appraisal made at the time of origination of the loan which was refinanced or modified,
(2) the appraised value determined in an appraisal made at the time of refinancing or modification or (3) the sales price of the Mortgaged Property, or
(iii) with respect to the Mortgage Loans for which a broker's price opinion was obtained, the value contained in such opinion.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans.

        Available Distribution Amount: With respect to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date with respect to the Mortgage Loans, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to Section 3.12(a) in respect of the Mortgage Loans, (iv) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16(e) in respect of the Mortgage Loans, (v) any amounts payable under the Policy pursuant to Section
4.10 and (vi) any  amount  deposited  in the  Certificate  Account  pursuant  to
Section 4.07 or 4.08 and any amounts deposited in the Custodial Account pursuant to Section 9.01, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of: (w) any payments or collections consisting of prepayment charges on the Mortgage Loans that were received during the related Prepayment Period, (x) the Amount Held for Future Distribution and
(y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

        Balloon Loan: Each of the Mortgage Loans having an original term to maturity that is shorter than the related amortization term.

        Balloon Payment: With respect to any Balloon Loan, the related Monthly Payment payable on the stated maturity date of such Balloon Loan.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Basis Risk Shortfall: The Group I Basis Risk Shortfall or Group II Basis Risk Shortfall, as applicable.

        Basis Risk Shortfall Carry-Forward Amount: The Group I Basis Risk Shortfall Carry-Forward Amount or Group II Basis Risk Shortfall Carry-Forward Amount, as applicable.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the States of California, New York, Minnesota or Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Call Rights:  As defined in Section 9.01(e).

        Capitalization Reimbursement Amount: With respect to any Distribution Date, the amount of unreimbursed Advances or Servicing Advances that were added to the Stated Principal Balance of the related Mortgage Loans during the preceding calendar month and reimbursed to the Master Servicer or Subservicer pursuant to Section 3.10(a)(vii) on or prior to such Distribution Date.

        Cash Liquidation: With respect to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate: Any Class A Certificate, Class SB Certificate or Class R Certificate.

        Certificate Account: The account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "U.S. Bank National Association as trustee, in trust for the registered holders of Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-EFC7" and which account shall be held for the benefit of the Certificateholders and which must be an Eligible Account. Any such account or accounts created and maintained subsequent to the Closing Date shall be subject to the approval of the Insurer, which approval shall not be unreasonably withheld.

        Certificate Account Deposit Date: With respect to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified
Organization nor a Non-United States Person shall be a holder of a Class R Certificate for any purpose hereof. Solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Depositor, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register. Unless otherwise indicated in this Agreement, the Custodial Agreement or the Assignment Agreement, whenever reference is made to the actions taken by the Trustee on behalf of the Certificateholders, such reference shall include the Insurer as long as there is no Insurer Default continuing.

        Certificate Insurer Premium: With respect to the Class A Certificates, the premium payable to the Insurer on each Distribution Date in an amount equal to one-twelfth of the product of the Certificate Insurer Premium Rate and the Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date.

        Certificate Insurer Premium Modified Rate: With respect to any Mortgage Loan and any date of determination, the Certificate Insurer Premium Rate for the Class A Certificates times a fraction equal to (x) the aggregate Certificate Principal Balance of the Class A Certificates as of such date over (y) the aggregate Stated Principal Balance of the Mortgage Loans as of such date.

        Certificate Insurer Premium Rate: With respect to the Mortgage Loans and each class of Class A Certificates and any date of determination, the per annum rate specified in the Insurance Agreement with respect to the Class A Certificates for the purpose of calculating the related Certificate Insurer Premium.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance: With respect to any Class A Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof minus
(ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) (including such amounts paid pursuant to the Policy) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(c), 4.02(d) or 4.02(e) and
(y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05 (other than any such amounts included in an Insured Payment and paid pursuant to the Policy), provided, that with respect to any Distribution Date, the Certificate Principal Balance of each class of Class A Certificates to which a Realized Loss was previously allocated and remains unreimbursed will be increased as follows: to the Class A-I Certificates on a pro rata basis, with respect to the Group I Loans and to the Class A-II Certificates with respect to the Group II Loans, to the extent of Realized Losses previously allocated thereto and remaining unreimbursed, but only to the extent of Subsequent Recoveries on the related Mortgage Loans received during the previous calendar month and available for distribution pursuant to Section 4.02(c)(iii), other than amounts that have been paid pursuant to the Policy. With respect to each Class SB Certificate, on any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate times an amount equal to the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of the Class A Certificates then outstanding. The Class R Certificates will not have a Certificate Principal Balance.

        Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates or uncertificated interests bearing the same designation.

        Class A Certificate: Any one of the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4 or Class A-II Certificates.

        Class A-I Certificate: Any one of the Class A-I-1, Class A-I-2, Class A-I-3 or Class A-I-4 Certificates.

        Class A-I Interest Remittance Amount: With respect to any Distribution Date, the portion of the Available Distribution Amount for that Distribution Date attributable to interest received or advanced with respect to the Group I Loans.

        Class A-I-1 Certificate: Any one of the Class A-I-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of Group I Loans as set forth in
Section 4.05, and evidencing (i) an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive the related Group I Basis Risk Carry-Forward Amount from Excess Cash Flow to the extent described herein.

        Class A-I-1 Margin:  0.100% per annum.

        Class A-I-2 Certificate: Any one of the Class A-I-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of Group I Loans as set forth in
Section 4.05, and evidencing (i) an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive the related Group I Basis Risk Carry-Forward Amount from Excess Cash Flow to the extent described herein.

        Class A-I-2 Margin:  0.170% per annum.

        Class A-I-3 Certificate: Any one of the Class A-I-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of Group I Loans as set forth in
Section 4.05, and evidencing (i) an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive the related Group I Basis Risk Carry-Forward Amount from Excess Cash Flow to the extent described herein.

        Class A-I-3 Margin:  0.250% per annum.

        Class A-I-4 Certificate: Any one of the Class A-I-4 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of Group I Loans as set forth in
Section 4.05, and evidencing (i) an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive the related Group I Basis Risk Carry-Forward Amount from Excess Cash Flow to the extent described herein.

        Class A-I-4 Margin: Initially, 0.350% per annum, and on any Distribution Date on or after the first Distribution Date after the second possible Optional Termination Date, 0.700% per annum.

        Class A-II Certificate: Any one of the Class A-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of Group II Loans as set forth in Section 4.05, and evidencing (i) an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions, and (ii) the right to receive the related Group II Basis Risk Carry-Forward Amount from Excess Cash Flow to the extent described herein.

        Class A-II Interest Remittance Amount: With respect to any Distribution Date, the portion of the Available Distribution Amount for that Distribution Date attributable to interest received or advanced with respect to the Group II Loans.

        Class A-II Margin: Initially, 0.230% per annum, and on any Distribution Date on or after the first Distribution Date after the second possible Optional Termination Date, 0.460% per annum.

        Class A Interest Distribution Priority: With respect to each Class of Class A Certificates and any Distribution Date, the amount available for payment of Accrued Certificate Interest thereon for that Distribution Date plus Accrued Certificate Interest thereon remaining unpaid from any prior Distribution Date, in the amounts and priority as follows:

o first, concurrently, to the Class A-I Certificates, pro rata, from the Class A-I Interest Remittance Amount, and to the Class A-II Certificates, from the Class A-II Interest Remittance Amount;

o second, to the Class A-I Certificates, pro rata, from the remaining Class A-II Interest Remittance Amount and to the Class A-II Certificates, from the remaining Class A-I Interest Remittance Amount, as needed after taking into account any distributions in respect of interest on the Class A Certificates made in first above;

o third, concurrently, from the Principal Remittance Amount related to the Group I Loans, to the Class A-I Certificates, pro rata, and from the Principal Remittance Amount related to the Group II Loans, to the Class A-II Certificates, after taking into account any distributions in respect of interest on the Class A Certificates made in first and second above; and

o fourth, from the remaining Principal Remittance Amount related to the Group II Loans, to the Class A-I Certificates, pro rata, and from the remaining Principal Remittance Amount related to the Group I Loans, to the Class A-II Certificates, as needed after taking into account any distributions in respect of interest on the Class A Certificates made in first, second and third above.

        Class R Certificates: Collectively, the Class R-I Certificates and the Class R-II Certificates.

        Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit E and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit E and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Class SB Certificate: Any one of the Class SB Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D, subordinate to the Class A Certificates with respect to distributions and the allocation of Realized Losses as set forth in
Section 4.05, and evidencing an interest comprised of "regular interests" in REMIC II together with certain rights to payments under the Yield Maintenance Agreement for purposes of the REMIC Provisions.

        Closing Date:  December 28, 2005.

        Code:  The Internal Revenue Code of 1986, as amended.

        Commission:  The Securities and Exchange Commission.

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at U.S. Bank National Association, EP-MN-WS3D, 60 Livingston Avenue, St. Paul, Minnesota 55107, Attn: RAMP Series 2005-EFC7.

        Credit Repository: Equifax, Transunion and Experian, or their successors in interest.

        Cumulative Insurance Payments: As of any time of determination, the aggregate amount of all Insured Payments previously paid by the Insurer under the Policy in respect of the Class A Certificates minus (a) the aggregate of all payments previously made to the Insurer pursuant to Section 4.02(c) or 4.02(d) hereof as reimbursement for such Insured Payments, plus (b) interest thereon from the date such amounts became due until paid in full, at a rate of interest equal to the applicable Late Payment Rate.

        Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates and the Insurer, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in
Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Depositor, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit F hereto.

        Custodian: A custodian appointed pursuant to a Custodial Agreement and reasonably acceptable to the Insurer.

        Cut-off Date:  December 1, 2005.

        Cut-off Date Balance:  $725,000,209.53.

        Cut-off Date Principal Balance: With respect to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of the Cut-off Date), whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficiency Amount: With respect to any Distribution Date and each Class of the Class A-I Certificates, an amount, if any, equal to the sum of (1) the excess, if any, of the Accrued Certificate Interest (without taking into account any reduction in the Accrued Certificate Interest in respect of Realized Losses) on the Class of Class A-I Certificates for that Distribution Date over the portion of the amounts on deposit in the Certificate Account on that Distribution Date available for distribution to the Class A-I Certificates pursuant to the Class A Interest Distribution Priority on that Distribution Date and (2) (i) with respect to any Distribution Date that is not the Distribution Date in December 2035, the principal portion of any Realized Losses allocated to the Class A-I Certificates, if any, for that Distribution Date and (ii) on the Distribution Date in December 2035, the aggregate Certificate Principal Balance of the Class A-I Certificates (after giving effect to all distributions to be made thereon on that Distribution Date other than any portion thereof consisting of an Insured Payment payable as principal on the Class A-I Certificates). With respect to any Distribution Date and the Class A-II Certificates, an amount, if any, equal to the sum of (1) the excess, if any, of the Accrued Certificate Interest (without taking into account any reduction in the Accrued Certificate Interest in respect of Realized Losses) on the Class A-II Certificates for that Distribution Date over the portion of the amounts on deposit in the Certificate Account on that Distribution Date available for distribution to the Class A-II Certificates pursuant to the Class A Interest Distribution Priority on that Distribution Date and (2) (i) with respect to any Distribution Date that is not the Distribution Date in December 2035, the principal portion of any Realized Losses allocated to the Class A-II Certificates, if any, for that Distribution Date and (ii) on the Distribution Date in December 2035, the aggregate Certificate Principal Balance of the Class A-II Certificates (after giving effect to all distributions to be made thereon on that Distribution Date other than any portion thereof consisting of an Insured Payment payable as principal on the Class A-II Certificates). The Deficiency Amount does not include any Group I Basis Risk Shortfall Carry Forward Amounts or Group II Basis Risk Shortfall Carry Forward Amounts.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate:  Any definitive, fully registered Certificate.

        Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquency Ratio: With respect to any Distribution Date and the Mortgage Loans, the arithmetic average, of the fraction, expressed as a percentage, equal to (x) the aggregate Stated Principal Balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including Mortgage Loans in bankruptcy that are 60 or more days delinquent, foreclosure and REO Properties, over (y) the aggregate Stated Principal Balance of all of the Mortgage Loans immediately preceding that Distribution Date.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on August 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depositor:  As defined in the preamble hereto.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Derivative Contract: Any ISDA Master Agreement, together with the related Schedule and Confirmation, entered into by the Trustee and a Derivative Counterparty in accordance with Section 4.11.

        Derivative Counterparty: Any counterparty to a Derivative Contract as provided in Section 4.11.

        Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) and (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code. A Disqualified Organization also includes any "electing large partnership," as defined in Section 775(a) of the Code and any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership
Interest in a Class R Certificate by such Person may cause any REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        DTC Letter: The Letter of Representations, dated December 28, 2005, between the Trustee, on behalf of the Trust Fund, and the Depository.

        Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

        Due Period: With respect to any Distribution Date, the calendar month of such Distribution Date.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of U.S. Bank National Association, or (iv) in the case of the Certificate Account and the Insurance Account, a trust account or accounts maintained in the corporate trust department of U.S. Bank National Association, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the then-current rating by such Rating Agency).

        Eligible Master Servicing Compensation: With respect to any Distribution Date and each Loan Group, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full or Curtailments during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the related Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and amounts payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to
Section 3.10(a)(v) and (vi) provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02(a) except as may be required pursuant to the last sentence of such Section 7.02(a), in each case with respect to the related Loan Group.

        ERISA:  The Employee Retirement Income Security Act of 1974, as amended.
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        Event of Default:  As defined in Section 7.01.
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        Excess Cash Flow: With respect to the Mortgage Loans and any Distribution Date, an amount equal to the sum of (A) the excess of (1) the Available Distribution Amount for that Distribution Date over (2) the sum of (x) the Interest Distribution Amount for that Distribution Date and (y) the lesser of (i) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date and (ii) the Principal Remittance Amount for that Distribution Date to the extent not needed to pay interest on the Class A Certificates on such Distribution Date, (B) the Overcollateralization Reduction Amount, if any, for that Distribution Date and
(C) any Yield Maintenance Payment for that Distribution Date.

        Excess Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the Overcollateralization Amount on such Distribution Date over (b) the Required Overcollateralization Amount for such Distribution Date.

        Exchange Act:  The Securities Exchange Act of 1934, as amended.
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        Fannie Mae:  Fannie  Mae, a  federally  chartered  and  privately  owned
corporation   organized  and  existing  under  the  Federal  National   Mortgage
Association Charter Act, or any successor thereto.

        FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

        FHA:  The Federal Housing Administration, or its successor.

        Final Certification:  As defined in Section 2.02.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Final Scheduled Distribution Date: Solely for purposes of the face of the Certificates, as follows: with respect to the Class A-I-1 Certificates, the Distribution Date in March 2026; with respect to the Class A-I-2 Certificates, the Distribution Date in August 2029; with respect to the Class A-I-3 Certificates, the Distribution Date in April 2034; with respect to the Class A-I-4 Certificates and the Class A-II Certificates, the Distribution Date in December 2035; and with respect to the Class SB Certificates, the Distribution Date in December 2035. No event of default under this Agreement will arise or become applicable solely by reason of the failure to retire the entire Certificate Principal Balance of any Class of Class A Certificates on or before its Final Scheduled Distribution Date.

        Foreclosure Profits: With respect to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Gross Margin: With respect to each adjustable rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in Exhibit G-1 and Exhibit G-2 hereto as the "NOTE MARGIN," which percentage is added to the related Index on each Adjustment Date to determine (subject to rounding in accordance with the related Mortgage Note, the Periodic Cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

        Group I Basis Risk Shortfall: With respect to each Class of the Class A-I Certificates and any Distribution Date on which the Group I Net WAC Cap Rate is used to determine the Pass-Through Rate of such Class of the Class A-I Certificates, an amount equal to the excess, if any, of (x) Accrued Certificate Interest for such Class of the Class A-I Certificates, calculated at a rate (not to exceed the Maximum Mortgage Loan Rate) equal to LIBOR plus the related Margin, over (y) Accrued Certificate Interest for such Class of the Class A-I Certificates for such Distribution Date calculated using the Group I Net WAC Cap Rate.

        Group I Basis Risk Shortfall Carry-Forward Amount: With respect to each Class of Class A-I Certificates and any Distribution Date, the sum of (a) the aggregate amount of Group I Basis Risk Shortfall for such Class on such Distribution Date plus (b) any Group I Basis Risk Shortfall for such Class remaining unpaid from prior Distribution Dates, plus (c) one month's interest on the amount in clause (b) (based on the number of days in the preceding Interest Accrual Period), to the extent previously unreimbursed by Excess Cash Flow, at a rate equal to the related Pass-Through Rate.

        Group I Loans: The Mortgage Loans designated as Group I Loans on the Mortgage Loan Schedule attached hereto as Exhibit G-1.

        Group I Net WAC Cap Rate: With respect to any Distribution Date and the Class A-I Certificates, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group I Loans using the Net Mortgage Rates (or, if applicable, Modified Net Mortgage Rates) on such Mortgage Loans in effect for the Monthly Payments due on such Mortgage Loans during the related Due Period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period. With respect to any Distribution Date and the REMIC II Regular Interests the ownership of which is represented by the A-I Certificates, a per annum rate equal to the weighted average (adjusted for the actual number of days elapsed in the related Interest Accrual Period) of the Uncertificated REMIC I Group I Pass-Through Rate for the REMIC I Group I Regular Interests, weighted on the basis of the Uncertificated Principal Balance of such REMIC I Group I Regular Interests immediately prior to such Distribution Date, multiplied by a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related Interest Accrual Period.

        Group I Principal Distribution Amount: On any Distribution Date, the Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to the Group I Loans for that Distribution Date and the denominator of which is the Principal Allocation Amount for all of the Mortgage Loans for that Distribution Date.

        Group II Basis Risk Shortfall: With respect to the Class A-II Certificates and any Distribution Date on which the Group II Net WAC Cap Rate is used to determine the Pass-Through Rate of the Class A-II Certificates, an amount equal to the excess, if any, of (x) Accrued Certificate Interest for the Class A-II Certificates, calculated at a rate (not to exceed the Maximum Mortgage Loan Rate) equal to (a) LIBOR plus the Class A-II Margin over (y) Accrued Certificate Interest for the Class A-II Certificates for such Distribution Date calculated using the Group II Net WAC Cap Rate.

        Group II Basis Risk Shortfall Carry-Forward Amount: With respect to the Class A-II Certificates and any Distribution Date, the sum of (a) the aggregate amount of Group II Basis Risk Shortfall on such Distribution Date plus (b) any Group II Basis Risk Shortfall remaining unpaid from prior Distribution Dates, plus (c) one month's interest on the amount in clause (b) (based on the number of days in the preceding Interest Accrual Period), to the extent previously unreimbursed by Excess Cash Flow, at a rate equal to the related Pass-Through Rate.

        Group II Loans: The Mortgage Loans designated as Group II Loans on the Mortgage Loan Schedule attached hereto as Exhibit G-2.

        Group II Net WAC Cap Rate: With respect to any Distribution Date and the Class A-II Certificates, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group II Loans using the Net Mortgage Rates (or, if applicable, Modified Net Mortgage Rates) on such Mortgage Loans in effect for the Monthly Payments due on such Mortgage Loans during the related Due Period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period. With respect to any Distribution Date and the REMIC II Regular Interests the ownership of which is represented by the A-II Certificates, a per annum rate equal to the weighted average (adjusted for the actual number of days elapsed in the related Interest Accrual Period) of the Uncertificated REMIC II Group II Pass-Through Rate for the REMIC I Group II Regular Interests, weighted on the basis of the Uncertificated Principal Balance of such REMIC I Group II Regular Interests immediately prior to such Distribution Date, multiplied by a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related Interest Accrual Period.

        Group II Principal Distribution Amount: On any Distribution Date, the Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to the Group II Loans for that Distribution Date and the denominator of which is the Principal Allocation Amount for all of the Mortgage Loans for that Distribution Date.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Depositor, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Depositor, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Index: With respect to any adjustable rate Mortgage Loan and as to any Adjustment Date therefor, the related index as stated in the related Mortgage Note.

        Initial Certificate Principal Balance: With respect to each Class of Certificates (other than the Class R Certificates), the Certificate Principal Balance of such Class of Certificates as of the Closing Date as set forth in the Preliminary Statement hereto.

        Insurance Account: The account or accounts created and maintained pursuant to Section 4.10, which shall be entitled "U.S. Bank National
Association, as trustee, in trust for the registered holders of Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-EFC7" and which must be an Eligible Account.

        Insurance Agreement: The Insurance and Indemnity Agreement, dated as of December 28, 2005, among the Insurer, the Trustee, the Master Servicer and the Depositor.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Insured Payment: With respect to (a) any Distribution Date, (i) the Deficiency Amount and (ii) any Preference Amount and (b) any other date, any Preference Amount.

        Insurer: Financial Guaranty Insurance Company, a New York insurance corporation or its successors in interest.

        Insurer Account: An account of the Insurer maintained at JPMorgan Chase Bank, N.A. (ABA No. 021000021), Account No. 904951812, Attention: Joanne Murray, or such other account as may be designated by the Insurer to the Trustee in writing not less than five Business Days prior to the related Distribution Date.

        Insurer Default:  The existence and continuance of any of the following:
(a) a failure by the Insurer to make a payment required under the Policy in accordance with its terms; or (b)(i) the Insurer (A) files any petition or commences any case or proceeding under any provision or chapter of the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors or (C) has an order for relief entered against it under the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or (ii) a court of competent jurisdiction, the New York insurance department or other competent regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the Insurer or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Insurer (or the taking of possession of all or any material portion of the property of the Insurer).

        Interest Accrual Period: With respect to the Class A Certificates, (i) with respect to the Distribution Date in January 2006, the period commencing on the Closing Date and ending on the day preceding the Distribution Date in January 2006, and (ii) with respect to any Distribution Date after the Distribution Date in January 2006, the period commencing on the Distribution Date in the month immediately preceding the month in which such Distribution Date occurs and ending on the day preceding such Distribution Date. With respect to the Class SB Certificates and any Distribution Date, the prior calendar month.

        Interest Distribution Amount: With respect to each Class of Class A Certificates and any Distribution Date, the aggregate amount of Accrued Certificate Interest to be distributed to the holders of such Class of Class A Certificates for such Distribution Date, plus any related Accrued Certificate Interest thereon remaining unpaid from any prior Distribution Date.

        Interested Person: As of any date of determination, the Depositor, the Master Servicer, the Insurer, the Trustee, any Mortgagor, any Manager of a Mortgaged Property, or any Person known to a Responsible Officer of the Trustee to be an Affiliate of any of them.

        Interim Certification:  As defined in Section 2.02.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Late Payment Rate: As defined in the Insurance Agreement.

        LIBOR: With respect to any Distribution Date, the arithmetic mean of the London interbank offered rate quotations for one-month U.S. Dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.02.

        LIBOR Business Day: Any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in London, England are required or authorized to by law to be closed.

        LIBOR Rate Adjustment Date: With respect to each Distribution Date, the second LIBOR Business Day immediately preceding the commencement of the related Interest Accrual Period.

        Limited Repurchase Right Holder: RFC Asset Holdings II, Inc., or its successor.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds and Subsequent Recoveries.

        Loan Group:  Group I Loans or Group II Loans, as applicable.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination (plus, in the case of a junior lien Mortgage Loan, the principal balance of the senior Mortgage Loan on the related Mortgaged Property) and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Margin: The Class A-I-1 Margin, Class A-I-2 Margin, Class A-I-3 Margin, Class A-I-4 Margin, or Class A-II Margin, as applicable.

        Marker Rate: With respect to the Class SB Certificates and any Distribution Date, a per annum rate equal to two (2) multiplied by the weighted average of the Uncertificated Pass-Through Rates for each REMIC I Regular Interest (other than the REMIC I Regular Interest I-AA and REMIC I Regular Interest II-AA) with the rates on each such REMIC I Regular Interest (other than REMIC I Regular Interest I-ZZ and REMIC I Regular Interest II-ZZ) subject to a cap equal to the Pass-Through Rate for the REMIC II Regular Interest, the ownership of which is represented by the corresponding Class for such REMIC I Regular Interest, and the rate on REMIC I Regular Interest I-ZZ and REMIC Regular Interest II-ZZ subject to a cap of zero, in each case for purposes of this calculation.

        Maturity Date: With respect to each Class of Certificates representing ownership of regular interest or Uncertificated Regular Interests issued by each of REMIC I and REMIC II the latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, by which the Certificate Principal Balance of each such Class of Certificates representing a regular interest in the Trust Fund would be reduced to zero, which is, for each such regular interest, the Distribution Date in December 2035, which is the Distribution Date occurring in the month following the last scheduled monthly payment of the Mortgage Loans.

        Maximum Mortgage Loan Rate: With respect to the Class A Certificates and any Interest Accrual Period, 14.00% per annum.

        Maximum Mortgage Rate: With respect to any adjustable rate Mortgage Loan, the rate indicated in Exhibit G-1 and Exhibit G-2 hereto as the "NOTE CEILING," which rate is the maximum interest rate that may be applicable to such adjustable rate Mortgage Loan at any time during the life of such Mortgage Loan.

        Maximum Net Mortgage Rate: With respect to any adjustable rate Mortgage Loan and any date of determination, the Maximum Mortgage Rate minus the sum of
(i) the Subservicing Fee Rate, (ii) the Servicing Fee Rate and (iii) the Certificate Insurer Premium Modified Rate as of such date.

        MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

        MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

        Minimum Mortgage Rate: With respect to any adjustable rate Mortgage Loan, the greater of (i) the Note Margin and (ii) the rate indicated in Exhibit G-1 and G-2 hereto as the "NOTE FLOOR", which rate may be applicable to such adjustable rate Mortgage Loan at any time during the life of such adjustable rate Mortgage Loan.

        Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Mortgage Rate: With respect to any Mortgage Loan that is the subject of a Servicing Modification, the Mortgage Rate, minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        Modified Net Mortgage Rate: With respect to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate, minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and the Due Date in any Due Period, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient
Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan, the mortgage, deed of trust or other comparable instrument creating a first or junior lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loan Schedule: The lists of the Mortgage Loans attached hereto as Exhibit G1 and Exhibit G-2 (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which lists shall set forth at a minimum the following information as to each Mortgage Loan:

               (i) the Mortgage Loan identifying number ("RFC LOAN #");

               (ii) [reserved];

               (iii) the maturity of the Mortgage Note ("MATURITY DATE" or "MATURITY DT") for Mortgage Loans;

               (iv) the Mortgage Rate as of origination ("ORIG RATE");

               (v) the Mortgage Rate as of the Cut-off Date for an adjustable rate Mortgage Loan ("CURR RATE");

               (vi) the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

               (vii) the scheduled monthly payment of principal, if any, and interest as of the Cut-off Date ("ORIGINAL P & I" or "CURRENT P & I" for the adjustable rate Mortgage Loans);

               (viii) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

               (ix) the Loan-to-Value Ratio at origination ("LTV");

               (x) a code "T", "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence (the absence of any such code means the Mortgage Loan is secured by a primary residence);

               (xi) a code "N" under the column "OCCP CODE", indicating that the Mortgage Loan is secured by a non-owner occupied residence (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence);

               (xii) the Maximum Mortgage Rate for the adjustable rate Mortgage Loans ("NOTE CEILING");

               (xiii) the Maximum Net Mortgage Rate for the adjustable rate Mortgage Loans ("NET CEILING");

               (xiv) the Note Margin for the adjustable rate Mortgage Loans ("NOTE MARGIN");

               (xv) the first Adjustment Date after the Cut-off Date for the adjustable rate Mortgage Loans ("NXT INT CHG DT");

               (xvi) the Periodic Cap for the adjustable rate Mortgage Loans ("PERIODIC DECR" or "PERIODIC INCR"); and

               (xvii) (the rounding of the semi-annual or annual adjustment to the Mortgage Rate with respect to the adjustable rate Mortgage Loans ("NOTE METHOD").

        Such schedules may consist of multiple reports that collectively set forth all of the information required.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage Rate: With respect to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification. The Mortgage Rate on the adjustable rate Mortgage Loans will adjust on each Adjustment Date to equal the sum (rounded to the nearest multiple of one-eighth of one percent (0.125%) or up to the nearest one-eighth of one percent, which are indicated by a "U" on Exhibit G-1 and Exhibit G-2, except in the case of the adjustable rate Mortgage Loans indicated by an "X" on Exhibit G-1 and Exhibit G-2 or hereto under the heading "NOTE METHOD"), of the related Index plus the Note Margin, in each case subject to the applicable Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

        Mortgaged  Property:  The underlying  real property  securing a Mortgage
Loan.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage Rate: With respect to any Mortgage Loan as of any date of determination, a per annum rate equal to the Mortgage Rate for such Mortgage Loan as of such date minus the sum of (i) the related Servicing Fee Rate, (ii) the related Subservicing Fee Rate, and (iii) the Certificate Insurer Premium Modified Rate.

        Net WAC Cap Rate: The Group I Net WAC Cap Rate or Group II Net WAC Cap Rate, as applicable.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds or REO Proceeds. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Servicing Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives amounts which the Master Servicer or Subservicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Servicing Advances shall be deemed to be Nonrecoverable Advances. The determination by the Master Servicer that it has made a Nonrecoverable Advance shall be evidenced by an Officer's Certificate delivered to the Depositor, the Trustee, the Insurer and the Master Servicer setting forth such determination, which shall include any other information or reports obtained by the Master Servicer such as property operating statements, rent rolls, property inspection reports and engineering reports, which may support such determinations. Notwithstanding the above, the Trustee shall be entitled to rely upon any determination by the Master Servicer that any Advance previously made is a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance.

        Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Note Margin: With respect to each adjustable rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in Exhibit G-1 and Exhibit G-2 hereto as the "NOTE MARGIN," which percentage is added to the Index on each Adjustment Date to determine (subject to rounding in accordance with the related Mortgage Note, the Periodic Cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate) the interest rate to be borne by such adjustable rate Mortgage Loan until the next Adjustment Date.

        Notional Amount: With respect to the Class SB Certificates immediately prior to any Distribution Date, the aggregate of the Uncertificated Principal Balances of the REMIC II Regular Interests.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President, a Vice President, Assistant Vice President, Director, Managing Director, the Treasurer, the Secretary, an Assistant Treasurer or an Assistant Secretary of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee and the Insurer, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Depositor or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of REMIC I or REMIC II as REMICs or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Optional Termination Date: Any Distribution Date on or after which the Stated Principal Balance (after giving effect to distributions to be made on such Distribution Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date Balance.

        Outstanding Mortgage Loan: With respect to the Due Date in any Due Period, a Mortgage Loan (including an REO Property) that was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and that was not purchased, deleted or substituted for prior to such Due Date pursuant to
Section 2.02, 2.03, 2.04, 4.07 or 4.08.

        Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balance of the Mortgage Loans before giving effect to distributions of principal to be made on such Distribution Date over (b) the aggregate Certificate Principal Balance of the Class A Certificates as of such date, before taking into account distributions of principal to be made on that Distribution Date.

        Overcollateralization Floor: An amount equal to the product of 0.50% and the Cut-off Date Balance.

        Overcollateralization Increase Amount: With respect to any Distribution Date, an amount equal to the lesser of (i) the Excess Cash Flow for that Distribution Date available to make payments pursuant to Section 4.02(c)(vi) and
(ii) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

        Overcollateralization Reduction Amount: With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on such Distribution Date, greater than zero, an amount equal to the lesser of (i) the Excess Overcollateralization Amount for that Distribution Date and (ii) the Principal Remittance Amount for such Distribution Date.

        Ownership Interest: With respect to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate: With respect to each Class of the Class A-I Certificates and each Interest Accrual Period, a per annum rate equal to the least of (i) LIBOR plus the related Margin, (ii) the Maximum Mortgage Loan Rate and (iii) the Group I Net WAC Cap Rate. With respect to the Class A-II Certificates and each Interest Accrual Period, a per annum rate equal to the least of (i) LIBOR plus the Class A-II Margin, (ii) the Maximum Mortgage Loan Rate and (iii) the Group II Net WAC Cap Rate.

        With respect to the Class SB Certificates, a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is (x) the sum, for each REMIC II Regular Interest, of the excess of the Uncertificated Group I REMIC I Pass-Through Rate or Uncertificated Group II REMIC I Pass-Through Rate, as applicable, for such REMIC I Regular Interest over the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of such REMIC I Regular Interest and (y) the denominator of which is the aggregate Uncertificated Principal Balance of the REMIC I Regular Interests.

        Paying Agent: U.S. Bank National Association, or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Class A Certificate, the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same Class. The Percentage Interest with respect to a Class SB Certificate or Class R Certificate shall be stated on the face thereof.

        Periodic Cap: With respect to each adjustable rate Mortgage Loan, the periodic rate cap that limits the increase or the decrease of the related
Mortgage Rate on any Adjustment Date pursuant to the terms of the related Mortgage Note.

        Permitted Investments:  One or more of the following:

               (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

               (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

               (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper and demand notes shall have a remaining maturity of not more than 30 days;

               (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available (which may be managed by the Trustee or one of its Affiliates); and

               (vi) other obligations or securities that are acceptable to the Insurer and each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the then-current rating by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Aaa in the case of Moody's, and for purposes of this Agreement, any references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-1 in the case of Standard & Poor's and P-1 in the case of Moody's; provided, however, that any Permitted Investment that is a short-term debt obligation rated A-1 by Standard & Poor's must satisfy the following additional conditions: (i) the total amount of debt from A-1 issuers must be limited to the investment of monthly principal and interest payments (assuming fully amortizing collateral); (ii) the total amount of A-1 investments must not represent more than 20% of the aggregate outstanding
Certificate Principal Balance of the Certificates and each investment must not mature beyond 30 days; (iii) the terms of the debt must have a predetermined fixed dollar amount of principal due at maturity that cannot vary; and (iv) if the investments may be liquidated prior to their maturity or are being relied on to meet a certain yield, interest must be tied to a single interest rate index plus a single fixed spread (if any) and must move proportionately with that index. Any Permitted Investment may be purchased by or through the Trustee or its Affiliates.

        Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Policy: The Financial Guaranty Insurance Policy No. 05030159 issued by the Insurer in respect of the Class A Certificates, a copy of which is attached hereto as Exhibit P.

        Pool Stated Principal Balance: With respect to any date of determination, the aggregate of the Stated Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

        Prepayment Assumption: With respect to the Class A Certificates, the prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on such Certificates for federal income tax purposes, which assumes a prepayment rate of 23% HEP with respect to the fixed-rate Mortgage Loans, and 100% PPC with respect to the adjustable-rate Mortgage Loans.

        Prepayment Interest Shortfall: With respect to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: With respect to any Distribution Date, the calendar month preceding the month of distribution.

        Primary Insurance Policy: Each primary policy of mortgage guaranty insurance as indicated by a numeric code on Exhibit G-1 and Exhibit G-2 with the exception of either code "23" or "96" under the column "MI CO CODE".

        Principal Allocation Amount: With respect to any Distribution Date, the sum of (a) the Principal Remittance Amount for such Distribution Date, (b) the amount described in clause (b)(iv) of the definition of Principal Distribution Amount for such Distribution Date, (c) the aggregate amount of the principal portion of Realized Losses on the Mortgage Loans in the calendar month preceding such Distribution Date, to the extent covered by Excess Cash Flow for such Distribution Date, minus (d) the Capitalization Reimbursement Amount for such Distribution Date; provided, that on any Distribution Date on which there is insufficient Excess Cash Flow to cover all Realized Losses on the Mortgage Loans, in determining the Group I Principal Distribution Amount and Group II Principal Distribution Amount, the available Excess Cash Flow will be allocated to the Class A-I Certificates and Class A-II Certificates, pro rata, based on the principal portion of Realized Losses on the Group I Loans and the Group II Loans, respectively.

        Principal Distribution Amount: With respect to any Distribution Date, the lesser of (a) the excess of (i) the Available Distribution Amount for such Distribution Date, plus for inclusion in Excess Cash Flow for purposes of clauses (b)(v) and (b)(vi), the amounts received by the trustee under the Yield Maintenance Agreement for such Distribution Date over (ii) the Interest Distribution Amount and (b) the sum of:

               (i) the principal portion of each Monthly Payment received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan;

               (ii) the Stated Principal Balance of any Mortgage Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04, 4.07 or 4.08, the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or 2.04 during the related Prepayment Period and the Stated Principal Balance of Mortgage Loans purchased pursuant to Section 9.01 in connection with such Distribution Date, if applicable;

               (iii) the principal portion of all other unscheduled collections, other than Subsequent Recoveries, on the Mortgage Loans (including, without limitation, Principal Prepayments in Full, Curtailments, Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period to the extent applied by the Master Servicer as recoveries of principal of the Mortgage Loans pursuant to
        Section 3.14;

               (iv) the lesser of (a) Subsequent Recoveries for such Distribution Date and (b) the principal portion of any Realized Losses allocated to any Class of Certificates on a prior Distribution Date and remaining unpaid;

               (v) the lesser of (a) Excess Cash Flow for that Distribution Date (to the extent not used pursuant to clause (iv) of this definition on such Distribution Date) and (b) the principal portion of any Realized Losses incurred (or deemed to have been incurred) on any Mortgage Loans in the calendar month preceding such Distribution Date to the extent covered by Excess Cash Flow for that Distribution Date; and

               (vi) the lesser of (a) the Excess Cash Flow for such Distribution Date (to the extent not used to cover Realized Losses pursuant to clause
        (iv) and (v) of this definition on such Distribution Date) and (b) the Overcollateralization Increase Amount for such Distribution Date to the extent covered by Excess Cash Flow for that Distribution Date;

        minus

               (vii)  any   Overcollateralization   Reduction  Amount  for  such
        Distribution Date; and

               (viii)   any   Capitalization   Reimbursement   Amount  for  such
        Distribution Date;

provided, however, that the Principal Distribution Amount on any Distribution Date shall not be less than zero or greater than the aggregate Certificate Principal Balance of the Class A Certificates.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

        Principal Remittance Amount: With respect to any Distribution Date, the sum of the amounts described in clauses (b)(i), (b)(ii) and (b)(iii) of the definition of Principal Distribution Amount for that Distribution Date.

        Program Guide: The Residential Funding Seller Guide for mortgage collateral sellers that participate in Residential Funding's standard mortgage programs, and Residential Funding's Servicing Guide and any other subservicing arrangements which Residential Funding has arranged to accommodate the servicing of the Mortgage Loans.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04, 4.07 or 4.08, an amount equal to the sum of (i) (a) if such Mortgage Loan (or REO Property) is being purchased pursuant to Sections 2.02, 2.03, 2.04 or 4.07 of this Agreement, 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances or (b) if such Mortgage Loan (or REO Property) is being purchased pursuant to Section 4.08 of this Agreement, the greater of (1) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances on such Mortgage Loan (or REO Property) and (2) the fair market value thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) plus the rate per annum at which the Servicing Fee and the Certificate Insurer Premium Modified Rate is calculated, or (b) in the case of a purchase made by the Master Servicer, at the Net Mortgage Rate (or Modified Net Mortgage Rate plus the Certificate Insurer Premium Modified Rate in the case of a Modified Mortgage Loan), in each case on the Stated Principal Balance thereof to, but not including, the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA- or FHLMC-approved mortgage insurer or having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Depositor for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential
Funding, in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and
(vi) in the case of the adjustable rate Mortgage Loans, (w) have a Mortgage Rate that adjusts with the same frequency and based upon the same Index as that of the Deleted Mortgage Loan, (x) have a Note Margin not less than that of the Deleted Mortgage Loan; (y) have a Periodic Rate Cap that is equal to that of the Deleted Mortgage Loan; and (z) have a next Adjustment Date no later than that of the Deleted Mortgage Loan.

        Rating Agency: Moody's and Standard & Poor's. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor, and with respect to the Class A Certificates, the Insurer, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) and the Certificate Insurer Premium Modified Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) and the Certificate Insurer Premium Modified Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances, Servicing Advances or other expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which is the subject of a Servicing Modification, (a) (1) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced or
(2) the sum of any other amounts owing under the Mortgage Loan that were forgiven and that constitute Servicing Advances that are reimbursable to the Master Servicer or a Subservicer, and (b) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction attributable to interest. Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee and the Insurer in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Realized Losses allocated to the Class SB Certificates shall be allocated first in reduction of the accrued but unpaid interest thereon until such accrued and unpaid interest shall have been reduced to zero and then in reduction of the Principal Balance thereof.
        Record Date: With respect to each Distribution Date and the Class A Certificates which are Book-Entry Certificates, the close of business on the Business Day prior to such Distribution Date.

        With respect to each Distribution Date and the Certificates (other than the Class A Certificates), the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs, except in the case of the first Record Date, which shall be the Closing Date.

        Reference Bank Rate:  As defined in Section 1.02.

        Regular Interest:  Any one of the regular interests in the Trust Fund.

        Relief Act:  The Servicemembers Civil Relief Act, as amended.

        Relief Act Shortfalls: Interest shortfalls on the Mortgage Loans resulting from the Relief Act or similar legislation or regulations.

        REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code. As used herein, the term "REMIC" shall mean REMIC I and REMIC II.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as successor master servicer shall appoint a successor REMIC Administrator, acceptable to the Insurer subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC I: The segregated pool of assets subject hereto (exclusive of the Yield Maintenance Agreement and any payments thereunder, which are not assets of any REMIC), constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made (other than with respect to the items in clause (v) and the proceeds thereof), consisting of: (i) the Mortgage Loans and the related Mortgage Files;
(ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly Payments due in the month of the Cut-off
Date) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund; (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure; (iv) the hazard insurance policies and Primary Insurance Policies pertaining to the Mortgage Loans, if any; and (v) all proceeds of clauses (i) through (iv) above.

        REMIC I Regular Interest: Any of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I. Each REMIC I Regular Interest shall accrue interest at the related Uncertificated REMIC I Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial
Uncertificated Principal Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto.

        REMIC I Group I Interest Loss Allocation Amount: With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Uncertificated Principal Balance of the REMIC I Group I Regular Interests then outstanding and (ii) the Uncertificated Pass-Through Rate for REMIC I Regular Interest I-AA minus the Marker Rate, divided by (b) 12.

        REMIC I Group I Overcollateralized Amount: With respect to any date of determination, (i) 1% of the aggregate Uncertificated Principal Balances of the REMIC I Group I Regular Interests minus (ii) the aggregate Uncertificated Principal Balances of the REMIC I Group I Regular Interests (other than REMIC I Regular Interests I-A and I-ZZ), in each case as of such date of determination.

        REMIC I Group I Principal Loss Allocation Amount: With respect to any Distribution Date, an amount equal to the product of (i) the aggregate Stated Principal Balance of the Group I Mortgage Loans then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the sum of the Uncertificated Principal Balances of REMIC I Regular Interests A-I-1, A-I-2, A-I-3, and A-I-4 and the denominator of which is the sum of the Uncertificated Principal Balances of REMIC I Regular Interests A-I-1, A-I-2, A-I-3, A-I-4 and I-ZZ.

        REMIC I Group I Regular Interest: REMIC I Regular Interest I-AA, I-A-I-1, I-A-I-2, I-A-1-3, I-A-I-4 and I-ZZ.

        REMIC I Group II Interest Loss Allocation Amount: With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Uncertificated Principal Balance of the REMIC I Group II Regular Interests then outstanding and (ii) the Uncertificated Pass-Through Rate for REMIC I Regular Interest II-AA minus the Marker Rate, divided by (b) 12.

        REMIC I Group II Overcollateralized Amount: With respect to any date of determination, (i) 1% of the aggregate Uncertificated Principal Balances of the REMIC I Group II Regular Interests minus (ii) the aggregate Uncertificated Principal Balances of the REMIC I Group II Regular Interests (other than REMIC I Regular Interests II-A and II-ZZ), in each case as of such date of determination.

        REMIC I Group II Principal Loss Allocation Amount: With respect to any Distribution Date, an amount equal to the product of (i) the aggregate Stated Principal Balance of the Group II Mortgage Loans then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the sum of the Uncertificated Principal Balances of REMIC I Regular Interests A-II, and the denominator of which is the sum of the Uncertificated Principal Balances of REMIC I Regular Interests A-II and II-ZZ.

        REMIC I Group II Regular Interest: REMIC I Regular Interest II-AA, II-A-II and II-ZZ.

        REMIC I Regular Interest I-A-I-1: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Group I REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest I-A-I-2: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Group I REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest I-A-I-3: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Group I REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest I-A-I-4: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Group I REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest I-AA: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Group I REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest I-ZZ: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Group I REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest II-AA: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Group II REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest II-A-II: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Group II REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest II-ZZ: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated Group II REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest I-ZZ Maximum Interest Deferral Amount: With respect to any Distribution Date, the excess of (i) Uncertificated Accrued Interest calculated with the REMIC I Regular Interest I-ZZ Uncertificated Pass-Through Rate and an Uncertificated Principal Balance equal to the excess of
(x) the  Uncertificated  Principal Balance of REMIC I Regular Interest I-ZZ over
(y) the REMIC I Group I Overcollateralized Amount, in each case for such Distribution Date, over (ii) the sum of Uncertificated Accrued Interest on REMIC I Regular Interest I-A-I-1 through REMIC I Regular Interest I-A-I-4, with the rate on each such REMIC I Regular Interest subject to a cap equal to the
Pass-Through  Rate  for  the  corresponding   Class  for  the  purpose  of  this
calculation.

        REMIC I Regular Interest II-ZZ Maximum Interest Deferral Amount: With respect to any Distribution Date, the excess of (i) Uncertificated Accrued Interest calculated with the REMIC I Regular Interest II-ZZ Uncertificated Pass-Through Rate and an Uncertificated Principal Balance equal to the excess of
(x) the Uncertificated  Principal Balance of REMIC I Regular Interest II-ZZ over
(y) the REMIC I Group II Overcollateralized Amount, in each case for such Distribution Date, over (ii) the sum of Uncertificated Accrued Interest on REMIC I Regular Interest A-II, with the rate on each such REMIC I Regular Interest subject to a cap equal to the Pass-Through Rate for the corresponding Class for the purpose of this calculation.

        REMIC II: The segregated pool of assets described in the Preliminary Statement.

        REMIC II Regular Interest: Any "regular interest" issued by REMIC II the ownership of which is evidenced by a Class A Certificate, or the Class SB Certificate.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REMIC Regular Interests: the REMIC I Regular Interests and the REMIC II Regular Interests.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: With respect to any REO Property, a determination by the Master Servicer that it has received substantially all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: With respect to any REO Property, for any period, an amount equivalent to interest (at a rate equal to the sum of the Net Mortgage Rate and the Certificate Insurer Premium Modified Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer, on behalf of the Trust Fund for the benefit of the Certificateholders pursuant to
Section 3.14, through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable Modified Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan; provided, however, that a Mortgage Loan modified in accordance with clause (i) above for a temporary period shall not be a Reportable Modified Mortgage Loan if such Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

        Repurchase Event:  As defined in the Assignment Agreement.

        Request for Release: A request for release, the form of which is attached as Exhibit H hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Overcollateralization Amount: With respect to any Distribution Date, (a) if such Distribution Date is prior to the Stepdown Date, 3.70% of the Cut-off Date Balance, or (b) if such Distribution Date is on or after the Stepdown Date, the greater of (i) 7.40% of the then-current aggregate Stated Principal Balance of the Mortgage Loans as of the end of the related Due Period and (ii) the Overcollateralization Floor; provided, however, that if a Trigger Event is in effect, the Required Overcollateralization Amount shall be equal to the Required Overcollateralization Amount for the immediately preceding Distribution Date. The Required Overcollateralization Amount may be reduced from time to time with notification to the Rating Agencies and with the consent of the Insurer and without the consent of the Certificateholders.

        Residential  Funding:   Residential  Funding  Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Depositor and not in its capacity as Master Servicer, and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee, in each case with direct responsibility for the administration of this Agreement.

        RFC Exemption:  As defined in Section 5.02(e)(ii).
        -------------

        Rolling Six-Month Delinquency Ratio: As of any Distribution Date, the weighted average of the Delinquency Ratio for each of the six (or one, two, three, four and five in the case of the first, second, third, fourth and fifth Distribution Dates) immediately preceding Due Periods.

        Rule 144A: Rule 144A under the Securities Act of 1933, as in effect from time to time.

        Senior Enhancement Percentage: For any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the Overcollateralization Amount, prior to the distribution of the Principal Distribution Amount on such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

        Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer or a Subservicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07 and (v) compliance with the obligations under Sections 3.01, 3.08, 3.11, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate equal to the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period, as may be adjusted pursuant to
Section 3.16(e).

        Servicing Fee Rate: With respect to any Mortgage Loan, the per annum rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" as may be adjusted with respect to successor Master Servicers as provided in Section 7.02, which rate shall never be greater than the Mortgage Rate of such Mortgage Loan.

        Servicing Modification: Any reduction of the interest rate on or the Stated Principal Balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the Stated Principal Balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, in each case pursuant to a modification of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable in accordance with Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee and the Insurer on the Closing Date by the Master Servicer, as such list may from time to time be amended.

        Servicing Trigger: As of any Distribution Date, for purposes of Section 7.05, "Servicing Trigger; Removal of Master Servicer," the occurrence of any of the following scenarios:

        (i) the aggregate Rolling Six-Month Delinquency Ratio for the Mortgage Loans is greater than 27%; or

        (ii) the aggregate Realized Losses on the Mortgage Loans as a percentage of the Cut-off Date Balance exceeds the applicable amount set forth below:

July 2008 to December 2008.........              2.00% with respect to July 2008,  plus an  additional
                                           1/6 of 1.50% for each month thereafter
January 2009 to December 2009......          3.50%  with   respect  to  January   2009,   plus  an
                                           additional 1/12 of 2.00% for each month thereafter
January 2010 to December 2010......          5.50%  with   respect  to  January   2010,   plus  an
                                           additional 1/12 of 1.25% for each month thereafter
January 2011 to December 2011......          6.75%  with   respect  to  January   2010,   plus  an
                                           additional 1/12 of 0.75% for each month thereafter
January 2012 and thereafter............          7.50%


        Standard & Poor's: Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. or its successors in interest.

        Startup Date:  The day designated as such pursuant to Article X hereof.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the sum of (a) the Cut-off Date Principal Balance of the Mortgage Loan, (b) any amount by which the Stated Principal
Balance of the Mortgage Loan has been increased pursuant to a Servicing Modification, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period commencing on the first Due Period after the Cut-Off Date and ending with the Due Period related to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 or 4.03 on any previous Distribution Date, and (c) any Realized Loss incurred with respect to such Mortgage Loan allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Stepdown Date: The Distribution Date which is the later to occur of (i) the Distribution Date occurring in July 2008 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is equal to or greater than 7.40%.

        Subordination: The provisions described in Section 4.05 relating to the allocation of Realized Losses.

        Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period and that resulted in a Realized Loss.

        Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Depositor.

        Subservicing Fee: With respect to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues with respect to each Distribution Date at an annual rate equal to the Subservicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period.

        Subservicing Fee Rate: The per annum rate designated on the Mortgage Loan Schedule as the "SUBSERV FEE".

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Telerate Screen Page 3750:  As defined in Section 1.02.

        Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

        Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trigger Event: A Trigger Event is in effect with respect to any Distribution Date if either (i) the aggregate Rolling Six-Month Delinquency Ratio for the Mortgage Loans is greater than 16%; or (ii) the aggregate Realized Losses on the Mortgage Loans as a percentage of the Cut-off Date Balance exceeds the applicable amount set forth below:

 July 2008 to December 2008.........           1.50% with respect to July 2008, plus an
                                         additional 1/6 of 1.00% for each month thereafter.
 January 2009 to December 2009......       2.50% with respect to January 2009, plus an
                                         additional 1/12 of 1.50% for each month
                                   thereafter.
 January 2010 to December 2010......       4.00% with respect to January 2010, plus an
                                         additional 1/12 of 1.00% for each month
                                   thereafter.
 January 2011 to December 2011......       5.00% with respect to January 2011, plus an
                                         additional 1/12 of 0.75% for each month
                                   thereafter.
 January 2012 and thereafter............       5.75%


        Trust Fund: The segregated pool of assets subject hereto, consisting of:
(i) the Mortgage Loans and the related Mortgage Files; (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly Payments due in the month of the Cut-off Date) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund; (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure; (iv) the hazard insurance policies and Primary Insurance Policies pertaining to the Mortgage Loans, if any; (v) rights under the Yield Maintenance Agreement and any payments thereunder; and (vi) all proceeds of clauses (i) through (v) above.

        Uncertificated Accrued Interest: With respect to any REMIC I or REMIC II Regular Interest for any Distribution Date, one month's interest at the related Uncertificated REMIC I Pass-Through Rate or Uncertificated REMIC II Pass-Through Rate for such Distribution Date, accrued on its Uncertificated Principal Balance immediately prior to such Distribution Date. Uncertificated Accrued Interest for the REMIC I Regular Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months.

        Uncertificated Group I Regular Interests: The Uncertificated Regular Interests commencing, ending or including with the designation "I".

        Uncertificated Group I REMIC I Pass-Through Rate: With respect to each Uncertificated Group I REMIC I Regular Interest, a per annum rate equal to the weighted average Net Mortgage Rate of the Group I Loans.

        Uncertificated Group II Regular Interests: The Uncertificated Regular Interests commencing or ending with the designation "II".

        Uncertificated Group II REMIC I Pass-Through Rate: With respect to each Uncertificated Group II REMIC I Regular Interest, a per annum rate equal to the weighted average Net Mortgage Rate of the Group II Loans.

        Uncertificated Notional Amount: With respect to the Class SB Certificates, immediately prior to any Distribution Date, an amount equal to the aggregate of the Uncertificated Principal Balance of the REMIC I Regular Interests.

        Uncertificated Pass-Through Rate: The Uncertificated Group I REMIC I Pass-Through Rate, the Uncertificated Group II REMIC I Pass-Through Rate, as applicable.

        Uncertificated Principal Balance: The principal amount of any Uncertificated Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Principal Balance of each Uncertificated Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial Uncertificated Principal Balance. The Uncertificated Principal Balance of the Uncertificated Regular Interests shall be reduced by all distributions of principal made on such Uncertificated Regular Interests on a Distribution Date pursuant to Section 4.02 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as principal in Section 4.05, and the Uncertificated Principal Balance of REMIC I Regular Interest I-ZZ and II-ZZ shall be increased by the related interest deferrals as provided in Section 4.02. The Uncertificated Principal Balance of each REMIC Regular Interest shall never be less than zero. With respect to the Class SB Certificates, as of any date of determination, an amount equal to the excess, if any, of (A) the then aggregate Uncertificated Principal Balance of the REMIC I Regular Interests over (B) the then aggregate Certificate Principal Balance of the Class A Certificates then outstanding.

        Uncertificated Regular Interests: The REMIC I Regular Interests.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person: A citizen or resident of the United States, a corporation, partnership or other entity (treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) provided that, for purposes solely of the restrictions on the transfer of Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

        VA:  The Veterans Administration, or its successor.

        Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 98.00% of all of the Voting Rights shall be allocated among Holders of the Class A Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all of the Voting Rights shall be allocated among the Holders of the Class SB Certificates; 0.50% and 0.50% of all of the Voting Rights shall be allocated to each of the Holders of the Class R-I and Class R-II Certificates, respectively; in each case to be allocated among the Certificates of such Class in accordance with their respective Percentage Interest. So long as no Insurer Default has occurred and is continuing, the Insurer will have the right to exercise all voting rights of the holders of the Class A Certificates.

        Yield Maintenance Agreement: The yield maintenance agreement, effective as of December 28, 2005, between the Yield Maintenance Agreement Provider and the Trustee, on behalf of the Trust, which agreement provides for Yield Maintenance Payments and Yield Maintenance Termination Payments to be paid, as provided therein, together with any schedules, confirmations or other agreements relating thereto, attached hereto as Exhibit U.

        Yield Maintenance Agreement Notional Balance: With respect to any Distribution Date specified below and the Yield Maintenance Agreement, the lesser of (1) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to that Distribution Date and (2) the amount specified below for that Distribution Date:

              NOTIONAL                 NOTIONAL                 NOTIONAL                 NOTIONAL
 PERIOD     BALANCE ($)     PERIOD   BALANCE ($)     PERIOD   BALANCE ($)     PERIOD   BALANCE ($)
   1        698,175,000.00   16      469,688,590.67   31      208,069,390.18   46      113,006,491.70
   2        694,635,124.32   17      451,411,795.53   32      198,227,878.27   47      108,284,632.83
   3        689,513,469.83   18      433,819,760.72   33      188,820,524.77   48      103,767,496.84
   4        682,800,650.28   19      416,886,657.71   34      179,827,743.38   49       99,445,958.66
   5        673,684,705.02   20      400,587,637.39   35      171,230,844.68   50       95,311,307.79
   6        661,364,058.93   21      384,860,805.66   36      163,011,994.68   51       91,355,229.23
   7        647,081,183.35   22      369,336,274.92   37      155,154,903.68   52       87,569,785.32
   8        630,881,616.68   23      342,038,932.14   38      155,154,903.68   53       83,947,398.34
   9        612,828,630.92   24      316,789,400.45   39      152,655,015.01   54       80,480,834.01
   10       593,249,725.61   25      293,487,743.60   40      146,205,315.00   55       77,163,185.73
   11       572,320,979.65   26      271,943,645.80   41      140,037,629.95   56       73,987,859.49
   12       550,196,439.22   27      252,204,687.35   42      134,139,314.92   57       70,948,559.57
   13       528,901,339.50   28      240,409,121.23   43      128,498,301.69   58       68,039,274.80
   14       508,404,907.24   29      229,137,982.06   44      123,103,072.19   59       65,254,242.96
   15       488,676,992.83   30      218,365,587.21   45      117,942,633.09   60       62,584,913.34

        Yield Maintenance Agreement Provider: The yield maintenance agreement provider under the Yield Maintenance Agreement required to make payments to the Trustee for payment to the Trust Fund pursuant to the terms of the Yield Maintenance Agreement, and any successor in interest or assign. Initially, the Yield Maintenance Agreement Provider shall be HSBC Bank USA, National Association.

        Yield Maintenance Agreement Termination Payment: Upon the designation of an "Early Termination Date" as defined in the Yield Maintenance Agreement, the payment to be made by the Yield Maintenance Agreement Provider to the Trustee for payment to the Trust Fund pursuant to the terms of the Yield Maintenance Agreement.

        Yield Maintenance Payment: With respect to each Distribution Date, any payment received by the Trustee, on behalf of the Trust Fund, from the Yield Maintenance Agreement Provider pursuant to the terms of the Yield Maintenance Agreement, with respect to such Distribution Date, provided that such payment shall not include any payment received by the Trustee, on behalf of the Trust Fund, that is a Yield Maintenance Agreement Termination Payment, except as set forth in Section 4.09(e).

Section 1.02.  Determination of LIBOR.
               ----------------------

        LIBOR applicable to the calculation of the Pass-Through Rate on the Class A Certificates for any Interest Accrual Period will be determined on each LIBOR Rate Adjustment Date. On each LIBOR Rate Adjustment Date, or if such LIBOR Rate Adjustment Date is not a Business Day, then on the next succeeding Business Day, LIBOR shall be established by the Trustee and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 A.M., London time, on such LIBOR Rate Adjustment Date. "Telerate Screen Page 3750" means the display designated as page 3750 on the Bridge Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Master Servicer and the Insurer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer and the Insurer) as of 11:00 A.M., London time, on the LIBOR Rate Adjustment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Class A Certificates then outstanding. The Trustee shall request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer and the Insurer, as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Class A Certificates then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date; provided however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous
Distribution Date for the third consecutive Distribution Date, the Trustee, after consultation with the Insurer, shall select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party. The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Trustee's subsequent calculation of the Pass-Through Rates applicable to the Class A Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding. Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trustee shall supply to any Certificateholder so requesting by calling the Trustee at 1-800-934-6802 the Pass-Through Rate on the Class A Certificates for the current and the immediately preceding Interest Accrual Period.

ARTICLE II
                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.
               ----------------------------

(a) The Depositor, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Depositor in and to (i) the Mortgage Loans, including all interest and principal on or with respect to the Mortgage Loans due on or after the Cut-off Date (other than Monthly Payments due on the Mortgage Loans in the month of the Cut-off Date); and (ii) all proceeds of the foregoing. In addition, on the Closing Date, the Trustee is hereby directed to enter into the Yield Maintenance Agreement on behalf of the Trust Fund with the Yield Maintenance Agreement Provider.

               The Depositor, the Master Servicer and the Trustee agree that it is not intended that any mortgage loan be included in the Trust Fund that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Security Act effective November 27, 2003, (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004,
(iii) a "High Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) a "High-Cost Home Loan" as defined in the Indiana Home Loan Practices Act effective as of January 1, 2005.

(b) In connection with such assignment, and contemporaneously with the delivery of this Agreement, the Depositor delivered or caused to be delivered hereunder to the Trustee, the Yield Maintenance Agreement (the delivery of which shall evidence that the fixed payment for the Yield Maintenance Agreement has been paid and the Trustee and the Trust Fund shall have no further payment obligation thereunder and that such fixed payment has been authorized hereby), the Policy and except as set forth in Section 2.01(c) below and subject to Section 2.01(d) below, the Depositor does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) with respect to each Mortgage Loan so assigned:

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan (if the Mortgage Loan is registered on the MERS(R) System) and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage with evidence of recording indicated thereon;

(iii) Unless the Mortgage Loan is registered on the MERS(R) System, the Assignment (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan, or a copy of each modification, assumption agreement or preferred loan agreement.

        The Depositor may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(ii), (iii), (iv) and (v) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders and the Insurer until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(ii), (iii), (iv) and (v) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian that is the duly appointed agent of the Trustee.

(c) Notwithstanding the provisions of Section 2.01(b), in the event that in connection with any Mortgage Loan, if the Depositor cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Depositor shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Depositor shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(iii) of Section 2.01(b), except (a) in states where, in the Opinion of Counsel acceptable to the Insurer and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for Residential Funding and its successors and assigns. If any Assignment is lost or returned unrecorded to the Depositor because of any defect therein, the Depositor shall prepare a substitute Assignment or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Depositor shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment, as applicable (or copy thereof as permitted by Section 2.01(b)), with evidence of recording indicated theron upon receipt thereof from the public recording office or from the related Subservicer or Seller.


        If the Depositor delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Depositor shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections 2.01(b)(ii), (iii), (iv) and (v) that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Depositor further agrees that it will cause, at the Depositor's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Depositor to the Trustee in accordance with this Agreement for the benefit of the Certificateholders and the Insurer by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Depositor further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(d) It is intended that the conveyances by the Depositor to the Trustee of the Mortgage Loans as provided for in this Section 2.01 and the Uncertificated Regular Interests be construed as a sale by the Depositor to the Trustee of the Mortgage Loans for the benefit of the Certificateholders and the Insurer. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of the Depositor or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyances provided for in this Section 2.01 shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Loans, including (a) the related Mortgage Note and Mortgage, and (b) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans or the Yield Maintenance Agreement in accordance with the terms thereof and (C) any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B) and (C) granted by Residential Funding to the Depositor pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as they constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code as in effect in the States of New York and Minnesota and any other applicable jurisdiction; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Depositor and, at the Depositor's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Depositor shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans, as evidenced by an Officers' Certificate of the Depositor with a copy delivered to the Insurer, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Depositor or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Depositor or (3) any transfer of any interest of Residential Funding or the Depositor in any Mortgage Loan.

Section 2.02.  Acceptance by Trustee.
               ---------------------

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders and the Insurer. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders and the Insurer, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Depositor or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification (the "Final Certification") executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, upon receipt of notification from the Custodian as specified in the succeeding sentence, the Trustee shall promptly so notify or cause the Custodian to notify the Master Servicer and the Depositor; provided, that if the Mortgage Loan related to such Mortgage File is listed on Schedule A of the Assignment Agreement, no notification shall be necessary. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Depositor and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items received by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests in the related Mortgage Loan of the Certificateholders or the Insurer, the Master Servicer shall promptly notify the related Subservicer of such omission or defect and request that such Subservicer correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer does not correct or cure such omission or defect within such period, that such Subservicer purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered; and provided further, that no cure, substitution or repurchase shall be required if such omission or defect is in respect of a Mortgage Loan listed on Schedule A of the Assignment Agreement. The Purchase Price for any such Mortgage Loan shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to
Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if Residential Funding or the Subservicer that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Residential Funding and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Subservicer, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders (except for the Insurer's rights under the Insurance Agreement).

        Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Depositor.

(a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders and the Insurer that:

(i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi) The Master Servicer shall comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Depositor, any Affiliate of the Depositor or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

        It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian. Upon discovery by either the Depositor, the Master Servicer, the Insurer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders or the Insurer in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders (except for the Insurer's rights under Section 3.03 of the Insurance Agreement).

(b) The Depositor hereby represents and warrants to the Trustee for the benefit of the Certificateholders and the Insurer that as of the Closing Date (or, if otherwise specified below, as of the date so specified): (i) the information set forth in Exhibit G-1 and Exhibit G-2 hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the respective date or dates which such information is furnished;
(ii) immediately prior to the conveyance of the Mortgage Loans to the Trustee, the Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such conveyance validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest; and (iii) each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1).

        It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Depositor, the Master Servicer, the Insurer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders or the Insurer in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (including the Insurer) (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(iii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Depositor shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Depositor shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, substitution or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Depositor under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Depositor to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders (other than the Insurer) or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Depositor shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04.  Representations and Warranties of Residential Funding.
               -----------------------------------------------------

        The Depositor, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders and the Insurer all of its right, title and interest in respect of the Assignment Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement relates to the representations and warranties made by Residential Funding in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee, the Insurer and the Certificateholders.

        Upon the discovery by the Depositor, the Master Servicer, the Insurer, the Trustee or any Custodian of a breach of any of the representations and warranties made in the Assignment Agreement in respect of any Mortgage Loan or of any Repurchase Event which materially and adversely affects the interests of the Certificateholders or the Insurer in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (including the Insurer) (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify Residential Funding of such breach or Repurchase Event and request that Residential Funding either (i) cure such breach or Repurchase Event in all material respects within 90 days from the date the Master Servicer was notified of such breach or Repurchase Event or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that, in the case of a breach or Repurchase Event under the Assignment Agreement, Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment Agreement was the representation and warranty set forth in clause (bb) of Section 4 thereof, then the Master Servicer shall request that Residential Funding pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this
Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders and the Insurer with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, the Qualified
Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, and
Residential Funding shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in
Section 4 of the Assignment Agreement, as of the date of substitution, and the covenants, representations and warranties set forth in this Section 2.04, and in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer shall determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of Residential Funding to cure such breach or purchase (or substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the representation and warranty in clause (bb) of Section 4 thereof shall constitute the sole remedy respecting such breach available to the Certificateholders (other than the Insurer) or the Trustee on behalf of the Certificateholders (other than the Insurer). If the Master Servicer is Residential Funding, then the Trustee shall also have the right and, upon the written direction of the Insurer, the obligation (i) to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement or (ii) to give the notification and require the purchase or substitution provided for in Section 6 in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

        Section 2.05. Execution and Authentication of Certificates; Conveyance of REMIC Regular Interests.

(a) The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed and caused to be authenticated and delivered to or upon the order of the Depositor the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

(b) The Depositor, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Depositor in and to the Uncertificated REMIC I Regular Interests to the Trustee for the benefit of the holders of each Class of Certificates (other than the Class R-I Certificates). The Trustee acknowledges receipt of the Uncertificated REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future holders of each Class of Certificates (other than the Class R-I Certificates).

(c) The Depositor concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests, and the other assets of REMIC II for the benefit of the holders of the REMIC II Regular Interests and the Class R-II Certificates. The Trustee acknowledges receipt of the REMIC I Regular Interests (which are uncertificated) and the other assets of REMIC II and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC II Regular Interests and the Class R-II Certificates.

Section 2.06.  Purposes and Powers of the Trust.
               --------------------------------

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a) To sell the  Certificates  to the  Depositor  in exchange  for the  Mortgage
Loans;

(b) To enter into and perform its obligations under this Agreement, the Insurance Agreement and the Yield Maintenance Agreement;

(c) To engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental hereto or connected therewith; and

(d) Subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

        The trust is hereby authorized to engage in the foregoing activities. Notwithstanding the provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.06 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

Section 2.07.  Agreement Regarding Ability to Disclose.
               ---------------------------------------

        The Depositor, the Master Servicer and the Trustee hereby agree, notwithstanding any other express or implied agreement to the contrary, that any and all Persons, and any of their respective employees, representatives, and other agents may disclose, immediately upon commencement of discussions, to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure. For purposes of this paragraph, the terms "tax treatment" and "tax structure" are defined under Treasury Regulation ss. 1.6011-4(c).

ARTICLE III
                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.
               ----------------------------------

(a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans, following such procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities, and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS(R) System, it becomes necessary to remove any Mortgage Loan from registration on the MERS(R) System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer as set forth in Section 3.10(a)(ii). Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of
Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC created hereunder to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney or other documents. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof.

        If the Mortgage relating to a Mortgage Loan did not have a lien senior to the Mortgage Loan on the related Mortgaged Property as of the Cut-off Date, then the Master Servicer, in such capacity, may not consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property. If the Mortgage relating to a Mortgage Loan had a lien senior to the Mortgage Loan on the related Mortgaged Property as of the Cut-off Date, then the Master Servicer, in such capacity, may consent to the refinancing of the prior senior lien, provided that the following requirements are met:

               (i) (A) the Mortgagor's debt-to-income ratio resulting from such refinancing is less than the original debt-to-income ratio as set forth on the Mortgage Loan Schedule; provided, however, that in no instance shall the resulting Loan-to-Value Ratio of such Mortgage Loan be higher than that permitted by the Program Guide; or

                      (B) the resulting Loan-to-Value Ratio of such Mortgage Loan is no higher than the Loan-to-Value Ratio prior to such refinancing; provided, however, if such refinanced mortgage loan is a "rate and term" mortgage loan (meaning, the Mortgagor does not receive any cash from the refinancing), the Loan-to-Value Ratio may increase to the extent of either (x) the reasonable closing costs of such refinancing or (y) any decrease in the value of the related Mortgaged Property, if the Mortgagor is in good standing as defined by the Program Guide;

               (ii) the interest rate, or, in the case of an adjustable rate existing senior lien, the maximum interest rate, for the loan evidencing the refinanced senior lien is no more than 2.0% higher than the interest rate or the maximum interest rate, as the case may be, on the loan evidencing the existing senior lien immediately prior to the date of such refinancing; provided, however
(A) if the loan evidencing the existing senior lien prior to the date of refinancing has an adjustable rate and the loan evidencing the refinanced senior lien has a fixed rate, then the current interest rate on the loan evidencing the refinanced senior lien may be up to 2.0% higher than the then-current loan rate of the loan evidencing the existing senior lien and (B) if the loan evidencing the existing senior lien prior to the date of refinancing has a fixed rate and the loan evidencing the refinanced senior lien has an adjustable rate, then the maximum interest rate on the loan evidencing the refinanced senior lien shall be less than or equal to (x) the interest rate on the loan evidencing the existing senior lien prior to the date of refinancing plus (y) 2.0%; and

               (iii) the loan evidencing the refinanced senior lien is not subject to negative amortization.

(b) The Master Servicer shall, to the extent consistent with the servicing standards set forth herein, take whatever actions as may be necessary to file a claim under or enforce or allow the Trustee to file a claim under or enforce any title insurance policy with respect to any Mortgage Loan including, without limitation, joining in or causing any Subservicer (or any other party in possession of any title insurance policy) to join in any claims process, negotiations, actions or proceedings necessary to make a claim under or enforce any title insurance policy. Notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Master Servicer, reasonably foreseeable) make or permit any modification, waiver, or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC created hereunder to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions.

(c) In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(d) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(e) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

(f) The relationship of the Master Servicer (and of any successor to the Master Servicer) to the Depositor under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' Obligations.

(a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and in either case shall be a Freddie Mac, Fannie Mae or HUD approved mortgage servicer. In addition, any Subservicer of a Mortgage Loan insured by the FHA must be an FHA-approved servicer, and any Subservicer of a Mortgage Loan guaranteed by the VA must be a VA-approved servicer. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in
Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required by, permitted by or consistent with the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders or the Insurer. The Program Guide and any other Subservicing Agreement entered into between the Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee, the Insurer and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed. For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.  Successor Subservicers.
               ----------------------

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.
               --------------------------------

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee, the Insurer and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Depositor and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

        Section 3.05.  No  Contractual   Relationship  Between  Subservicer  and
                Trustee, Insurer or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee, the Insurer and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, as successor Master Servicer, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

(c) Unless an Insurer Default exists, the Master Servicer shall, if it is authorized to do so under the relevant Subservicing Agreement, upon request of the Insurer at a time when the Insurer may remove the Master Servicer under the terms hereof, terminate any Subservicing Agreement.

Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

(a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (subject to the terms and conditions of the Assignment Agreement) (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide, provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. Notwithstanding anything in this Section to the contrary, the Master Servicer or any Subservicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders or the Insurer (taking into account any estimated Realized Loss that might result absent such action), provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. For purposes of delinquency calculations, any capitalized Mortgage Loan shall be deemed to be current as of the date of the related Servicing Modification. No such modification shall reduce the Mortgage Rate (i) with respect to a fixed rate Mortgage Loan, (A) below one-half of the Mortgage Rate as in effect on the Cut-off Date or (B) below the sum of the rates at which the Servicing Fee, the Subservicing Fee and the Certificate Insurer Premium with respect to such Mortgage Loan accrue or
        (ii) with respect to an adjustable rate Mortgage Loan, (A) below the greater of (1) one-half of the Mortgage Rate as in effect on the Cut-off Date and (2) one-half of the Mortgage Rate as in effect on the date of the Servicing Modification or (B) below the sum of the rates at which the Servicing Fee, the Subservicing Fee and the Certificate Insurer Premium with respect to such Mortgage Loan accrue. The final maturity date for any Mortgage Loan shall not be extended beyond the Maturity
        Date. Also, the Stated Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications (measured at the time of the Servicing Modification and after giving effect to any Servicing Modification) can be no more than five percent of the aggregate Cut-off Date Principal Balance of the Mortgage Loans, unless such limit is increased from time to time with the consent of the Rating Agencies and the Insurer. In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the term of such Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan. Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purposes. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be re-amortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such reamortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

(b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of Monthly Payments due before or in the month of the Cut-off Date):

(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii) Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04, 4.07, 4.08 or 9.01 (including amounts received from Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the representation and warranty set forth in clause (bb) of Section 4 of the Assignment Agreement) and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04; and

(v) Any amounts required to be deposited pursuant to Section 3.07(c) and any payments or collections received in the nature of prepayment charges.

        The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of Monthly Payments due before or in the month of the Cut-off
Date) and payments or collections consisting of late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans. With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds, Subsequent Recoveries and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04, 4.07 and 4.08 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

(d) The Master Servicer shall give written notice to the Trustee, the Insurer and the Depositor of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.
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(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer, the Insurer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of late charges or assumption fees, or payments or collections received in the nature of prepayment charges to the extent that the Subservicer is entitled to retain such amounts pursuant to the Subservicing Agreement. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related
Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

(b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan and the Certificate Insurer Premium Modified Rate) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage Loans.

        In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.
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(a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i) to remit to the Trustee for deposit into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed Advances, Servicing Advances or other expenses made pursuant to Sections 3.01, 3.07(a) 3.08, 3.11, 3.12(a), 3.14 and 4.04 or
        otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04, 4.07, 4.08 or 9.01) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) late recoveries of the payments for which such advances were made in the case of Servicing Advances;

(iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections
        3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at a rate per annum equal to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) plus the Certificate Insurer Premium Modified Rate on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

(vi) to pay to itself, a Subservicer, Residential Funding, the Depositor or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07, 4.08 or 9.01, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance or Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in the preceding calendar month;

(viii) to reimburse itself or the Depositor for expenses incurred by and reimbursable to it or the Depositor pursuant to Section 3.14(c), 6.03,
        10.01 or otherwise;

(ix)    to reimburse  itself for amounts  expended by it (a) pursuant to Section
        3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b), in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07, including any payoff fees or penalties or any other additional amounts payable to the Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

(b)     Since, in connection with withdrawals  pursuant to clauses (ii),  (iii),
        (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance relating to an Advance made pursuant to
        Section 4.04 on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of Primary Insurance Coverage.
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(a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value at origination in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Master Servicer had knowledge of such Primary Insurance Policy. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

(b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee, the Insurer and Certificateholders, claims to the insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity Coverage.
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(a) The Master Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan (together with the principal balance of any mortgage loan secured by a lien that is senior to the Mortgage
Loan) or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this
Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made from its own funds and shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

(b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Depositor. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

(a) When any  Mortgaged  Property  is  conveyed  by the  Mortgagor,  the  Master
Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing: (i) the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and cause any REMIC created hereunder to fail to qualify as REMICs under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien (or junior lien of the same priority in relation to any senior mortgage loan, with respect to any Mortgage Loan secured by a junior Mortgage) pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, the buyer/transferee of the Mortgaged Property would be qualified to assume the Mortgage Loan based on generally comparable credit quality and such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that each REMIC created hereunder would continue to qualify as a REMIC under the Code as a result thereof and that no tax on "prohibited transactions" or "contributions" after the Startup Date would be imposed on any REMIC created hereunder as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d) Subject to any other applicable terms and conditions of this Agreement, the Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit N, in form and substance satisfactory to the Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws; (iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and
(iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion or action, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion or action in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the correction of any default on a related senior mortgage loan, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes or the Insurer after reimbursement to itself for such expenses or charges and (ii) that such expenses and charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.10. In addition, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance
Proceeds, REO Proceeds or other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b) In the event that title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of each REMIC created hereunder as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer obtains for the Trustee and the Insurer an Opinion of Counsel, addressed to the Trustee, the Insurer and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC created hereunder to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) any subject REMIC created hereunder to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery (other than Subsequent Recoveries) resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), to the Due Date in the related Due Period prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); fifth, to the Insurer for reimbursement for any Cumulative Insurance Payments to the extent not reimbursed pursuant to Section 4.02(c)(v); and sixth, to Foreclosure Profits.

(e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer shall cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.
               -----------------------------------------------

(a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit H requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release, including any applicable UCC termination statements. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit H hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon the Trustee's receipt of notification from the Master Servicer of the deposit of the related Liquidation Proceeds in the Custodial Account.

(c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee shall not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16. Servicing and Other Compensation; Eligible Master Servicing Compensation.

(a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b) Additional servicing compensation in the form of assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below. Prepayment charges shall be deposited into the Certificate Account and shall be paid on each Distribution Date to the holders of the Class SB Certificates.

(c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

(d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

(e)  Notwithstanding  clauses  (a)  and  (b)  above,  the  amount  of  servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Eligible Master Servicing Compensation (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer shall not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) shall not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) shall not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

        On each Distribution Date, Eligible Master Servicing Compensation shall be applied to cover Prepayment Interest Shortfalls on each Loan Group on a pro rata basis in accordance with the amount of Prepayment Interest Shortfalls on each Loan Group for such Distribution Date.

Section 3.17.  Reports to the Trustee, the Insurer and the Depositor.
               -----------------------------------------------------

        Not later than fifteen  days after each  Distribution  Date,  the Master
Servicer shall forward to the Trustee, the Insurer and the Depositor a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance.
               ---------------------------------

        The Master Servicer shall deliver to the Depositor, the Trustee and the Insurer on or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, or
(b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, on or before the date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business
Day), an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and of its performance under the pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, specifying such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.
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        On or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, or
(b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), the Master Servicer at its expense shall cause a firm of independent public accountants which shall be members of the American Institute of Certified Public Accountants to furnish a report to the Depositor, the Insurer and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers. In the event such firm requires the Trustee to agree to the procedures performed by such firm, the Master Servicer shall direct the Trustee in writing to so agree; it being understood and agreed that the Trustee shall deliver such letter of agreement in conclusive reliance upon the direction of the Master Servicer, and the Trustee shall not make any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

Section 3.20.  Right of the Depositor in Respect of the Master Servicer.
               --------------------------------------------------------

        The Master Servicer shall afford the Depositor and the Trustee, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Depositor and the Trustee with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Depositor or Residential Funding. The Insurer is hereby so identified. The Depositor may, but is not obligated to perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Depositor nor the Trustee shall have the responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.  Advance Facility.
               ----------------

(a) The Master Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an "Advance Facility") under which
        (1) the Master Servicer sells, assigns or pledges to another Person (an "Advancing Person") the Master Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances and/or Servicing Advances required to be made by the Master Servicer pursuant to this Agreement. No consent of the Depositor, the Trustee, the Certificateholders or any other party shall be required before the Master Servicer may enter into an Advance Facility. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Master Servicer's behalf, the Master Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement. If the Master Servicer enters into an
        Advance  Facility,  and  for so  long  as an  Advancing  Person  remains entitled to receive reimbursement for any Advances including Nonrecoverable Advances ("Advance Reimbursement Amounts") and/or Servicing Advances including Nonrecoverable Advances ("Servicing Advance Reimbursement Amounts" and together with Advance Reimbursement Amounts, "Reimbursement Amounts") (in each case to the extent such type of
        Reimbursement Amount is included in the Advance Facility), as applicable, pursuant to this Agreement, then the Master Servicer shall identify such Reimbursement Amounts consistent with the reimbursement rights set forth in Section 3.10(a)(ii) and (vii) and remit such Reimbursement Amounts in accordance with this Section 3.21 or otherwise in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an "Advance Facility Trustee") designated by such Advancing Person in an Advance Facility Notice described below in Section 3.21(b). Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Master Servicer may direct, and if so directed in writing the Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the Reimbursement Amounts identified pursuant to the preceding sentence. An Advancing Person whose obligations hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the qualifications of a Master Servicer or a Subservicer pursuant to Section 3.02(a) or 6.02(c) hereof and shall not be deemed to be a Subservicer under this Agreement. Notwithstanding anything to the contrary herein, in no event shall Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in the Available Distribution Amount or distributed to Certificateholders.

(b) If the Master Servicer enters into an Advance Facility and makes the election set forth in Section 3.21(a), the Master Servicer and the related Advancing Person shall deliver to the Trustee a written notice and payment instruction (an "Advance Facility Notice"), providing the Trustee with written payment instructions as to where to remit Advance Reimbursement Amounts and/or Servicing Advance Reimbursement Amounts (each to the extent such type of Reimbursement Amount is included within the Advance Facility) on subsequent Distribution Dates. The payment instruction shall require the applicable Reimbursement Amounts to be distributed to the Advancing Person or to an Advance Facility Trustee designated in the Advance Facility Notice. An Advance Facility Notice may only be terminated by the joint written direction of the Master Servicer and the related Advancing Person (and any related Advance Facility Trustee). The Master Servicer shall provide the Insurer with notice of any termination of any Advance Facility pursuant to this
        Section 3.21(b).

(c) Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Master Servicer would be permitted to reimburse itself in accordance with Section 3.10(a)(ii) and (vii) hereof, assuming the Master Servicer or the Advancing Person had made the related Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, except with respect to reimbursement of Nonrecoverable Advances as set forth in Section 3.10(c) of this Agreement, no Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to this Agreement. Neither the Depositor nor the Trustee shall have any duty or liability with respect to the calculation of any Reimbursement Amount, nor shall the Depositor or the Trustee have any responsibility to track or monitor the administration of the Advance Facility and the Depositor shall not have any responsibility to track, monitor or verify the payment of Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee. The Master Servicer shall maintain and provide to any Successor Master Servicer (a "Successor Master Servicer") a detailed accounting on a loan-by-loan basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any Advancing Person. The
        Successor Master Servicer shall be entitled to rely on any such information provided by the Master Servicer and the Successor Master Servicer shall not be liable for any errors in such information.

(d) Upon the direction of and at the expense of the Master Servicer, the Trustee agrees to execute such acknowledgments, certificates, and other documents provided by the Master Servicer and reasonably satisfactory to the Trustee recognizing the interests of any Advancing Person or Advance Facility Trustee in such Reimbursement Amounts as the Master Servicer may cause to be made subject to Advance Facilities pursuant to this
        Section 3.21, and such other documents in connection with such Advance Facility as may be reasonably requested from time to time by any Advancing Person or Advance Facility Trustee and reasonably satisfactory to the Trustee.

(e) Reimbursement Amounts collected with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

(i) Any Successor Master Servicer to Residential Funding and the Advancing Person or Advance Facility Trustee shall be required to apply all amounts available in accordance with this Section 3.21(e) to the reimbursement of Advances and Servicing Advances in the manner provided for herein; provided, however, that after the succession of a Successor Master Servicer, (A) to the extent that any Advances or Servicing Advances with respect to any particular Mortgage Loan are reimbursed from payments or recoveries, if any, from the related Mortgagor, and Liquidation Proceeds or Insurance Proceeds, if any, with respect to that Mortgage Loan, reimbursement shall be made, first, to the Advancing Person or Advance Facility Trustee in respect of Advances and/or Servicing Advances related to that Mortgage Loan to the extent of the interest of the Advancing Person or Advance Facility Trustee in such Advances and/or Servicing Advances, second to the Master Servicer in respect of Advances and/or Servicing Advances related to that Mortgage Loan in excess of those in which the Advancing Person or Advance Facility Trustee Person has an interest, and third, to the Successor Master Servicer in respect of any other Advances and/or Servicing Advances related to that Mortgage Loan, from such sources as and when collected, and (B) reimbursements of Advances and Servicing Advances that are Nonrecoverable Advances shall be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and any such Successor Master Servicer, on the other hand, on the basis of the respective aggregate outstanding unreimbursed Advances and Servicing Advances that are Nonrecoverable Advances owed to the Advancing Person, Advance Facility Trustee or Master Servicer pursuant to this Agreement, on the one hand, and any such Successor Master Servicer, on the other hand, and without regard to the date on which any such Advances or Servicing Advances shall have been made. In the event that, as a result of the FIFO allocation made pursuant to this Section 3.21(e), some or all of a Reimbursement Amount paid to the Advancing Person or Advance Facility Trustee relates to Advances or Servicing Advances that were made by a Person other than Residential Funding or the Advancing Person or Advance Facility Trustee, then the Advancing Person or Advance Facility Trustee shall be required to remit any portion of such Reimbursement Amount to the Person entitled to such portion of such Reimbursement Amount. Without limiting the generality of the foregoing, Residential Funding shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all Advances and Servicing Advances funded by Residential Funding to the extent the related Reimbursement Amount(s) have not been assigned or pledged to an Advancing Person or Advance Facility Trustee. The documentation establishing any Advance Facility shall require Residential Funding to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each Reimbursement Amount distributed to such Advancing Person or Advance Facility Trustee on each date of remittance thereof to such Advancing Person or Advance Facility Trustee, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan.

(ii) By way of illustration, and not by way of limiting the generality of the foregoing, if the Master Servicer resigns or is terminated at a time when the Master Servicer is a party to an Advance Facility, and is replaced by a Successor Master Servicer, and the Successor Master Servicer directly funds Advances or Servicing Advances with respect to a Mortgage Loan and does not assign or pledge the related Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee, then all payments and recoveries received from the related Mortgagor or received in the form of Liquidation Proceeds with respect to such Mortgage Loan (including Insurance Proceeds collected in connection with a liquidation of such Mortgage Loan) will be allocated first to the Advancing Person or Advance Facility Trustee until the related Reimbursement Amounts attributable to such Mortgage Loan that are owed to the Master Servicer and the Advancing Person, which were made prior to any Advances or Servicing Advances made by the Successor Master Servicer, have been reimbursed in full, at which point the Successor Master Servicer shall be entitled to retain all related Reimbursement Amounts subsequently collected with respect to that Mortgage Loan pursuant to Section 3.10 of this Agreement. To the extent that the Advances or Servicing Advances are Nonrecoverable Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement, the reimbursement paid in this manner will be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and the Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

(f) The Master Servicer shall remain entitled to be reimbursed for all Advances and Servicing Advances funded by the Master Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

(g) Any amendment to this Section 3.21 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.21, including amendments to add provisions relating to a successor master servicer, may be entered into by the Trustee, the Depositor and the Master Servicer with the consent of the Insurer, but without the consent of any Certificateholder, with written confirmation from each Rating Agency that the amendment will not result in the reduction of the ratings on any class of the Certificates below the then-current ratings on such Certificates (without giving effect to the Policy), and delivery of an Opinion of Counsel as required under Section 11.01(c) notwithstanding anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

(h) Any rights of set-off that the Trust Fund, the Trustee, the Depositor, any Successor Master Servicer or any other Person might otherwise have against the Master Servicer under this Agreement shall not attach to any rights to be reimbursed for Advances or Servicing Advances that have been sold, transferred, pledged, conveyed or assigned to any Advancing Person.

(i) At any time when an Advancing Person shall have ceased funding Advances and/or Servicing Advances (as the case may be) and the Advancing Person or related Advance Facility Trustee shall have received Reimbursement Amounts sufficient in the aggregate to reimburse all Advances and/or Servicing Advances (as the case may be) the right to reimbursement for which were assigned to the Advancing Person, then upon the delivery of a written notice signed by the Advancing Person and the Master Servicer or its successor or assign) to the Trustee terminating the Advance Facility Notice (the "Notice of Facility Termination"), the Master Servicer or its Successor Master Servicer shall again be entitled to withdraw and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

(j) After delivery of any Advance Facility Notice, and until any such Advance Facility Notice has been terminated by a Notice of Facility Termination, this Section 3.21 may not be amended or otherwise modified without the prior written consent of the related Advancing Person.

ARTICLE IV
                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.
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(a) The Master Servicer acting as agent of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall deposit or cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be paid pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e), Section 4.07 or Section 4.08,
(iv) any amount required to be paid pursuant to Section 9.01, (v) any prepayment charges on the Mortgage Loans received during the related Prepayment Period,
(vi) an amount equal to the Certificate Insurance Premium payable on such Distribution Date, and (vii) all other amounts constituting the Available
Distribution Amount for the immediately succeeding Distribution Date. In addition, as and to the extent required pursuant to Section 4.10(b), the Trustee shall withdraw from the Insurance Account and deposit into the Certificate Account the amount necessary to pay the Insured Payment on each Distribution Date to the extent received from the Insurer.

(b) On or prior to the Business Day immediately following each Determination Date, the Master Servicer shall determine any amounts owed by the Yield Maintenance Agreement Provider under the Yield Maintenance Agreement and inform the Trustee in writing of the amount so calculated.

(c) On each Distribution Date, prior to making any other distributions referred to in Section 4.02 herein, the Trustee shall withdraw from the Certificate Account and pay to the Insurer, by wire transfer of immediately available funds to the Insurer Account, the Certificate Insurer Premium as designated by the Master Servicer in the written statement delivered in accordance with Section 4.04(a) for such Distribution Date. The Trustee shall deposit any amounts received from the Insurer pursuant to the Policy into the Insurance Account. The amount necessary to pay any Insured Payment shall be distributed on the immediately following Distribution Date as part of the Available Distribution Amount.

(d) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders and the Insurer, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) if such Permitted Investment is an obligation of the institution that maintains such account or a fund for which such institution serves as custodian, then such Permitted Investment may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

Section 4.02.  Distributions.
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(a) On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall allocate and distribute the Available Distribution Amount, if any, for such date to the interests issued in respect of REMIC I and REMIC II, as specified in this Section.

(b) (1) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC I to REMIC II on account of the REMIC I Group I Regular Interests:

(i) to the extent of the Group I Available Distribution Amount, to the Holders of each REMIC I Group I Regular Interest, pro rata, in an amount equal to (A) Uncertificated Accrued Interest for such REMIC I Group I Regular Interests for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Accrued Interest in respect of REMIC I Group I Regular Interest I-ZZ shall be reduced when the sum of (i) the REMIC I Group I Overcollateralized Amount and (ii) the REMIC I Group II Overcollateralized Amount is less than the REMIC I Group I Required Overcollateralization Amount, by the lesser of (x) the amount of such difference and (y) the REMIC I Regular Interest I-ZZ Maximum Interest Deferral Amount, and such amount will be payable to the Holders of REMIC I Regular Interests I-A-I-1, I-A-I-2, I-A-I-3, and I-A-I-4 in the same proportion as the Overcollateralization Increase Amount is allocated to the corresponding Class of Certificates, and the Uncertificated Principal Balance of the REMIC I Regular Interest I-ZZ shall be increased by such amount; and

(ii) on each Distribution Date, to the Holders of REMIC I Group I Regular Interests, in an amount equal to the remainder of the Group I Available Distribution Amount after the distributions made pursuant to clause (i) above, allocated as follows (except as provided below): (A) to the Holders of the REMIC I Regular Interest I-AA, 98.00% of such remainder until the Uncertificated Principal Balance of such REMIC I Regular Interest is reduced to zero; (B) 2.00% of such remainder, first to the Holders of REMIC I Regular Interests I-A-I-1, I-A-I-2, I-A-I-3, and I-A-I-4, in an aggregate amount equal to 1.00% of and in the same proportion as principal payments are allocated to the corresponding Class of Certificates for each such REMIC I Group I Regular Interest, respectively, until the Uncertificated Principal Balance of each such REMIC I Group I Regular Interest is reduced to zero; and, second, to the Holders of the REMIC I Regular Interest I-ZZ, until the Uncertificated Principal Balance of such REMIC I Regular Interest is reduced to zero; and (C) any remaining amounts to the Holders of the Class R-I Certificates.

               (2) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC I to REMIC II on account of the REMIC I Group II Regular Interests:

                      (i) to the extent of the Group II Available Distribution Amount, to the Holders of each REMIC I Group II Regular Interest, pro rata, in an amount equal to (A) Uncertificated Accrued Interest for such REMIC I Group II Regular Interests for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Accrued Interest in respect of REMIC I Group II Regular Interest II-ZZ shall be reduced when the sum of (i) the REMIC I Group II Overcollateralized Amount and (ii) the REMIC II Group II Overcollateralized Amount is less than the REMIC I Group II Required Overcollateralization Amount, by the lesser of (x) the amount of such difference and (y) the REMIC I Regular Interest II-ZZ Maximum Interest Deferral Amount, and such amount will be payable to the Holders of REMIC I Regular Interests II-A-II in the same proportion as the Overcollateralization Increase Amount is allocated to the corresponding Class of Certificates, and the Uncertificated Principal Balance of the REMIC I Regular Interest II-ZZ shall be increased by such amount; and

                      (ii) on each Distribution Date, to the Holders of REMIC I Group II Regular Interests, in an amount equal to the remainder of the Group II Available Distribution Amount after the distributions made pursuant to clause (i) above, allocated as follows (except as provided below): (A) to the Holders of the REMIC I Regular Interest II-AA, 98.00% of such remainder until the Uncertificated Principal Balance of such REMIC I Regular Interest is reduced to zero; (B) 2.00% of such remainder, first to the Holders of REMIC I Regular Interests II-A-II in an aggregate amount equal to 1.00% of and in the same proportion as principal payments are allocated to the corresponding Class of Certificates for each such REMIC I Group II Regular Interest, respectively, until the Uncertificated Principal Balance of each such REMIC I Group II Regular Interest is reduced to zero; and, second, to the Holders of the REMIC I Regular Interest II-ZZ, until the Uncertificated Principal Balance of such REMIC I Regular Interest is reduced to zero; and (C) any remaining amounts to the Holders of the Class R-II Certificates.

               (3) Notwithstanding the distributions described in this Section 4.02(b), distribution of funds from the Certificate Account shall be made only in accordance with Section 4.02(c).

(c)     On each  Distribution  Date (x) the  Master  Servicer  on  behalf of the
        Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share with respect to each Class of Certificates, shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder of the following amounts, in the following order of priority, subject to the provisions of Section 4.02(d)), to the extent of the Available Distribution Amount on deposit in the Certificate Account with respect to clauses (i) and (ii), and to the extent of the sum of the remaining Available Distribution Amount and the Yield Maintenance Payments on deposit in the Certificate Account with respect to clauses (iii) through (xiii) (and, with respect to clause (xii)(B) below, to the extent of prepayment charges on deposit in the Certificate Account):

(i) to the Class A Certificateholders, the Interest Distribution Amount, with such amount allocated among the Class A Certificateholders pursuant to the Class A Interest Distribution Priority;

(ii) to the Class A Certificateholders, from the amount, if any, of the Available Distribution Amount remaining after the foregoing distributions, the Principal Distribution Amount (other than the amounts set forth in clauses (b)(iv), (b)(v), and (b)(vi) of the definition thereof), in the order of priority described in Section 4.02(d) hereof, until the Certificate Principal Balances of the Class A Certificates have been reduced to zero;

(iii) to the Class A Certificateholders, from the amount, if any, of Excess Cash Flow, an amount equal to the principal portion of Realized Losses previously allocated to reduce the Certificate Principal Balance of any Class of the Class A Certificates and remaining unreimbursed, but only to the extent of Subsequent Recoveries on the related Mortgage Loans for that Distribution Date, which amount shall be included in the Principal Distribution Amount and paid in accordance with Section 4.02(d) hereof, until the Certificate Principal Balances of the Class A Certificates have been reduced to zero;

(iv) to the Class A Certificateholders, from the amount, if any, of Excess Cash Flow remaining after the foregoing distributions, an amount equal to the principal portion of Realized Losses on the Mortgage Loans during the immediately preceding Prepayment Period, which amount shall be included in the Principal Distribution Amount and paid in accordance with Section 4.02(d) hereof, until the Certificate Principal Balances of the Class A Certificates have been reduced to zero;

(v) to the Insurer, from the amount, if any, of the Excess Cash Flow remaining after the foregoing distributions, an amount equal to the Cumulative Insurance Payments;

(vi) to the Class A Certificateholders, from the amount, if any, of the Excess Cash Flow remaining after the foregoing distributions, the Overcollateralization Increase Amount for such Distribution Date, which amount shall be included in the Principal Distribution Amount and paid in accordance with Section 4.02(d) hereof, until the Certificate Principal Balances of the Class A Certificates have been reduced to zero;

(vii) to the Class A Certificateholders from the amount, if any, of the Excess Cash Flow remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto for such Distribution Date, on a pro rata basis based on Prepayment Interest Shortfalls previously allocated thereto that remain unreimbursed, to the extent not covered by Eligible Master Servicing Compensation on such Distribution Date;

(viii) to the Class A Certificateholders from the amount, if any, of the Excess Cash Flow remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls previously allocated thereto on any prior Distribution Date that remain unreimbursed, together with interest thereon at the applicable Pass-Through Rate, on a pro rata basis based on Prepayment Interest Shortfalls previously allocated thereto that remain unreimbursed;

(ix) from the amount, if any, of the Excess Cash Flow remaining after the foregoing distributions, to pay the Class A Certificates, on a pro rata basis, based on the amount of the Group I Basis Risk Shortfall
        Carry-Forward Amount and Group II Basis Risk Shortfall Carry-Forward Amount, as applicable, previously allocated thereto that remain unreimbursed, the amount of any Group I Basis Risk Shortfall Carry-Forward Amount and Group II Basis Risk Shortfall Carry-Forward Amount remaining unpaid as of such Distribution Date;

(x) to the Class A Certificates on a pro rata basis, based on the amount of Relief Act Shortfalls allocated thereto on such Distribution Date, from the amount, if any, of the Excess Cash Flow remaining after the foregoing distributions, the amount of any Relief Act Shortfalls allocated to those Certificates with respect to such Distribution Date;

(xi) to the Class A Certificateholders, from the amount, if any, of the Excess Cash Flow remaining after the foregoing distributions, the principal portion of any Realized Losses previously allocated to those Certificates and remaining unreimbursed, which amount shall be allocated to the Class A Certificateholders on a pro rata basis, based on their respective principal portion of any Realized Losses previously allocated thereto that remain unreimbursed;

(xii) to the Class SB Certificates, (A) from the amount, if any, of the Excess Cash Flow remaining after the foregoing distributions, the sum of (I) Accrued Certificate Interest thereon, (II) the amount of any Overcollateralization Reduction Amount for such Distribution Date and
        (III) for any Distribution Date after the Certificate Principal Balance of each Class of Class A Certificates has been reduced to zero, the Overcollateralization Amount, and (B) from prepayment charges on deposit in the Certificate Account, any prepayment charges received on the Mortgage Loans during the related Prepayment Period; and

(xiii) to the Class R-II Certificateholders, the balance, if any, of the Excess Cash Flow.

(d) On each Distribution Date, the Principal Distribution Amount will be distributed as follows:

(i) the Group I Principal Distribution Amount shall be distributed as follows:

                      (1) first,  to the Class A-I-1,  Class A-I-2,  Class A-I-3 and Class A-I-4 Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero; and (2) second, to the Class A-II Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

(ii) the Group II Principal Distribution Amount shall be distributed as follows:

                      (1) first, to the Class A-II Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and (2) second, to the Class A-I-1, Class A-I-2, Class A-I-3 and Class A-I-4 Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero.

(e) Notwithstanding the foregoing clauses (c) and (d), upon the reduction of the Certificate Principal Balance of a Class of Class A Certificates to zero, such Class of Certificates will not be entitled to further distributions pursuant to
Section 4.02 (other than in respect of Subsequent Recoveries on the related Mortgage Loans).

(f) Notwithstanding the foregoing, on any Distribution Date, the amounts allocated from Excess Cash Flow pursuant to clauses (c)(iii) through (c)(vi) of this Section 4.02 on such Distribution Date shall be paid first from the Available Distribution Amount for such Distribution Date and second from any Yield Maintenance Payment for such Distribution Date.

(g) Any Prepayment Interest Shortfalls on the Mortgage Loans which are not covered by Eligible Master Servicing Compensation as described in Section 3.16 and Relief Act Shortfalls on the Mortgage Loans will be allocated among the Class A Certificates pro rata in accordance with the amount of Accrued Certificate Interest payable on such Distribution Date absent such shortfalls. Any such uncovered Prepayment Interest Shortfalls will be paid solely pursuant to Section 4.02(c)(vii) and (viii) to the extent funds are available therefor. Any such Relief Act Shortfalls will be paid solely pursuant to Section 4.02(c)(x) to the extent funds are available therefor.

(h) In addition to the foregoing distributions, with respect to any Subsequent Recoveries, the Master Servicer shall deposit such funds into the Custodial Account pursuant to Section 3.07(b)(iii).

(i) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor, the Insurer or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

(j) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be held in the Certificate Account for the benefit of such Certificateholders as provided in Section 9.01(d).

Section 4.03. Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

(a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail or otherwise make available electronically on its website (which may be obtained by any Certificateholder by telephoning the Trustee at (800) 934-6802) to each Holder, the Insurer and the Depositor a statement setting forth the following information as to each Class of Certificates, in each case to the extent applicable:

(i) (A) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and
        (B) the aggregate amount included therein representing Principal Prepayments;

(ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(iv) the amount of any Advance by the Master Servicer with respect to the Group I Loans and Group II Loans pursuant to Section 4.04;

(v) the Stated Principal Balance of the Group I Loans, Group II Loans and the Mortgage Loans in the aggregate after giving effect to the distribution of principal on such Distribution Date;

(vi) the aggregate Certificate Principal Balance of each Class of the Certificates, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

(vii)   on the basis of the most recent reports furnished to it by Subservicers,
        (a) the number and aggregate principal balances of the Group I Loans, Group II Loans and the Mortgage Loans in the aggregate that are Delinquent (1) one month, (2) two months and (3) three or more months and the number and aggregate principal balance of the Group I Loans, Group II Loans and the Mortgage Loans in the aggregate that are in foreclosure, (b) the number and aggregate principal balances of the Group I Loans, Group II Loans and the Mortgage Loans in the aggregate that are Reportable Modified Mortgage Loans that are Delinquent (1) one month, (2) two months and (3) three or more months and the number and aggregate principal balance of the Group I Loans, Group II Loans and the Mortgage Loans in the aggregate that are Reportable Modified Mortgage Loans that are in foreclosure and are REO Property, indicating in each case capitalized Mortgage Loans, other Servicing Modifications and totals, and (c) for all Mortgage Loans that are Reportable Modified Mortgage Loans, the number and aggregate Stated Principal Balance of the Group I Loans, Group II Loans and the Mortgage Loans in the aggregate that are Reportable Modified Mortgage Loans that have been liquidated, the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

(viii) the number, aggregate principal balance and book value of any REO Properties with respect to the Group I Loans, the Group II Loans and the Mortgage Loans in the aggregate;

(ix) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(x) the aggregate amount of Realized Losses with respect to the Group I Loans, Group II Loans and the Mortgage Loans in the aggregate for such Distribution Date and the aggregate amount of Realized Losses with respect to the Group I Loans, Group II Loans and the Mortgage Loans in the aggregate incurred since the Cut-off Date;

(xi) the amount of any Insured Payment paid on such Distribution Date, the amount of any reimbursement payment made to the Insurer on such Distribution Date pursuant to Section 4.02(c)(v) and the amount of the Cumulative Insurance Payments, after giving effect to any such Insured Payment or any such reimbursement payment to the Insurer;

(xii) the Pass-Through Rate on each Class of Certificates and the applicable Net WAC Cap Rate;

(xiii) the weighted average of the Maximum Net Mortgage Rates with respect to the Group I Loans, Group II Loans and the Mortgage Loans in the aggregate;

(xiv) the Group I Basis Risk Shortfall, Group I Basis Risk Shortfall Carry-Forward Amount, Group II Basis Risk Shortfall, Group II Basis Risk Shortfall Carry-Forward Amount and Prepayment Interest Shortfalls;

(xv) the Overcollateralization Amount and the Required Overcollateralization Amount following such Distribution Date;

(xvi) the number and aggregate principal balance of the Group I Loans, Group II Loans and the Mortgage Loans in the aggregate repurchased under
        Section 4.07 or Section 4.08;

(xvii) the aggregate amount of any recoveries on previously foreclosed loans with respect to the Group I Loans, the Group II Loans and the Mortgage Loans in the aggregate from Residential Funding due to a breach of representation or warranty;

(xviii) the weighted average remaining term to maturity of the Group I Loans, Group II Loans and the Mortgage Loans in the aggregate after giving effect to the amounts distributed on such Distribution Date;

(xix) the weighted average Mortgage Rates of the Group I Loans, Group II Loans and the Mortgage Loans in the aggregate after giving effect to the amounts distributed on such Distribution Date;

(xx) the amount if any, to be paid by a Derivative Counterparty under a Derivative Contract; and

(xxi) the amount of any Yield Maintenance Payments payable to the Trustee on behalf of the Trust Fund and any Yield Maintenance Termination Payment payable to the Trustee on behalf of the Trust Fund.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer. Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit S to such Rating Agency within a reasonable period of time; provided, however, that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

(b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, upon the Trustee's receipt thereof to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer and Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer and Trustee pursuant to any requirements of the Code.

(c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer and forwarded by the Trustee pursuant to any requirements of the Code.

(d) As soon as reasonably practicable, upon the written request of any Class SB or Class R Certificateholder, the Master Servicer shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

(e) The Master Servicer shall, on behalf of the Depositor and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Depositor or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to this Agreement. Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct. Any Form 10-K filed with the Commission in connection with this clause (d) shall include a certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as Exhibit R-1 hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rule 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission. In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit R-2. This Section 4.03(e) may be amended in accordance with this Agreement without the consent of the Certificateholders.

Section 4.04. Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer.

(a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement (which may be in a mutually agreeable electronic format) to the Trustee, the Insurer, any Paying Agent and the Depositor (the information in such statement to be made available to Certificateholders by the Master Servicer on request) (provided that the Master Servicer shall use its best efforts to deliver such written statement not later than 12:00 P.M. New York time on the second Business Day prior to the Distribution Date) setting forth (i) the Available Distribution Amounts, (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a),
(iii)  the  amount  of  Prepayment  Interest  Shortfalls,  Group  I  Basis  Risk
Shortfall, Group II Basis Risk Shortfall, Group I Basis Risk Shortfall Carry-Forward Amounts and Group II Basis Risk Shortfall Carry-Forward Amounts,
(iv) the Certificate Insurer Premium and, if the Master Servicer determines that a Deficiency Amount exists for such Distribution, the amount necessary to complete the notice in the form of Exhibit A to the Policy (the "Notice"), (v) the Yield Maintenance Payment, if any, for such Distribution Date and (vi) the amount payable by the Derivative Counterparties to the Trustee under the Derivative Contracts as provided in Section 4.11. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) remit to the Trustee for deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the sum of (A) the aggregate amount of Monthly Payments other than Balloon Payments (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate, plus the Certificate Insurer Premium Modified Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date in the related Due Period, which Monthly Payments were due during the related Due Period and not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance and (B) with respect to each Balloon Loan delinquent in respect of its Balloon Payment as of the close of business on the related Determination Date, an amount equal to the assumed Monthly Payment (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate, plus the Certificate Insurer Premium Modified Rate) that would have been due on the related Due Date based on the original amortization schedule for such Balloon Loan until such Balloon Loan is finally liquidated, over any payments of interest or principal (with each interest portion thereof adjusted to per annum rate equal to the Net Mortgage Rate) received from the related Mortgagor as of the close of business on the related Determination Date and allocable to the Due Date during the related Due Period for each month until such Balloon Loan is finally liquidated, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of clauses (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Depositor, the Insurer and the Trustee. In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee and the Insurer of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer as successor Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date. In connection with the preceding sentence, the Trustee shall deposit all funds it receives pursuant to this Section 4.04(b) into the Certificate Account.

Section 4.05.  Allocation of Realized Losses.
               -----------------------------

(a) Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash
Liquidation, Servicing Modifications, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due in the month in which such Distribution Date occurs. The amount of each Realized Loss shall be evidenced by an Officers' Certificate.

(b) All Realized Losses on the Mortgage Loans shall be allocated or covered as follows:

               first, by Excess Cash Flow as provided in clause (b)(v) of the definition of "Principal Distribution Amount", to the extent of the Excess Cash Flow for such Distribution Date;

               second, by the reduction of the Overcollateralization Amount, until such amount has been reduced to zero;

               third, for any remaining Realized Losses on the Group I Loans, to the Class A-I Certificates on a pro rata basis, and for any remaining Realized Losses on the Group II Loans, to the Class A-II Certificates, in each case until the Certificate Principal Balances thereof have been reduced to zero.

(c) All allocations of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date in the case of an interest portion of a Realized Loss. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class A Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date; provided that no such reduction shall reduce the Certificate Principal Balance of the Class A Certificates below the aggregate Stated
Principal Balance of the Mortgage Loans, as applicable. Allocations of the interest portions of Realized Losses (other than any interest rate reduction resulting from a Servicing Modification) shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(c). Allocations of the interest portion of a Realized Loss resulting from an interest rate reduction in connection with a Servicing Modification shall be made by operation of the provisions of Section 4.02(c). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

(d) (i) All Realized Losses on the Group I Loans shall be allocated on each Distribution Date to the following REMIC Regular Interests in the specified percentages, as follows: first, to Uncertificated Accrued Interest payable to the REMIC I Regular Interests I-AA and I-ZZ up to an aggregate amount equal to the excess of (a) the REMIC I Group I Interest Loss Allocation Amount over (b) Prepayment Interest Shortfalls (to the extent not covered by Eligible Master Servicing Compensation) relating to the Mortgage Loans for such Distribution Date, 98% and 2%, respectively; second, to the Uncertificated Principal Balances of the REMIC I Regular Interests I-AA and I-ZZ up to an aggregate amount equal to the REMIC I Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Principal Balances of REMIC I Regular Interests I-AA, 98%, I-A-I-4, 1% and I-ZZ, 1%, until the Uncertificated Principal Balance of REMIC I Regular Interest I-A-I-4 has been reduced to zero; fourth, to the Uncertificated Principal Balances of REMIC I Regular Interests I-AA, 98%, I-A-I-3, 1%, and I-ZZ, 1%, until the Uncertificated Principal Balances of REMIC I Regular Interest I-A-I-3 has been reduced to zero; fifth, to the Uncertificated Principal Balances of REMIC I Regular Interests I-AA, 98%, I-A-I-2, 1%, and I-ZZ, 1%, until the Uncertificated Principal Balances of REMIC I Regular Interest I-A-I-2 has been reduced to zero; and sixth, to the Uncertificated Principal Balances of REMIC I Regular Interests I-AA, 98%, I-A-I-1, 1%, and I-ZZ, 1%, until the Uncertificated Principal Balances of REMIC I Regular Interest I-A-I-1 has been reduced to zero.

        (ii) All Realized Losses on the Group II Loans shall be allocated on each Distribution Date to the following REMIC Regular Interests in the specified percentages, as follows: first, to Uncertificated Accrued Interest payable to the REMIC I Regular Interests II-AA and II-ZZ up to an aggregate amount equal to the excess of (a) the REMIC I Group I Interest Loss Allocation Amount over (b) Prepayment Interest Shortfalls (to the extent not covered by Eligible Master Servicing Compensation) relating to the Mortgage Loans for such Distribution Date, 98% and 2%, respectively; second, to the Uncertificated Principal Balances of the REMIC I Regular Interests II-A-II and II-ZZ up to an aggregate amount equal to the REMIC I Principal Loss Allocation Amount, 98% and 2%, respectively; and third, to the Uncertificated Principal Balances of REMIC I Regular Interests II-AA, 98%, II-A-II, 1%, and II-ZZ, 1%, until the Uncertificated Principal Balances of REMIC I Regular Interest II-A-II has been reduced to zero.

(e) Realized Losses allocated to the Excess Cash Flow or the Overcollateralization Amount pursuant to paragraphs (a), (b) or (c) of this Section, the definition of Accrued Certificate Interest and the operation of
Section 4.02(c) shall be deemed allocated to the Class SB Certificates. Realized Losses allocated to the Class SB Certificates shall, to the extent such Realized Losses represent Realized Losses on an interest portion, be allocated to the Class SB Certificates, in reduction of the accrued but unpaid interest thereon. Realized Losses allocated to the Excess Cash Flow pursuant to paragraph (b) of this Section shall be deemed to reduce Accrued Certificate Interest on the Class SB Certificates. Realized Losses allocated to the Overcollateralization Amount pursuant to paragraph (b) of this Section shall be deemed first to reduce the principal balance of the Class SB Certificates until such principal balance shall have been reduced to zero and thereafter to reduce accrued and unpaid interest on the Class SB Certificates.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.
               -------------------------------------------------------------

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interest received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the informational returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-Off Date, stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.
               ---------------------------------------------

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

Section 4.08.  Limited Mortgage Loan Repurchase Right.
               --------------------------------------

        The Limited Repurchase Right Holder will have the irrevocable option at any time to purchase any of the Mortgage Loans from the Trustee at the Purchase Price, up to a maximum of five Mortgage Loans. In the event that this option is exercised as to any five Mortgage Loans in the aggregate, this option will thereupon terminate. If at any time the Limited Repurchase Right Holder makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Limited Repurchase Right Holder provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Limited Repurchase Right Holder without recourse to the Limited Repurchase Right Holder which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Limited Repurchase Right Holder will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Any tax on "prohibited transactions" (as defined in Section 860F(a)(2) of the Code) imposed on any REMIC relating to the exercise of the option provided in this Section 4.08 shall in no event be payable by the Trustee.

Section 4.09.  The Yield Maintenance Agreement.
               -------------------------------

(a) On the Closing Date, the Trustee shall, on behalf of the Trust Fund, for the benefit of the Class A and Class SB Certificates, enter into the Yield Maintenance Agreement.

(b) The Trustee shall deposit or cause to be deposited any amount received under the Yield Maintenance Agreement into the Certificate Account on the date such amount is received from the Yield Maintenance Agreement Provider under the Yield Maintenance Agreement (including Yield Maintenance Agreement Termination Payments, if any). All Yield Maintenance Payments received under the Yield Maintenance Agreement shall be distributed as part of Excess Cash Flow in accordance with the priorities set forth in Section 4.02(c) hereof, whereas, all Yield Maintenance Agreement Termination Payments received under the Yield Maintenance Agreement shall be used as set forth in Section 4.09(e) hereof. Neither the Yield Maintenance Agreement nor any Yield Maintenance Payments (including Yield Maintenance Termination Payments) constitute a part of any REMIC created hereunder and to the extent any Yield Maintenance Payments are included as part of Excess Cash Flow they are so for definition purposes only.

(c) Subject to Sections 8.01 and 8.02 hereof, the Trustee agrees to comply with the terms of the Yield Maintenance Agreement and to enforce the terms and provisions thereof against the Yield Maintenance Agreement Provider at the written direction of the Holders of Class A Certificates entitled to at least 51% of the Voting Rights of such Classes of Certificates, or if the Trustee does not receive such direction from such Certificateholders, then at the written direction of Residential Funding.

(d) The Trustee and the Master Servicer shall treat the holders of each Class of Certificates (other than the Class SB Certificates and Class R Certificates) as having entered into a notional principal contract with the holders of the Class SB Certificates. Pursuant to each such notional principal contract, the holder of the Class SB Certificates shall be treated as having agreed to pay the amounts set forth in Sections 4.02(c)(iv) through (xi) to the holders of the Certificates (other than the Class SB Certificates and Class R Certificates) in accordance with the terms of this Agreement. Any payments to the Certificates from amounts deemed received in respect of this notional principal contract shall not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860G(a)(1).

(e) In the event that the Yield Maintenance Agreement, or any replacement thereof, terminates prior to the Distribution Date in December 2010, the Master Servicer, but at no expense to the Master Servicer, on behalf of the Trustee, to the extent that the termination value under such Yield Maintenance Agreement is sufficient therefor and only to the extent of the Yield Maintenance Agreement Termination Payment received from the Yield Maintenance Agreement Provider, shall (i) cause a new yield maintenance provider to assume the obligations of such terminated yield maintenance agreement provider or (ii) cause a new yield maintenance agreement provider to enter into a new interest rate yield maintenance agreement with the Trust Fund having substantially similar terms as those set forth in the terminated Yield Maintenance Agreement. Any Yield Maintenance Agreement Termination Payment having a termination value which is not sufficient to comply with clauses (i) and (ii) of this Section 4.09(e) shall be included in the definition of Yield Maintenance Payment herein and may be distributed as Excess Cash Flow pursuant to Section 4.02(c) herein.

Section 4.10.  The Policy.
               ----------

(a) If pursuant to Section 4.04(a)(iv), the Master Servicer determines and notifies a Responsible Officer of the Trustee in writing that a Deficiency Amount exists and the amount of the Required Insured Payment for such Distribution Date, the Trustee shall complete the Notice and submit such Notice in accordance with the Policy to the Insurer no later than 12:00 P.M., New York City time, on the second Business Day immediately preceding each Distribution Date, as a claim for an Insured Payment in an amount equal to such Deficiency Amount.

(b) The Trustee shall establish and maintain the Insurance Account on behalf of the Holders of the Class A Certificates. Upon receipt of an Insured Payment from the Insurer on behalf of the Class A Certificateholders, the Trustee shall deposit such Insured Payment in the Insurance Account. All amounts on deposit in the Insurance Account shall remain uninvested. On each Distribution Date, the Trustee shall transfer any Insured Payment then on deposit in the Insurance Account to the Certificate Account. The Trustee shall distribute on each Distribution Date in accordance with the written statement delivered by the Master Servicer pursuant to Section 4.04(a), the Deficiency Amount for such Distribution Date from the Certificate Account, together with the distributions due to the Class A-I Certificateholders on such Distribution Date, as follows:
(i) with respect to the Class A-I Certificates, the portion of any such Deficiency Amount related to clauses (1) and (2)(i) of the definition of Deficiency Amount shall be distributed among the related Class A-I Certificateholders on a pro rata basis in accordance with their respective shortfalls or allocations of Realized Losses; and (ii) the portion of any such Deficiency Amount related to clause (2)(ii) of the definition of Deficiency Amount shall be distributed to the related Class A-I Certificateholders in accordance with Section 9.01(c). The Trustee shall distribute on each Distribution Date the Deficiency Amount for such Distribution Date from the Certificate Account, together with the distributions due to the Class A-II Certificateholders on such Distribution Date, as follows: (i) with respect to the Class A-II Certificates, the portion of any such Deficiency Amount related to clauses (1) and (2)(i) of the definition of Deficiency Amount shall be distributed among the related Class A-II Certificateholders on a pro rata basis in accordance with their respective shortfalls or allocations of Realized Losses; and (ii) the portion of any such Deficiency Amount related to clause
(2)(ii) of the definition of Deficiency Amount shall be distributed to the related Class A-II Certificateholders in accordance with Section 9.01(c).

(c) The Trustee shall (i) receive as attorney-in-fact of each Class A Certificateholder any Insured Payment from the Insurer and (ii) distribute such Insured Payment to such Class A Certificateholders as set forth in subsection
(b) above. Insured Payments disbursed by the Trustee from proceeds of the Policy shall not be considered payment by the Trust Fund with respect to the Class A Certificates, nor shall such disbursement of such Insured Payments discharge the obligations of the Trust Fund with respect to the amounts thereof, and the Insurer shall become owner of such amounts to the extent covered by such Insured Payments as the deemed assignee of such Class A Certificateholders. The Trustee hereby agrees on behalf of each Class A Certificateholder (and each Class A Certificateholder, by its acceptance of its Class A Certificates, hereby agrees) for the benefit of the Insurer that the Trustee shall recognize that to the extent the Insurer pays Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Class A Certificateholders, the Insurer will be entitled to be subrogated to the rights of the Class A Certificateholders to the extent of such payments.

Section 4.11.  Derivative Contracts.
               --------------------

(a) The Trustee shall, at the written direction of the Master Servicer, on behalf of the Trust Fund, enter into Derivative Contracts, solely for the benefit of the Class SB Certificates. Any such Derivative Contract shall constitute a fully prepaid agreement. The Master Servicer shall determine, in its sole discretion, whether any Derivative Contract conforms to the requirements of clauses (b) and (c) of this Section 4.11. Any acquisition of a Derivative Contract shall be accompanied by an appropriate amendment to this Agreement, including an Opinion of Counsel, as provided in Section 11.01, and either (i) an Opinion of Counsel to the effect that the existence of the Derivative Contract will not adversely affect the availability of the exemptive relief afforded under ERISA by U.S. Department of Labor Prohibited Transaction Exemption ("PTE") 94-29, as most recently amended, 67 Fed. Reg. 54487 (Aug. 22,
2002), to the Holders of the Class A Certificates, as of the date the Derivative Contract is acquired by the Trustee; or (ii) the consent of each holder of a Class A Certificate to the acquisition of such Derivative Contract. All collections, proceeds and other amounts in respect of the Derivative Contracts payable by the Derivative Counterparty shall be distributed to the Class SB Certificates on the Distribution Date following receipt thereof by the Trustee on behalf of the Trust Fund. In no event shall such an instrument constitute a part of any REMIC created hereunder. In addition, in the event any such instrument is deposited, the Trust Fund shall be deemed to be divided into two separate and discrete sub-Trusts. The assets of one such sub-Trust shall consist of all the assets of the Trust other than such instrument and the assets of the other sub-Trust shall consist solely of such instrument.

(b) Any Derivative Contract that provides for any payment obligation on the part of the Trust Fund must (i) be without recourse to the assets of the Trust Fund,
(ii) contain a non-petition covenant provision from the Derivative Counterparty,
(iii) limit payment dates thereunder to Distribution Dates and (iv) contain a provision limiting any cash payments due to the Derivative Counterparty on any day under such Derivative Contract solely to funds available therefor in the Certificate Account available to make payments to the Holders of the Class SB Certificates on such Distribution Date.

(c) Each Derivative Contract must (i) provide for the direct payment of any amounts by the Derivative Counterparty thereunder to the Certificate Account at least one Business Day prior to the related Distribution Date, (ii) contain an assignment of all of the Trust Fund's rights (but none of its obligations) under such Derivative Contract to the Trustee on behalf the Class SB
Certificateholders  and shall  include  an  express  consent  to the  Derivative
Counterparty to such assignment, (iii) provide that in the event of the occurrence of an Event of Default, such Derivative Contract shall terminate upon the direction of a majority Percentage Interest of the Class SB Certificates, and (iv) prohibit the Derivative Counterparty from "setting-off' or "netting" other obligations of the Trust Fund and its Affiliates against such Derivative Counterparty's payment obligations thereunder.

Section 4.12.  Tax Treatment of Yield Maintenance Payments.
               -------------------------------------------

        For federal income tax purposes, each holder of a Class A or Class SB Certificate is deemed to own an undivided beneficial ownership interest in a REMIC regular interest and the right to receive payments received by the Trustee, on behalf of the Trust Fund, pursuant to the Yield Maintenance Agreement in respect of the amounts set forth in Section 4.09(b) which right to receive such payments shall not be attributable to any asset or amount owed by any REMIC created hereunder.

ARTICLE V
                                THE CERTIFICATES

Section 5.01.  The Certificates.
               ----------------

(a) The Class A, Class SB and Class R Certificates shall be substantially in the forms set forth in Exhibits A, D and E, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Depositor upon receipt by the Trustee or one or more Custodians of the documents specified in Section
2.01. The Class A Certificates shall be issuable in minimum dollar denominations of $100,000 and integral multiples of $1 in excess thereof. The Class SB Certificates shall be issuable in registered, certificated form in minimum percentage interests of 5.00% and integral multiples of 0.01% in excess thereof. Each Class of Class R Certificates shall be issued in registered, certificated form in minimum percentage interests of 20.00% and integral multiples of 0.01% in excess thereof; provided, however, that one Class R Certificate of each Class will be issuable to the REMIC Administrator as "tax matters person" pursuant to
Section 10.01(c) in a minimum denomination representing a Percentage Interest of not less than 0.01%. The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

(b) The Class A Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each such Class A Certificate through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Depositor may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates. In order to make such request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Trustee to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent Percentage Interest in fully registered definitive form. Upon receipt by the Trustee of instruction from the Depository directing the Trustee to effect such exchange (such instructions to contain information regarding the Class of Certificates and the Certificate Principal Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificates and any other information reasonably required by the Trustee), (i) the Trustee shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal Balance of the Definitive Certificates, (ii) the Trustee shall execute, authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of Certificates and (iii) the Trustee shall execute and authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the amount of the Definitive Certificates.

        If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor or (ii) the Depositor notifies the Depository of its intent to terminate the book-entry system and, upon receipt of notice of such intent from the Depository, the Depository Participants holding beneficial interest in the Book-Entry Certificates agree to initiate such termination, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Depositor, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instruction required under this section and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c) Each of the Certificates is intended to be a "security" governed by Article 8 of the Uniform Commercial Code as in effect in the State of New York and any other applicable jurisdiction, to the extent that any of such laws may be applicable.

Section 5.02.  Registration of Transfer and Exchange of Certificates.
               -----------------------------------------------------

(a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee, in accordance with the provisions of Section 8.12, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class SB or
               Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated Transferee or Transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

(c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d) No transfer, sale, pledge or other disposition of a Class SB or Class R Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with said Act and laws. Except as otherwise provided in this Section 5.02(d), in the event that a transfer of a Class SB or Class R Certificate is to be made, (i) unless the Depositor directs the Trustee otherwise, the Trustee shall require a written Opinion of Counsel addressed to and acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer, and (ii) the Trustee shall require the Transferee to execute a representation letter, substantially in the form of Exhibit J hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit K hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer. In lieu of the requirements set forth in the preceding sentence, transfers of Class SB or Class R Certificates may be made in accordance with this Section 5.02(d) if the prospective Transferee of such a Certificate provides the Trustee and the Master Servicer with an investment letter substantially in the form of Exhibit O attached hereto, which investment letter shall not be an expense of the Trustee, the Depositor, or the Master Servicer, and which investment letter states that, among other things, such Transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. The Holder of a Class SB or Class R Certificate desiring to effect any transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

(e) In the case of any Class SB Certificate or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase and holding of such Class SB or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or
               Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer, or (B) the prospective Transferee shall be required to provide the Trustee, the Depositor and the Master Servicer with a certification to the effect set forth in Exhibit J (with respect to a Class SB Certificate) or in paragraph fifteen of Exhibit I-1 (with respect to a Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (each, a "Plan"), or any Person (including, without limitation, an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any Plan) who is using "plan assets", within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. ss. 2510.3 101, of any Plan (each, a "Plan Investor") to effect such acquisition.

(f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,

(I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit I-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and

(II) a certificate, in the form attached hereto as Exhibit I-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit I-2.

(E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii) The Trustee shall register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit I-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

(A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (ii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (ii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iii) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed

(A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and

(B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

(iv) The provisions of this Section 5.02(f) set forth prior to this clause (iv) may be modified, added to or eliminated, provided
               that  there  shall  have  been   delivered  to  the  Trustee  the
               following:

(A) Written consent of the Insurer and written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of the Class A Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B) a certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any REMIC created hereunder to cease to qualify as a REMIC and will not cause (x) any REMIC created hereunder to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.
               -------------------------------------------------

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.
               ---------------------

        Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Master Servicer, the Insurer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Insurer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder" and neither the Depositor, the Master Servicer, the Insurer, the Trustee, the Certificate Registrar nor any agent of the Depositor, the Master Servicer, the Insurer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.
               ---------------------------

        The Trustee may, with the consent of the Insurer (so long as no Insurer Default exists), which consent shall not be unreasonably withheld, appoint a Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of Certificateholders. The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

ARTICLE VI
                      THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Depositor and the Master Servicer.
               ---------------------------------------------------------------

        The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Master Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02. Merger or Consolidation of the Depositor or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

(a) The Depositor and the Master Servicer shall each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b) Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Class A Certificates (without taking into account the Policy) in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee, the Insurer and the Depositor, is willing to service the Mortgage Loans and executes and delivers to the Depositor, the Insurer and the Trustee an agreement, in form and substance reasonably satisfactory to the Depositor, the Insurer and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates (without taking into account the Policy) that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master
Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence. This Section
6.02 shall not apply to any sale, transfer, pledge or assignment by Residential Funding of the Call Rights. Notwithstanding the foregoing, in the event of a pledge or assignment by the Master Servicer solely of its rights to purchase all assets of the Trust Fund under Section 9.01(a) (or, if so specified in Section 9.01(a), its rights to purchase the Mortgage Loans and property acquired related to a particular Loan Group or its rights to purchase the Certificates related thereto), the provisos of the first sentence of this paragraph will not apply.

Section 6.03. Limitation on Liability of the Depositor, the Master Servicer and Others.

        None of the Depositor, the Master Servicer or any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Depositor and Master Servicer Not to Resign.
               -------------------------------------------

        Subject to the provisions of Section 6.02, neither the Depositor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Master Servicer shall be evidenced by an Opinion of Counsel (at the expense of the resigning party) to such effect delivered to the Trustee and the Insurer. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII
                                     DEFAULT

Section 7.01.  Events of Default.
               -----------------

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i) the Master Servicer shall fail to distribute or cause to be distributed to Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee, the Insurer or the Depositor or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

(ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, the Insurer or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Depositor or the Trustee shall at the written direction of the Insurer (unless an Insurer Default has occurred and is continuing) or, if an Insurer Default has occurred and is continuing, at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, by notice in writing to the Master Servicer (and to the Depositor and the Insurer if given by the Trustee or to the Trustee and the Insurer if given by the Depositor), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder; provided, however, that a successor to the Master Servicer is appointed pursuant to
Section 7.02 and such successor Master Servicer shall have accepted the duties of Master Servicer effective upon the resignation of the Master Servicer. If an Event of Default described in clause (vi) hereof shall occur, the Trustee, with the written consent of the Insurer (unless an Insurer Default has occurred and is continuing) or, if an Insurer Default has occurred and is continuing, with the consent of Holders of Certificates entitled to at least 51% of the Voting Rights, shall, by notice to the Master Servicer and the Depositor, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination. Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and
(vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Depositor shall deliver to the Trustee as successor Master Servicer a copy of the Program Guide. In addition, the Depositor shall make access to the Program Guide available to the Insurer.

Section 7.02.  Trustee or Depositor to Act; Appointment of Successor.
               -----------------------------------------------------

(a) On and after the time the Trustee, the Insurer and the Master Servicer, as applicable, receive a notice of termination from the Depositor or the Trustee pursuant to Section 7.01 or the Insurer pursuant to Section 7.05, the Depositor or the Trustee shall, at the direction of the Insurer (unless an Insurer Default has occurred and is continuing) or, if an Insurer Default has occurred and is continuing, at the direction of the Insurer with the consent of the Holders of the Class A Certificates in accordance with Section (e) below, select and appoint a successor Master Servicer, and if the Insurer or such Holders of Class A Certificates, as applicable, fails to provide such direction and/or consent, as the case may be, within 30 days, the Trustee or, upon notice to the Insurer and the Depositor and with the Depositor's consent and, so long as no Insurer Default exists, with the Insurer's consent (which consent shall not be unreasonably withheld), a designee (which meets the standards set forth in clause (c) below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein.

(b) On and after the time the Master Servicer resigns in accordance with Section 6.04, the Trustee or, upon notice to the Depositor and with the Depositor's consent and, so long as no Insurer Default exists, the Insurer's consent (which consent shall not be unreasonably withheld) a designee (which meets the standards set forth in clause (c) below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein.

(c) Any successor Master Servicer appointed pursuant to clause (a) or clause (b) shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(c) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder as successor Master Servicer. As compensation therefor, the Trustee, as successor Master Servicer, shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with
Section 6.04 or Section 7.01, then notwithstanding the above, the Depositor shall, at the direction of the Insurer (unless an Insurer Default has occurred and is continuing) or, if an Insurer Default has occurred and is continuing, at the direction of the Insurer with the consent of the Holders of the Class A Certificates in accordance with Section (e) below, select and appoint a successor Master Servicer and if the Insurer or such Holders of Class A Certificates, as applicable, fails to provide such direction and/or consent, as the case may be, within 30 days, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Depositor, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.50% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.50% per annum in order to hire a Subservicer with respect to such Mortgage Loans. The Master Servicer shall pay the reasonable expenses of the Trustee in connection with any servicing transfer hereunder.

(d) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or
(ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (d). The Successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

(e) Upon notice from the Insurer of the identity of its proposed successor Master Servicer pursuant to clause (a) above, the Trustee shall forward notice of such proposed successor Master Servicer to the Holders of the Class A Certificates; provided, that so long as the Class A Certificates are Book-Entry Certificates, such notice shall be forwarded to the Depository for posting on its system. The Trustee shall also post such notice on its website related to the Trust. For purposes of determining the consent of the Class A-II Certificates pursuant to this clause (e), 51% of the Class A Certificates shall be deemed to have consented to a successor Master Servicer unless the Trustee has received written notice from at least 50% of the Class A Certificates of such Certificateholders' objection to such successor Master Servicer within 30 calendar days after notice of the proposed successor Master Servicer has been sent to the Holders of the Class A Certificates by the Trustee, provided, however, if such proposed Master Servicer is not an approved master servicer by each Rating Agency and each Rating Agency does not confirm the then-current rating in writing to the proposed successor Master Servicer selected by the Insurer, affirmative consent of 51% of the Class A Certificates shall be required.

Section 7.03.  Notification to Certificateholders.
               ----------------------------------

(a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Insurer and the Certificateholders at their respective addresses appearing in the Certificate Register.

(b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates and the Insurer notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived as provided in Section 7.04 hereof.

Section 7.04.  Waiver of Events of Default.
               ---------------------------

        The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

Section 7.05.  Servicing Trigger; Removal of Master Servicer.
               ---------------------------------------------

(a) Upon determination by the Insurer that a Servicing Trigger has occurred, the Insurer shall give written notice of such Servicing Trigger to the Master Servicer, the Depositor, the Trustee and to each Rating Agency.

(b) At any time after such determination and while a Servicing Trigger is continuing, the Insurer may direct the Trustee in writing to remove the Master Servicer if the Insurer makes a determination that the manner of master servicing was a factor contributing to the size of the delinquencies or losses incurred in the Trust Fund.

(c) Upon receipt of directions to remove the Master Servicer pursuant to the preceding clause (b), the Trustee shall notify the Master Servicer that it has been terminated and the Master Servicer shall be terminated in the same manner as specified in Sections 7.01 and 7.02.

(d) After notice of occurrence of a Servicing Trigger has been given and while a Servicing Trigger is continuing, until and unless the Master Servicer has been removed as provided in clause (b), the Master Servicer covenants and agrees to act as the Master Servicer for a term from the occurrence of the Servicing Trigger to the end of the calendar quarter in which such Servicing Trigger occurs, which term may at the Insurer's discretion be extended by written notice to the Trustee and the Master Servicer for successive terms of three (3) calendar months each, until the termination of the Trust Fund. The Master
Servicer will, upon the receipt of each such notice of extension (a "Master Servicer Extension Notice") become bound for the duration of the term covered by such Master Servicer Extension Notice to continue as Master Servicer subject to and in accordance with this Agreement. If, as of the fifteenth (15th) day prior to the last day of any term as the Master Servicer, the Trustee shall not have received any Master Servicer Extension Notice from the Insurer, the Trustee shall, within five (5) days thereafter, give written notice of such nonreceipt to the Insurer and the Master Servicer. If any such term expires without a Master Servicer Extension Notice then the Trustee shall act as successor Master Servicer as provided in Section 7.02.

(e) No provision of this Section 7.05 shall have the effect of limiting the rights of the Depositor, the Trustee, the Certificateholders or the Insurer under Section 7.01

ARTICLE VIII
                             CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.
               -----------------

(a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Insurer and the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents in a timely fashion. The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 7.03, and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement and the Trustee shall furnish in a timely fashion to the Insurer such information in its possession as the Insurer may reasonably request from time to time for the Insurer to protect its interests and to fulfill its duties under the Policy. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of each REMIC created hereunder as a REMIC under the REMIC Provisions (subject to Section 10.01(f)) and to prevent the imposition of any federal, state or local income, prohibited transaction (except as provided in Section
        2.04 herein), contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Insurer or the Certificateholders holding Certificates which evidence, Percentage Interests aggregating not less than 25% of the affected Classes as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
        (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Insurer, the Depositor or any Certificateholder; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.
               -------------------------------------

(a)     Except as otherwise provided in Section 8.01:

(i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders or the Insurer, pursuant to the provisions of this Agreement or the Yield Maintenance Agreement, unless (a) such Certificateholders or the Insurer shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and (b) the Insurer has given its consent; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Insurer or the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50% with the written consent of the Insurer; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder or the Insurer requesting the investigation;

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys provided that the Trustee shall remain liable for any acts of such agents or attorneys; and

(vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b) Following the issuance of the Certificates (and except as provided for in Section 2.04), the Trustee shall not accept any contribution of assets to the Trust Fund unless subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.
               -----------------------------------------------------

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Depositor or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Depositor or the Master Servicer.

Section 8.04.  Trustee May Own Certificates.
               ----------------------------

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.   Master   Servicer   to  Pay   Trustee's   Fees   and   Expenses;
        Indemnification.

(a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer shall pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to
        Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including its obligation to execute the DTC Letter in its individual capacity, the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement or the Yield Maintenance Agreement, and the Master Servicer further agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense arising out of, or in connection with, the provisions set forth in the second paragraph of
        Section 2.01(a) hereof, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of such paragraph, provided that:

(i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld. No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein. Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.
               ------------------------------------

        The Trustee hereunder shall at all times be a national banking association or a New York banking corporation having its principal office in a state and city acceptable to the Depositor and the Insurer and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.
               --------------------------------------

(a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Master Servicer and the Insurer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee acceptable to the Insurer by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation then the Insurer may appoint a successor trustee and if the Insurer fails to do so within 30 days, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Insurer or the Depositor with the consent of the Insurer (which consent shall not be unreasonably withheld), or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Insurer or the Depositor with the consent of the Insurer (which consent shall not be unreasonably withheld) may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Insurer or the Depositor determines that the Trustee has failed (i) to distribute or cause to be distributed to
Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Depositor) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Depositor or the Insurer, then the Depositor with the consent of the Insurer, which consent shall not be unreasonably withheld, may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Depositor shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any Class of the Certificates below the lesser of the then-current or original ratings on such Certificates without taking into account the Policy.

(c) During the continuance of an Insurer Default, the Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.
               -----------------

(a) Any successor trustee appointed as provided in this Section 8.08 shall execute, acknowledge and deliver to the Depositor and the Insurer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b) No successor trustee shall accept appointment as provided in this Section unless (a) at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 and (b) such appointment of such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the then-current ratings on such Certificates, as evidenced by a letter from each Rating Agency to such effect.

(c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

Section 8.09.  Merger or Consolidation of Trustee.
               ----------------------------------

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.
               ---------------------------------------------

(a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.
               -------------------------

        The Trustee may, with the consent of the Master Servicer, the Insurer and the Depositor, or shall, at the direction of the Master Servicer, the Insurer and the Depositor, appoint one or more Custodians who are not Affiliates of the Depositor or the Master Servicer to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. The Trustee is hereby directed to enter into Custodial Agreement with Wells Fargo Bank, N.A. Subject to Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any
Mortgage  File.  Each  Custodial  Agreement  may be amended  only as provided in
Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this Section 8.11.

Section 8.12.  Appointment of Office or Agency

        The Trustee will maintain an office or agency in the City of St. Paul, Minnesota where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at the Corporate Trust Office for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 11.05 hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

Section 8.13.  DTC Letter of Representations.
               -----------------------------

        The Trustee is hereby authorized and directed to, and agrees that it shall, enter into the DTC Letter on behalf of the Trust Fund and in its individual capacity as agent thereunder.

Section 8.14.  Yield Maintenance Agreement

        The Trustee is hereby authorized and directed to, and agrees that it shall, enter into the Yield Maintenance Agreement on behalf of the Trust Fund.

ARTICLE IX
                                   TERMINATION

Section 9.01. Termination Upon Purchase by Residential Funding or Liquidation of All Mortgage Loans.

(a) Subject to Section 9.02, the respective obligations and responsibilities of the Depositor, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the Insurer and the obligation of the Depositor to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by the Master Servicer or its designee of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, at a price equal to 100% of the unpaid principal balance of each Mortgage Loan (or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance) (net of unreimbursed Advances attributable to principal) on the day of repurchase, plus unpaid accrued interest thereon at the Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) from the Due Date to which interest was last paid by the Mortgagor to, but not including, the first day of the month in which such repurchase price is distributed plus the amount of any accrued and unpaid Servicing Fees, unreimbursed advances and Servicing Advances, plus any amounts due to the Insurer pursuant to the Insurance Agreement or any Cumulative Insurance Payments, in each case through the date of such option; provided, however, that in no event shall the trust created hereby continue beyond the earlier of (i) the Maturity Date or (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof; and provided further, that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any REMIC created hereunder as a REMIC. The purchase price paid by the Master Servicer or its designee shall also include any amounts owed by the Master Servicer or its designee pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the representation and warranty set forth in clause
        (bb) of such Section, that remain unpaid on the date of such purchase.

        The right of the Master Servicer or its designee to purchase all the assets of the Trust Fund relating to the Mortgage Loans, pursuant to clause (ii) above is conditioned upon the date of such purchase occurring on or after the Optional Termination Date; provided, however, that no such purchase will be permitted if it would result in a draw on the Policy, and no such purchase will be permitted if the Insurer can show a reasonable probability that it would result in a draw on the Policy, unless the Insurer consents in writing to such purchase. If such right is exercised by the Master Servicer or its designee, the Master Servicer shall be entitled to reimbursement for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans being purchased, pursuant to Section 3.10. In addition, the Master Servicer shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition, on any Distribution Date on or after the Optional Termination Date, the Master Servicer or its designee shall have the right, at its option or at the option of its designee, respectively, to purchase all of the Certificates in whole, but not in part, at a price equal to the aggregate outstanding Certificate Principal Balance of the Certificates, plus one month's Accrued Certificate Interest on the Certificates, any previously unpaid Accrued Certificate Interest, and any unpaid Prepayment Interest Shortfalls previously allocated thereto (but not including any reimbursement of the principal portion of any Realized Losses previously allocated thereto that remain unreimbursed) and any amounts due to the Insurer pursuant to the Insurance Agreement or any Cumulative Insurance Payments, in each case through the date of exercise of such option; provided, however, that no such purchase will be permitted if it would result in a draw on the Policy, and no such purchase will be permitted if the Insurer can show a reasonable probability that it would result in a draw on the Policy, unless the Insurer consents in writing to such purchase.

(b) The Master Servicer shall give the Trustee and the Insurer not less than 60 days' prior notice of the Distribution Date on which the Master
        Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer or its designee of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer (if the Master Servicer or its designee is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

(ii)    the amount of any such final payment, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

        If the Master Servicer or the Trustee is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer or its designee shall deposit in the Custodial Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided. The Master Servicer shall provide to the Trustee written notification of any change to the anticipated Final Distribution Date as soon as practicable. If the Trust Fund is not terminated on the anticipated Final Distribution Date, for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

(c) Upon presentation and surrender of the Class A Certificates and Class SB Certificates by the Certificateholders thereof, the Trustee shall distribute to such Certificateholders and the Insurer (A) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase the Mortgage Loans or the outstanding Class A Certificates and Class SB Certificates, or (B) if the Master Servicer elected to so repurchase the Mortgage Loans or the outstanding Class A Certificates and Class SB Certificates, an amount equal to the price paid pursuant to Section 9.01(a) as follows:

(i) first, payment of any accrued and unpaid Servicing Fees, unreimbursed advances and Servicing Advances, in each case through the date of such option, to the Master Servicer

(ii) second, with respect to the Class A Certificates, pari passu, the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(iii) third, to the Insurer, any amounts due to the Insurer pursuant to the Insurance Agreement or any Cumulative Insured Payments, in each case through the date of such option;

(iv) fourth, to the Class A Certificates, the amount of any Prepayment Interest Shortfalls allocated thereto for such Distribution Date or remaining unpaid from prior Distribution Dates and accrued interest thereon at the applicable Pass-Through Rate, on a pro rata basis based on Prepayment Interest Shortfalls allocated thereto for such Distribution Date or remaining unpaid from prior Distribution Dates,

(v)     fifth, to the Class SB Certificates.

(d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if the Master Servicer or its designee exercised its right to purchase the Mortgage Loans), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the Escrow Account and of contacting Certificateholders shall be paid out of the assets which remain in the Escrow Account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the Escrow
        Account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01 and the Certificateholders shall look only to the Master Servicer for such payment.

(e) All rights of the Master Servicer or its designee to purchase the assets of the Trust Fund, or to purchase specified classes of Certificates, as set forth in Section 9.01(a) are referred to in this Agreement as the "Call Rights". Notwithstanding any other provision of this Agreement, the Master Servicer or its designee shall have the right to sell, transfer, pledge or otherwise assign the Call Rights at any time to any Person. Upon written notice by the Master Servicer or its designee to the Trustee and the Master Servicer of any such assignment of the Call Rights to any assignee, the Trustee and the Master Servicer shall be obligated to recognize such assignee as the holder of the Call Rights. Such entity, if not the Master Servicer or its designee or an affiliate, shall be deemed to represent, at the time of such sale, transfer, pledge or other assignment, that one of the following will be, and at the time the Call Right is exercised is, true and correct: (i) the exercise of such Call Right shall not result in a non-exempt prohibited transaction under section 406 of ERISA or section 4975 of the Code (including by reason of U.S. Department of Labor ("DOL") Prohibited Transaction Class Exemption ("PTCE") 75-1 (Part I), 84-14, 90-1, 91-38, 95-60 or 96-23 or
        other applicable exemption) or (ii) such entity is (A) not a party in interest under section 3(14) of ERISA or a disqualified person under section 4975(e)(2) of the Code with respect to any employee benefit plan subject to section 3(3) of ERISA or any plan subject to section 4975 of the Code (other than an employee benefit plan or plan sponsored or maintained by the entity, provided that no assets of such employee benefit plan or plan are invested or deemed to be invested in the Certificates) and (B) not a "benefit plan investor" as described in DOL regulation section 2510.3-101(f)(2). If any such assignee of the Call Right is unable to exercise such Call Right by reason of the preceding sentence, then the Call Right shall revert to the immediately preceding assignor of such Call Right subject to the rights of any secured party therein.

Section 9.02.  Additional Termination Requirements.
               -----------------------------------

(a) Each of REMIC I and REMIC II as the case may be, shall be terminated in accordance with the following additional requirements, unless the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of any REMIC created hereunder, as the case may be, to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Master Servicer shall establish a 90-day liquidation period for each of REMIC I and REMIC II, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for each of REMIC I and REMIC II under Section 860F of the Code and the regulations thereunder;

(ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If the Master Servicer is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each of REMIC I and REMIC II at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

ARTICLE X
                                REMIC PROVISIONS

Section 10.01. REMIC Administration.
               --------------------

(a) The REMIC Administrator shall make an election to treat each of REMIC I and REMIC II as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The REMIC I Regular Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interests" in REMIC I. The REMIC II Regular Interests shall be designated as the "regular interests" and the Class R-II Certificates shall be designated as the sole class of "residual interests" in REMIC II. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in REMIC I and REMIC II other than the REMIC I Regular Interests, the REMIC II Regular Interests and the Certificates.

(b) The Closing Date is hereby designated as the "startup day" of each of REMIC within the meaning of Section 860G(a)(9) of the Code.

(c) The REMIC Administrator shall hold a Class R Certificate in each REMIC representing a 0.01% Percentage Interest of the Class R Certificates in each REMIC and shall be designated as the "tax matters person" with respect to each of REMIC I and REMIC II in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each of REMIC I and REMIC II in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the REMICs created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount, if any, and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

(f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). In performing their duties as more specifically set forth herein, the Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any REMIC created hereunder as a REMIC or (ii) with the exception of actions taken in connection with Section
4.08 hereof, resulting in the imposition of a tax upon any REMIC created hereunder (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code (except as provided in Section 2.04) and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Insurer, the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or, unless the Master Servicer or the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action or inaction, as the case may be. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee shall consult with the Master Servicer, the Insurer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund and the Trustee shall not take any such action or cause the Trust Fund to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer or the REMIC Administrator, as applicable, will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any REMIC as defined in Section 860G(c) of the Code, on any contributions to any REMIC after the Startup Date therefor pursuant to Section 860G(d) of the Code, or any other tax imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged
(i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer in its role as Master Servicer or REMIC Administrator of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i) Following the Startup Date, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC unless (subject to Section 10.01(f)) the Master Servicer, the Insurer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in any REMIC will not cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject any such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j) Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any REMIC created hereunder to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the principal balance of each regular interest in each REMIC would be reduced to zero is the Distribution Date in December 2035, which is the Distribution Date in the month following the last scheduled payment on any Mortgage Loan.

(l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust Fund.

(m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by any REMIC pursuant to Article IX of this Agreement or (ii) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) or acquire any assets for any REMIC or sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, or accept any contributions to any REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of any REMIC created hereunder as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.
               ----------------------------------------------------------------

(a) The Trustee agrees to indemnify the Trust Fund, the Depositor, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X. In the event that Residential Funding is no longer the Master Servicer, the Trustee shall indemnify Residential Funding for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by Residential Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b) The REMIC Administrator agrees to indemnify the Trust Fund, the Depositor, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c) The Master Servicer agrees to indemnify the Trust Fund, the Depositor, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

ARTICLE XI
                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.
               ---------

(a) This Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee, with the consent of the Insurer and without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of any REMIC created hereunder as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the then-current rating assigned to such Certificates (without taking into account the Policy) as evidenced by a letter from each Rating Agency to such effect,

(v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates by virtue of their being the "residual interests" in the Trust Fund provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not, as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

(b) This Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Trustee and the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates with a Certificate Principal Balance greater than zero affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause
        (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

(iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it and the Insurer shall have first received an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that such amendment is permitted under this Agreement and that such amendment or the exercise of any power granted to the Master Servicer, the Depositor or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities and this Agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

(d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e) The Depositor shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class R Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class R Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in any REMIC. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of such REMIC, (ii) any such reserve fund shall be owned by the Depositor, and (iii) amounts transferred by such REMIC to any such reserve fund shall be treated as amounts distributed by such REMIC to the Depositor or any successor, all within the meaning of Treasury regulations Section 1.860G-2(h). In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Depositor and such related insurer but without the consent of any Certificateholder and without the consent of the Insurer, the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Certificateholders, the Insurer, the Master Servicer or the Trustee, as applicable; provided that the Depositor obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Depositor elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Depositor may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit L (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit M, with such changes as the Depositor shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

(f) In addition to the foregoing, any amendment of Section 4.08 of this Agreement shall require the consent of the Limited Repurchase Right Holder as third-party beneficiary.

Section 11.02. Recordation of Agreement; Counterparts.
               --------------------------------------

(a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of the Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

(b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.
               ------------------------------------------

(a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class (in each case, with the consent of the Insurer), shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Insurer shall have given its written consent (so long as no Insurer Default has occurred and is continuing) and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.
               -------------

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflict of laws principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

Section 11.05. Notices.
               -------

        All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Depositor, 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437, Attention: President (RAMP), or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Depositor;
(b) in the case of the Master Servicer, 2255 North Ontario Street, Burbank, California 91504-3120, Attention: Bond Administration or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing; (c) in the case of the Trustee, U.S. Bank Corporate Trust Services, 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107-2292,
Attn: RAMP 2005-EFC7 or such other address as may hereafter be furnished to the Depositor and the Master Servicer in writing by the Trustee; (d) in the case of Moody's, 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer by Moody's, (e) in the case of the Insurer, 125 Park Avenue, New York, New York 10017, Attention: Research and Risk Management, RAMP Series 2005-EFC7 and (f) in the case of Standard & Poor's, 55 Water Street, New York, New York 10041 Attention; Mortgage Surveillance. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06. Notices to Rating Agencies.
               --------------------------

        The Depositor, the Master Servicer or the Trustee, as applicable, (a) shall notify each Rating Agency and the Insurer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below,
(b) shall notify the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of any of the events described in clause (a), (b), (c)(1), (g)(1) or (i) below, or (c) provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and
(f) below:

(a) a material change or amendment to this Agreement,

(b) the occurrence of an Event of Default,

(c) (1) the termination or appointment of a successor Master Servicer or (2) the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under 152 any such instrument,

(e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g) (1) a change in the location of the Custodial Account or (2) a change in the location of the Certificate Account,

(h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04, (i) the occurrence of the Final Distribution Date, and

(j) the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency, the Insurer and the Subservicer of any such event known to the Master Servicer. In addition to the above delivery requirements, the Depositor or the Master Servicer, as applicable, shall provide a copy to the Insurer, at such time as it otherwise is required to deliver pursuant to this Agreement, of any other written confirmation, written notice or legal opinion.

Section 11.07. Severability of Provisions.
               --------------------------

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.
               --------------------------------------------

(a) This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Depositor or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Depositor may deposit such Resecuritized Certificates into a new REMIC, grantor trust or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Depositor, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement. Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary to the purposes thereof. In connection with each Supplemental Article, the Depositor shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of any REMIC created hereunder as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transaction as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code.

Section 11.09. Rights of the Insurer.
               ---------------------

(a) The Insurer is an express third-party beneficiary of this Agreement.

(b) On each Distribution Date the Trustee shall make available to the Insurer a copy of the reports made available to the Class A Certificateholders and the Depositor on such Distribution Date.

(c) The Trustee shall provide to the Insurer copies of any report, notice, Opinion of Counsel, Officers' Certificate, request for consent or request for amendment to any document related hereto promptly upon the Trustee's production or receipt thereof.

(d) Unless an Insurer Default exists, the Trustee and the Depositor shall not agree to any amendment to this Agreement without first having obtained the prior written consent of the Insurer, which consent shall not be unreasonably withheld.

(e) So long as there does not exist a failure by the Insurer to make a required payment under the Policy, the Insurer shall have the right to exercise all rights of the Holders of the Class A Certificates under this Agreement without any consent of such Holders, and such Holders may exercise such rights only with the prior written consent of the Insurer, except as provided herein.

(f) The Insurer shall not be entitled to exercise any of its rights hereunder so long as there exists a failure by the Insurer to make a required payment under the Policy.

Section 11.10. Third Party Beneficiaries.
               -------------------------

        The Limited Repurchase Right Holder is an express third-party beneficiary of Section 4.08 of this Agreement, and shall have the right to enforce the related provisions of Section 4.08 of this Agreement as if it were a party hereto.

        IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                      RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.


                                         By:
Attest:                                          Name:  Joseph Orning
        Name:  Pieter VanZyl                     Title:    Vice President
        Title:    Vice President
                                         RESIDENTIAL FUNDING CORPORATION


Attest:                                  By:
        ----------------------------
        Name:  Joseph Orning                     Name:  Pieter VanZyl
        Title:   Associate                       Title:   Associate
                                         U.S. BANK NATIONAL  ASSOCIATION
                                         as Trustee


Attest:                                  By:
        ----------------------------
        Name:                                    Name:
        Title:                                   Title:

STATE OF MINNESOTA               )
                                 ) ss.:
COUNTY OF HENNEPIN               )

               On the _____ day of December, 2005 before me, a notary public in and for said State, personally appeared Joseph Orning, known to me to be a Vice President of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public


                                            -----------------------------
[Notarial Seal]

STATE OF MINNESOTA
                                 ) ss.:
COUNTY OF HENNEPIN               )

               On the _____ day of December, 2005 before me, a notary public in and for said State, personally appeared Pieter VanZyl, known to me to be an Associate of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public


                                            ---------------------------
[Notarial Seal]

STATE OF MINNESOTA
                                 ) ss.:
COUNTY OF RAMSEY                 )

               On the _____ day of December, 2005 before me, a notary public in and for said State, personally appeared _________________________, known to me to be a __________________________ of U.S. Bank National Association, a national banking association, that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking association and acknowledged to me that such banking association executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public


                                            ---------------------------
[Notarial Seal]

                                    EXHIBIT A

                        FORM OF CLASS [A-__] CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") COUPLED WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Class [A-__] Senior                              Certificate No. __
Date of Pooling and Servicing                    [Adjustable] [Variable] Pass-Through Rate
Agreement and Cut-off Date:
December 1, 2005                                 Percentage Interest: ___%
First Distribution Date:                         Aggregate Initial Certificate Principal
January 25, 2006                                 Balance of the Class [A-__]
                                                 Certificates: $___________
Master Servicer:
Residential Funding Corporation
Final Scheduled Distribution Date:               Initial Certificate Principal
_________ __, 20__                               Balance of this Class [A-__] Certificate:
                                                 $____________

Maturity Date:                                   CUSIP ________
_________ __, 20__

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                SERIES 2005-EFC7

               evidencing a percentage interest in the distributions allocable to the Class [A-__] Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed and adjustable interest rate, first and junior lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that ____________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed and adjustable interest rate, first and junior lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and U.S. Bank National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the Business Day prior to such Distribution Date (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class [A-__] Certificates on such Distribution Date.

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City of St. Paul, Minnesota. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City of St. Paul, Minnesota, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by Residential Funding Corporation or its designee from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, Residential Funding Corporation or its designee (i) to purchase, at a price determined as provided in the Agreement, all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) subject to the terms of the Agreement, to purchase in whole, but not in part, all of the Class A Certificates from the Holders thereof, provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                             U.S.   BANK NATIONAL ASSOCIATION, as
                                    Trustee


                             By: ____________________________________
                                    Authorized Signatory

Dated: ________ , 2005

                          CERTIFICATE OF AUTHENTICATION

        This  is  one  of  the  Class  A   Certificates   referred   to  in  the
within-mentioned Agreement.

                                            U.S.   BANK NATIONAL ASSOCIATION, as
                                                   Certificate Registrar


                                            By:  _______________________________
                                                   Authorized Signatory

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


Dated:_____________________           __________________________________
                                      Signature by or on behalf of assignor

                                      ___________________________________
                                      Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

               Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________ for the account of _____________ account number _____________ or, if mailed by check, to ________________.

               Applicable        statements        should        be       mailed
to:__________________________.

               This          information          is         provided         by
___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                    EXHIBIT B

                                   [RESERVED]

                                    EXHIBIT C

                                   [RESERVED]

                                    EXHIBIT D

                          FORM OF CLASS SB CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS [A-__] CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("THE CODE").

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

NO TRANSFER OF THIS CERTIFICATE (OR ANY INTEREST THEREIN) MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES THE TRUSTEE, THE DEPOSITOR AND THE MASTER SERVICER WITH EITHER (A) A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR (B) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, THE DEPOSITOR AND THE MASTER SERVICER TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) AND WILL NOT SUBJECT THE TRUSTEE, THE DEPOSITOR OR THE MASTER SERVICER TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS AND LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE DEPOSITOR OR THE MASTER SERVICER.


Certificate No. __                             Variable Pass-Through Rate

Class SB Subordinate

Date of Pooling and Servicing                  Percentage Interest: ___%
and Cut-off Date:
December 1, 2005

First Distribution Date:                       Aggregate Initial Certificate Principal Balance
January 25, 2006                               of the Class SB Certificates:
                                               $______________

Master Servicer:                               Initial Certificate Principal Balance
Residential Funding Corporation                of this Certificate: $________

Final Scheduled Distribution Date:             CUSIP: ________
_________ __, 20__

Maturity Date:
_________ __, 20__

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                SERIES 2005-EFC7

               evidencing a percentage interest in the distributions allocable to the Class SB Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed and adjustable interest rate, first and junior lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that ________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed and adjustable interest rate first and junior lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and U.S. Bank National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class SB Certificates on such Distribution Date.

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City of St. Paul, Minnesota. The Notional Amount of this Class SB Certificate as of any date of determination will be calculated as described in the Agreement. The Notional Amount hereof will be reduced by interest shortfalls on the Mortgage Loans including any Prepayment Interest Shortfalls not covered by Compensating Interest or related Excess Cash Flow, and the interest portion of any Realized Losses incurred in respect thereof. This Class SB Certificate will accrue interest at the Pass-Through Rate on the Notional Amount as indicated in the definition of Accrued Certificate Interest in the Agreement. This Class SB Certificate will not accrue interest on its Certificate Principal Balance.

        No transfer of this Class SB Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

        As described above, no transfer of this Certificate (or any interest therein) shall be made unless the transferee provides the Trustee, the Depositor and the Master Servicer with either (a) a certification pursuant to Section 5.02(e) of the Agreement stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or
Section 4975 of the Code (each, a "Plan"), or any Person (including, without limitation, an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any Plan) who is using "plan assets," within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. ss. 2510.3-101, of any Plan (each, a "Plan Investor") to effect such acquisition or (b) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase and holding of this Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City of St. Paul, Minnesota, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by Residential Funding Corporation or its designee from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, Residential Funding Corporation or its designee (i) to purchase, at a price determined as provided in the Agreement, all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) subject to the terms of the Agreement, to purchase in whole, but not in part, all of the Class A Certificates from the Holders thereof, provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                             U.S.   BANK NATIONAL ASSOCIATION, as
                                    Trustee


                             By: ____________________________________
                                    Authorized Signatory

Dated: ________ , 2005

                          CERTIFICATE OF AUTHENTICATION

        This  is  one  of  the  Class  A   Certificates   referred   to  in  the
within-mentioned Agreement.

                                            U.S.   BANK NATIONAL ASSOCIATION, as
                                                   Certificate Registrar


                                            By:  _______________________________
                                                   Authorized Signatory

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


Dated:_____________________           __________________________________
                                      Signature by or on behalf of assignor

                                      ___________________________________
                                      Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

               Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________ for the account of _____________ account number _____________ or, if mailed by check, to ________________.

               Applicable        statements        should        be       mailed
to:__________________________.

               This          information          is         provided         by
___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                    EXHIBIT E

                         FORM OF CLASS R-__ CERTIFICATE

THE CLASS R-__ CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS CONSTITUTING THE AVAILABLE DISTRIBUTION AMOUNT UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE "AGREEMENT").

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

NO TRANSFER OF THIS CERTIFICATE (OR ANY INTEREST THEREIN) MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES THE TRUSTEE, THE DEPOSITOR AND THE MASTER SERVICER WITH EITHER (A) A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR (B) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, THE DEPOSITOR AND THE MASTER SERVICER TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) AND WILL NOT SUBJECT THE TRUSTEE, THE DEPOSITOR OR THE MASTER SERVICER TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS AND LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE DEPOSITOR OR THE MASTER SERVICER.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND
(3) SUCH TRANSFEREE SATISFIES

CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Class R-__                              Certificate No. __
Date of Pooling and Servicing           Percentage Interest: __%
Agreement and Cut-off Date:
December 1, 2005
First Distribution Date:                Initial Certificate Principal
January 25, 2006                        Balance of this Certificate: $______
Master Servicer:
Residential Funding Corporation

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                SERIES 2005-EFC7

               evidencing a percentage interest in any distributions allocable to the Class R-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed and adjustable interest rate, first and junior lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE. PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that ___________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed and adjustable interest rate, first and junior lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement) among the Depositor, the Master Servicer and U.S. Bank National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class R-__ Certificates on such Distribution Date.

        Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Master Servicer will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Master Servicer, which purchaser may be the Master Servicer, or any affiliate of the Master Servicer, on such terms and conditions as the Master Servicer may choose.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City of St. Paul, Minnesota. The Holder of this Certificate may have additional obligations with respect to this Certificate, including tax liabilities.

        No transfer of this Class R-__ Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

        As described above, no transfer of this Certificate (or any interest therein) shall be made unless the transferee provides the Trustee, the Depositor and the Master Servicer with either (a) a certification pursuant to Section 5.02(e) of the Agreement stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or
Section 4975 of the Code (each, a "Plan"), or any Person (including, without limitation, an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any Plan) who is using "plan assets," within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. ss. 2510.3-101, of any Plan (each, a "Plan Investor") to effect such acquisition or (b) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase and holding of this Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City of St. Paul, Minnesota, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

        The obligations created by the Agreement in respect of these Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by Residential Funding Corporation or its designee from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, Residential Funding Corporation or its designee (i) to purchase, at a price determined as provided in the Agreement, all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) subject to the terms of the Agreement, to purchase in whole, but not in part, all of the related Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the related Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the related Mortgage Loans.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                             U.S.   BANK NATIONAL ASSOCIATION, as
                                    Trustee


                             By: ____________________________________
                                    Authorized Signatory

Dated: ________ , 2005

                          CERTIFICATE OF AUTHENTICATION

        This  is  one  of  the  Class  A   Certificates   referred   to  in  the
within-mentioned Agreement.

                                            U.S.   BANK NATIONAL ASSOCIATION, as
                                                   Certificate Registrar


                                            By:  _______________________________
                                                   Authorized Signatory

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


Dated:_____________________           __________________________________
                                      Signature by or on behalf of assignor

                                      ___________________________________
                                      Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

               Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________ for the account of _____________ account number _____________ or, if mailed by check, to ________________.

               Applicable        statements        should        be       mailed
to:__________________________.

               This          information          is         provided         by
___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                    EXHIBIT F

                           FORM OF CUSTODIAL AGREEMENT

                               CUSTODIAL AGREEMENT

               THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of December 1, 2005, by and among U.S. BANK NATIONAL ASSOCIATION, as trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as company (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer") and WELLS FARGO BANK, N.A., as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                          W I T N E S S E T H T H A T:

               WHEREAS, the Company, the Master Servicer and the Trustee have entered into a Pooling and Servicing Agreement, dated as of December 1, 2005, relating to the issuance of Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-EFC7 (as in effect on the date of this Agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement");

               WHEREAS, the Company and the Master Servicer, hereby direct the Trustee to appoint Wells Fargo Bank, N.A. as Custodian; and

               WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

               NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:

ARTICLE I

                                   Definitions

               Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

ARTICLE II

                          Custody of Mortgage Documents

Section  2.1  Custodian  to Act as Agent:  Acceptance  of  Mortgage  Files.  The
Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

Section 2.2 Recordation of Assignments. If any Mortgage File includes one or more assignments of the related Mortgage Loans to the Trustee that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

Section 2.3    Review of Mortgage Files.

(a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule"). The parties hereto acknowledge that certain documents referred to in Subsection 2.01(b)(i) of the Pooling Agreement may be missing on or prior to the Closing Date and such missing documents shall be listed as a Schedule to Exhibit One.

(b) Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders, to review in accordance with the provisions of Section 2.02 of the Pooling Agreement each Mortgage File and to deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. For purposes of such review, the Custodian shall compare the following information in each Mortgage File to the corresponding information in the Mortgage Loan Schedule: (i) the loan number, (ii) the borrower name and
(iii) the original principal balance. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face, or that the MIN is accurate. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in respect of the items reviewed as described in this Section 2.3(b), the Custodian shall promptly so notify the Company, the Master Servicer, and the Trustee.

(c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

               Upon receipt of written request from the Trustee, the Company or the Master Servicer, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement not then contained in the Mortgage Files.

Section 2.4 Notification of Breaches of Representations and Warranties. If the Custodian discovers, in the course of performing its custodial functions, a breach of a representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer, and the Trustee.

Section 2.5 Custodian to Cooperate: Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by delivering to the Custodian a Request for Release (in the form of Exhibit Four attached hereto or a mutually acceptable electronic form) and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such Request for Release, promptly to release to the Master Servicer the related Mortgage File. Upon written notification of a substitution, the Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan, upon receiving written notification from the Master Servicer of such substitution.

               Upon receipt of a Request for Release from the Master Servicer, signed by a Servicing Officer, stating that (i) the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan or (ii) the Company has chosen to substitute a Qualified Substitute Mortgage Loan for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

               From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a Request for Release certifying as to the reason for such release. Upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian an updated Request for Release signed by a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Immediately upon receipt of any Mortgage File returned to the Custodian by the Master Servicer, the Custodian shall deliver a signed acknowledgment to the Master Servicer, confirming receipt of such Mortgage File.

               Upon the request of the Master Servicer, the Custodian will send to the Master Servicer copies of any documents contained in the Mortgage File.

Section 2.6 Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

ARTICLE III

                            Concerning the Custodian

Section 3.1 Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee and the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

               The Master Servicer shall promptly notify the Custodian in writing if it shall no longer be a member of MERS, or if it otherwise shall no longer be capable of registering and recording Mortgage Loans using MERS. In addition, the Master Servicer shall (i) promptly notify the Custodian in writing when a MERS Mortgage Loan is no longer registered with and recorded under MERS and (ii) concurrently with any such deregistration of a MERS Mortgage Loan, prepare, execute and record an original assignment from MERS to the Trustee and deliver such assignment to the Custodian.

Section 3.2 Indemnification. The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

Section 3.3 Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

Section 3.4 Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

Section 3.5 Custodian May Resign: Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

               The Trustee, at the direction of the Master Servicer and the Company, may remove the Custodian at any time, with or without cause. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in
Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

               Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

Section 3.6 Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 3.7 Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

ARTICLE IV

                            Miscellaneous Provisions

Section 4.1 Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

Section 4.2 Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

Section 4.3 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 4.4 Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

               For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 4.5 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

         IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                    U.S. BANK NATIONAL ASSOCIATION
                                                   as Trustee

U.S. Bank Corporate Trust Services
EP MN WS3D
60 Livingston Avenue
St. Paul, Minnesota  55107                  By:
                                               ---------------------------------
                                            Name:
                                            Title:



Address:                                    RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.

8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437               By:
                                               ---------------------------------
                                      Name:
                                     Title:



Address:                                    RESIDENTIAL FUNDING
                                            CORPORATION, as Master Servicer

8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437               By:
                                               ---------------------------------
                                      Name:
                                     Title:



Address:                                    WELLS FARGO BANK, N.A.

Document Custody
One Meridian Crossings - Lower Level
Richfield, Minnesota 55423                  By:
                                               ---------------------------------
                                      Name:
                                     Title:

STATE OF MINNESOTA            )
                              )ss.:
COUNTY OF RAMSEY              )

               On the _______ day of ________,  2005, before me, a notary public
in       and       for       said       State,        personally        appeared
___________________________________________________,   known   to  me  to  be  a
_______________________________________  of U.S.  Bank National  Association,  a
national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association and acknowledged to me that such national banking association executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                   ____________
                                                   Notary Public



[Notarial Seal]

STATE OF MINNESOTA            )
                              )ss.:
COUNTY OF HENNEPIN            )

               On the _______ day of ________, 2005, before me, a notary public in and for said State, personally appeared, ___________, known to me to be a Vice President of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                   Notary Public



[Notarial Seal]

STATE OF MINNESOTA            )
                              )ss.:
COUNTY OF HENNEPIN            )

               On the _______ day of ________, 2005, before me, a notary public in and for said State, personally appeared, _____________, known to me to be an Associate of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                   _______________
                                                   Notary Public



[Notarial Seal]

STATE OF MINNESOTA            )
                              )ss.:
COUNTY OF HENNEPIN            )

               On the _______ day of ________,  2005, before me, a notary public
in       and       for       said       State,        personally        appeared
__________________________________________,    known    to    me    to    be   a
_______________________________________  of Wells Fargo Bank,  N.A.,  a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                   ____________
                                                   Notary Public

                                   EXHIBIT ONE

                                FORM OF CUSTODIAN
                              INITIAL CERTIFICATION

                                                   December 28, 2005

U.S. Bank National  Association 60 Livingston  Avenue St. Paul,  Minnesota 55107
Attn: Structured Finance, EP-MN-WS3D

Attention: Residential Asset Mortgage Products, Inc., Series 2005-EFC7

               Re: Custodial Agreement, dated as of December 1, 2005, by and among U.S. Bank National Association, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank, N.A., relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2005-EFC7

Ladies and Gentlemen:

    In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or an original Lost Note Affidavit with a copy of the related Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

    Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                            WELLS FARGO BANK, N.A.



                                            By:     ______________
                                                Name:
                                                Title:

                                   EXHIBIT TWO

                     FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                   _______________, 2005

U.S. Bank National  Association 60 Livingston  Avenue St. Paul,  Minnesota 55107
Attn: Structured Finance, EP-MN-WS3D

Attention: Residential Asset Mortgage Products, Inc., Series 2005-EFC7

               Re: Custodial Agreement, dated as of December 1, 2005, by and among U.S. Bank National Association, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank, N.A., relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2005-EFC7

Ladies and Gentlemen:

    In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

    Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                            WELLS FARGO BANK, N.A.



                                            By:  _____________
                                                Name:
                                                Title:

                                  EXHIBIT THREE

                      FORM OF CUSTODIAN FINAL CERTIFICATION

                                                   ______________, 2005

U.S. Bank National  Association 60 Livingston  Avenue St. Paul,  Minnesota 55107
Attn: Structured Finance, EP-MN-WS3D

Attention: Residential Asset Mortgage Products, Inc., Series 2005-EFC7

               Re: Custodial Agreement, dated as of December 1, 2005, by and among U.S. Bank National Association, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank, N.A., relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2005-EFC7

Ladies and Gentlemen:

    In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and it has reviewed the Mortgage File and the Mortgage Loan
    Schedule and has  determined  that:  all required  documents  referred to in
    Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

    Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                            WELLS FARGO BANK, N.A.



                                            By:________________
                                                Name:
                                                Title:

                                  EXHIBIT FOUR

                           FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                            Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature

****************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:          [ ] Promissory Note
                             [ ] Primary Insurance Policy
                             [ ] Mortgage or Deed of Trust
                             [ ] Assignment(s) of Mortgage or Deed of Trust
                             [ ] Title Insurance Policy
                             [ ] Other: ________________________


Name

Title

Date

                                   EXHIBIT G-1

                         GROUP I MORTGAGE LOAN SCHEDULE

                                   EXHIBIT G-2

                         GROUP II MORTGAGE LOAN SCHEDULE

                                    EXHIBIT H
                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                            Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature
****************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

 Enclosed Documents:          [ ] Promissory Note
                              [ ] Primary Insurance Policy
                              [ ] Mortgage or Deed of Trust
                              [ ] Assignment(s) of Mortgage or Deed of Trust
                              [ ] Title Insurance Policy
                              [ ] Other:
                                          -------------------------------

Name

Title

Date

                                   EXHIBIT I-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF              )
                      ) ss.:
COUNTY OF             )

                 [NAME OF OFFICER], being first duly sworn, deposes and says:

        1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series _______, Class R[-__] (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

        2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R[-__] Certificates, and (iii) is acquiring the Class R[-__] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

        3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R[-__] Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class
R[-__] Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R[-__] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

        4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R[-__] Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

        5. The Owner is either (i) a citizen or resident  of the United  States,
(ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate that is described in
Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

        6. The Owner hereby agrees that it will not cause income from the Class R[-__] Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner of another United States taxpayer.

        7. That the Owner is aware that the Trustee will not register the transfer of any Class R[- __] Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

        8. That the Owner has reviewed the restrictions set forth on the face of the Class R[-__] Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R[-__] Certificates were issued (in particular, clauses (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

        9. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R[-__] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

        10.    The Owner's Taxpayer Identification Number is ________________.

        11. This affidavit and agreement relates only to the Class R[-__] Certificates held by the Owner and not to any other holder of the Class R[-__] Certificates. The Owner understands that the liabilities described herein relate only to the Class R[-__] Certificates.

        12. That no purpose of the Owner relating to the transfer of any of the Class R[-__] Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

        13. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R[-__] Certificate that the Owner intends to pay taxes associated with holding such Class R[- __] Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R[-__] Certificate.

        14. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R[-__] Certificates remain outstanding.

15. (a) The Owner is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (each, a "Plan"), or any Person (including, without limitation, an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any
Plan) who is using "plan assets," within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. ss. 2510.3-101, of any Plan (each, a "Plan Investor") to effect such acquisition; or

        (b) The Owner has provided the Trustee, the Depositor and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor, the Master Servicer to the effect that the purchase and holding of Class R-[ ] Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

        In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Trustee, the Depositor and the Master Servicer that the Owner will not transfer Class R-[ ] Certificates to any transferee unless such transferee meets the requirements set forth in either (a) or (b) above.

        Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this day of _____,___ 200__.

                                                   [NAME OF OWNER]

                                                   By:
                                                      -------------------------
                                                   [Name of Officer]
                                                   [Title of Officer]


[Corporate Seal]

ATTEST:


[Assistant] Secretary

        Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

        Subscribed and sworn before me this ___ day of ________, 200 __.


                              NOTARY PUBLIC

                              COUNTY OF
                                        ---------------------------------

                              STATE OF
                                       ----------------------------------

                              My Commission expires the ____ day of _____, 20__ .

                                    EXHIBIT 1

                           DEPARTMENT OF THE TREASURY

Internal Revenue Service
26 CFR Parts 1 and 602
[TD 9004]
RIN 1545-AW98
Real Estate Mortgage Investment Conduits
AGENCY: Internal Revenue Service (IRS), Treasury.
ACTION: Final regulations.
------------------------------------------------------------------------------
SUMMARY:

        This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

               DATES:  Effective Date: These  regulations are effective July 19,
2002.    Applicability   Date:   For   dates   of   applicability,    see   Sec.
1.860E-(1)(c)(10).

               FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

        SUPPLEMENTARY INFORMATION: Paperwork Reduction Act The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the Office of Management and Budget
(OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675. The collection of information in this regulation is in Sec. 1.860E -1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation. The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for profit institutions. Comments on the collection of information should be sent to the Office of Management and Budget, Attn: Desk Officer for the Department of the Treasury, Office of Information and Regulatory Affairs, Washington, DC, 20503, with copies to the Internal Revenue Service,
Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC 20224. Comments on the collection of information should be received by September 17, 2002. Comments are specifically requested concerning: Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility; The accuracy of the estimated burden associated with the collection of information (see below);

        How the quality, utility, and clarity of the information to be collected may be enhanced;

    How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.

    An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.

    The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.

    Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

BACKGROUND

        This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue Code
(Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test. Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income. Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied: (1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement). The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses. In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3 I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two-prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest. Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the Code. The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base. Section 1.860E -1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test. Section 1.860E-1 (c)(8)(1) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations. Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section 1274(d). This is a change from the proposed regulation and Rev. Proc. 2001-12. In those publications the provision stated that "present values are computed using a discount rate equal to the applicable Federal rate prescribed in section 1274(d) compounded semiannually" and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party." The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and the Federal short-term rate has been substituted for the applicable Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August 19, 2002. Effect on Other Documents Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August 19, 2002.

SPECIAL ANALYSES

        It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities. This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

DRAFTING INFORMATION

        The principal author of these regulations is Courtney Shepardson. However, other personnel from the IRS and Treasury Department participated in their development.

        List of Subjects 26 CFR Part 1 Income taxes, Reporting and record keeping requirements 26 CFR Part 602.

        Reporting and record keeping requirements. Adoption of Amendments to the Regulations. Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

        Paragraph 1. The authority citation for part 1 continues to read in part as follows:

        Authority: 26 U.S.C. 7805

                                                * * *

                                   EXHIBIT I-2

                         FORM OF TRANSFEROR CERTIFICATE


                                                   __________________, 200__


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association EP-MN-WS3D 60 Livingston Avenue St. Paul, Minnesota 55107

Attention:  Residential Asset Mortgage Products, Inc. Series 2005-EFC7

               Re:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series 2005-EFC7, Class R-[     ]

Ladies and Gentlemen:

               This letter is delivered to you in  connection  with the transfer
by        _______________________________        (the        "Seller")        to
_______________________________  (the  "Purchaser")  of  $_____________  Initial
Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series 2005-EFC7, Class R-[__] (the "Certificates"), pursuant to
Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2005 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and U.S. Bank National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

               2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I-1. The Seller does not know or believe that any representation contained therein is false.

               3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

               4. The Seller has no actual knowledge that the proposed Purchaser is not both a United States Person and a Permitted Transferee.

                                      Very truly yours,




                                      (Seller)


                                      By:
                                         ----------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------

                                    EXHIBIT J

                     FORM OF INVESTOR REPRESENTATION LETTER

                                  ______________, 20__

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

U.S. Bank National Association EP-MN-WS3D 60 Livingston Avenue St. Paul, Minnesota 55107

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Asset Mortgage Products, Inc. Series 2005-EFC7

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series 2005-EFC7, [Class SB]

Ladies and Gentlemen:

               _________________________ (the "Purchaser") intends to purchase from ___________________________ (the "Seller") $_____________ Initial
Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series 2005-EFC7, Class SB (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2005 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and U.S. Bank National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

                      1. The  Purchaser  understands  that (a) the  Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                      2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                      3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                      4. The Purchaser has been  furnished  with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________________, 20__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                      5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                      6. The Purchaser hereby certifies, represents and warrants to, and covenants with the Trustee, the Company and the Master Servicer that the following statements in (a) or (b) are correct:

                             (a) The  Purchaser is not an employee  benefit plan
                      or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each, a "Plan"), or any Person (including, without limitation, an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any Plan) who is using "plan assets," within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. ss. 2510.3-101, of any Plan (each, a "Plan Investor") to effect such acquisition; or

                             (b) The  Purchaser  has provided  the Trustee,  the
                      Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase and holding of the Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee, the Company or the Master Servicer.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Trustee, the Company and the Master Servicer that the Purchaser will not transfer the Certificates to any transferee unless such transferee meets the requirements set forth in either (a) or (b) above.

                                     Very truly yours,


                                     (Purchaser)

                                     By:
                                        ----------------------------------
                                     Name:
                                          --------------------------------
                                     Title:
                                           -------------------------------

                                    EXHIBIT K

                    FORM OF TRANSFEROR REPRESENTATION LETTER




                                                       _________, 20


Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

U.S. Bank National Association EP-MN-WS3D 60 Livingston Avenue St. Paul, Minnesota 55107

Attention: Residential Asset Mortgage Products, Inc. Series 2005-EFC7

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series 2005-EFC7, [Class SB]

Ladies and Gentlemen:

               In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series 2005-EFC7, Class SB (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2005 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and U.S. Bank National Association, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                  Very truly yours,




                                  (Seller)



                                  By:
                                            ------------------------------------
                                  Name:
                                            ------------------------------------
                                  Title:
                                            ------------------------------------

                                    EXHIBIT L

                   TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                LIMITED GUARANTY


                                   ARTICLE XII

                   Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class SB Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

               (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class SB Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class SB Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class SB Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class SB Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class SB Certificates will not be covered by the Subordinate Certificate Loss Obligation.

               (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class SB Certificates, or such lower amount as may be established pursuant to Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

               (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class SB Certificateholders.

               (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class SB Certificates at the request of the Company that such substitution shall not lower the rating on the Class SB Certificates below the lesser of (a) the then-current rating assigned to the Class SB Certificates by such rating agency and (b) the original rating assigned to the Class SB Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

               Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class SB Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class SB Certificates below the lesser of (a) the then-current rating assigned to the Class SB Certificates by such rating agency and (b) the original rating assigned to the Class SB Certificates by such rating agency, unless (A) the Holder of 100% of the Class SB Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with
Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT M

                            FORM OF LIMITED GUARANTY

                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                       Mortgage Asset-Backed Pass-Through Certificates
                                Series 2005-EFC7


                                                            __________, 200__


U.S. Bank National Association EP-MN-WS3D 60 Livingston Avenue St. Paul, Minnesota 55107

Attention:  Residential Asset Mortgage Products, Inc. Series 2005-EFC7

Ladies and Gentlemen:

               WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of December 1, 2005 (the "Servicing Agreement"), among Residential Asset Mortgage Products, Inc. (the "Company"), Residential Funding and U.S. Bank National Association (the "Trustee") as amended by Amendment No. ___ thereto, dated as of ________, with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series 2005-EFC7 (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class SB Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

               1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with
Section 12.01 of the Servicing Agreement.

               (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

               2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

               3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

               4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

               5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York, without regard to the conflicts of law principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

               6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

               7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

               8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                              GENERAL MOTORS ACCEPTANCE
                                  CORPORATION


                              By:
                                 ------------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                     --------------------------------


Acknowledged by:

U.S. BANK NATIONAL ASSOCIATION, as Trustee


By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------


RESIDENTIAL ASSET MORTGAGE
    PRODUCTS, INC.


By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------

                                    EXHIBIT N

                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                                   __________________, 20____

Residential Asset Mortgage
   Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association EP-MN-WS3D 60 Livingston Avenue St. Paul, Minnesota 55107

Attention:  Residential Asset Mortgage Products, Inc. Series 2005-EFC7

        Re:     Mortgage   Asset-Backed   Pass-Through   Certificates,    Series
                2005-EFC7 Assignment of Mortgage Loan


Ladies and Gentlemen:

               This letter is delivered to you in connection with the assignment by _________________ (the "Trustee") to _______________________ (the "Lender")
of _______________ (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2005 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

        (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

        (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

        (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

        (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                            Very truly yours,



                                                (Lender)

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                    EXHIBIT O

                   FORM OF RULE 144A INVESTMENT REPRESENTATION


             Description of Rule 144A Securities, including numbers:
                 ===============================================
                 ===============================================


               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

               1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

               2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of December 1, 2005 among Residential Funding Corporation as Master Servicer (the "Master Servicer"), Residential Asset Mortgage Products, Inc. as depositor pursuant to Section 5.02 of the Agreement and U.S. Bank National Association, as trustee (the "Trustee"), as follows:

                      a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                      b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                      c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Master Servicer.

                      d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                      e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               3. The Buyer

                      a. is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each, a "Plan"), or any Person (including, without limitation, an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any Plan) who is using "plan assets," within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. ss. 2510.3-101, of any Plan (each, a "Plan Investor") to effect such acquisition; or

                      b. has provided the Trustee, the Depositor and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase and holding of the Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

               4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                   Print Name of Buyer

By:                                    By:
        -------------------------          -----------------------------
        Name:                                  Name:
        Title:                                 Title:

Taxpayer Identification:               Taxpayer Identification:

No. No.

Date:                                  Date:
        -------------------------          -----------------------------

                              ANNEX 1 TO EXHIBIT O


                   QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                   [For Buyers Other Than Registered Investment Companies]

        The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

        1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

        2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $_____________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

    ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

    ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
           (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

    ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     ___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

    ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

    ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

    ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ___ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

     ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

    ___    Trust  Fund.  The Buyer is a trust  fund  whose  trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

        3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

        4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

        5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___       ___       Will the Buyer be purchasing the Rule 144A
  Yes       No        Securities only for the Buyer's own account?

        6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

        7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                               Print Name of Buyer

                                    By:
                                            ---------------------------------
                                      Name:
                                     Title:

                                    Date:
                                         ------------------------------------

                              ANNEX 2 TO EXHIBIT O


                   QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                    [For Buyers That Are Registered Investment Companies]


               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

               1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

               2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

               3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

               4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

               5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

               6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                            Print Name of Buyer


                                            By:
                                                   ----------------------------
                                            Name:
                                                   ----------------------------
                                            Title:
                                                   ----------------------------

                                            IF AN ADVISER:



                                            Print Name of Buyer


                                            Date:
                                                   ----------------------------

                                    EXHIBIT P

                                   [RESERVED]

                                    EXHIBIT Q

                                   [RESERVED]

                                   EXHIBIT R-1

                             FORM 10-K CERTIFICATION

        I, [identify the certifying individual], certify that:

        1. I have reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by that annual report, of the trust created pursuant to the Pooling and Servicing Agreement dated ____________ (the "Agreement") among Residential Asset Mortgage Products, Inc. as Depositor, Residential Funding Corporation as Master Servicer and [Name of Trustee] as Trustee;

        2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

        3. Based on my knowledge, the servicing information required to be provided to the Trustee by the Master Servicer under the Agreement for inclusion in these reports is included in these reports;

        4. I am responsible for reviewing the activities performed by the Master Servicer under the Agreement and based upon my knowledge and the annual compliance review required under the Agreement, and except as disclosed in the report, the Master Servicer has fulfilled its obligations under the Agreement; and

        5. The reports disclose all significant deficiencies relating to the Master Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in the Agreement, that is included in these reports.

In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:____________

_________________________________*
[Signature]
Name:
Title:

* - to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                   EXHIBIT R-2

                         FORM 10-K BACK-UP CERTIFICATION


     The undersigned, a Responsible Officer of U.S. Bank National Association (the "Trustee") certifies that:

        1. The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated December 1, 2005 (the "Agreement") by and among Residential Asset Mortgage Products, Inc. (the "Depositor"), Residential Funding Corporation (the "Master Servicer") and the Trustee in accordance with the standards set forth therein.

        2. Based on my knowledge, the information that is provided by the Trustee pursuant to Section 4.03(d)(I) of the Agreement is accurate as of the last day of the 20___ calendar year.

        Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

     IN  WITNESS   THEREOF,   I  have  duly  executed  this  certificate  as  of
____________, 20___

                                            Name:_________________
                                            Title:__________________

                                    EXHIBIT S

     INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS


Account number
Transaction Identifier
Unpaid Principal  Balance prior to Modification
Next Due Date
Monthly Principal and Interest  Payment
Total Servicing  Advances
Current  Interest Rate
Original Maturity  Date
Original Term to Maturity  (Months)
Remaining  Term to Maturity (Months)
Trial  Modification  Indicator
Mortgagor  Equity  Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial  Modification  End Date
Trial  Modification  Period Principal and Interest Payment
Trial Modification  Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest  Rate  Post  Modification
Rate  Reduction  Start  Date
Rate Reduction  End  Date
Rate  Reduction  Term
Term  Modified  Indicator
Modified Amortization  Period
Modified Final  Maturity Date
Total  Advances  Written Off
Unpaid  Principal  Balance  Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid  Principal  Balance  Post  Write Off
Capitalization  Indicator
Mortgagor  Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal  Balance Post  Capitalization  Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post  Modification
Payment  Made  Post  Capitalization
Delinquency  Status  to Modification Plan

                                    EXHIBIT T

                                   [RESERVED]

                                    EXHIBIT U

                           YIELD MAINTENANCE AGREEMENT


HSBC Bank USA, National Association [GRAPHIC OMITTED]
   452 Fifth Avenue
   New York, NY  10018
   Fax: (212) 525-0673
Ref: 386942HN
                                                             December 28, 2005

U.S. Bank National Association, not in its individual capacity but solely in its capacity as Trustee for the benefit of the RAMP Series 2005-EFC7 Trust

EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attn:   RAMP Series 2005-EFC7 Trust
Fax:    651-495-8090
Tel:    651-495-3880

Cc: Josie Knorr
Fax:    952-352-0503

Subject:       Interest Rate Cap

Transaction Reference Number:  386942HN

------------------------------------------------------------------------------

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below, and subsequently amended as set out below (the "Transaction") between HSBC Bank USA, N.A. ("HSBC") and U.S. Bank National Association, not in its individual capacity, but solely as Trustee for the benefit of RAMP Series 2005-EFC7 Trust. This Confirmation constitutes a "Confirmation" as referred to in the ISDA Form Master Agreement (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement. In this Confirmation "Party A" means HSBC and "Party B" means U.S. Bank National Association, not in its individual capacity, but solely in its capacity as Trustee for the benefit of the RAMP Series 2005-EFC7 Trust.

        1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms used and not otherwise defined herein, in the ISDA Form Master Agreement or the Definitions shall have the meanings assigned to them in the Pooling and Servicing Agreement, dated as of December 1, 2005, among Residential Asset Mortgage Products, Inc., as Depositor, Residential Funding Corporation, as Master Servicer, and U.S. Bank National Association, as trustee (the "Pooling and Servicing Agreement"). Each reference to a "Section" or to a "Section" "of this Agreement" will be construed as a reference to a Section of the 1992 ISDA Form Master Agreement.

        Each of Party A and Party B represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other and, in the case of Party B, it has entered into this transaction pursuant to the direction received by it pursuant to the Pooling and Servicing Agreement.

        2. The terms of the particular Transaction to which this Confirmation relates are as follows:

          Notional Amount: With respect to any Calculation Period, the lesser of:

     (i) The amount as set forth in Exhibit I, which is attached hereto and incorporated by reference into this Confirmation, and

     (ii) The outstanding principal balance of the Class A Certificates, as described in the Pooling and Servicing Agreement immediately prior to the last day of such Calculation Period.

        Trade Date:        December 19, 2005

        Effective Date:    December 28, 2005

        Termination Date:

                    December 25, 2010, subject to adjustment in accordance with the Business Day Convention.

        Fixed Amounts:

        Fixed Amount Payer: Party B

        Fixed Amount:       USD 8,490,000.00

        Fixed Rate Payer
        Payment Date:       The Effective Date.

        Floating Amounts:

        Floating Amount Payer:        Party A

        Floating Rate Payer
        Period End Dates:

             The 25th calendar day of each month, commencing on January 25, 2006 and ending on the Termination Date, inclusive, subject to adjustment in accordance with the Business Day Convention

        Floating Rate Payer
        Payment Dates:

             Early Payment - Two (2) Business Days preceding each Floating Rate Payer Period End Date.

        Cap Rate:                     4.35%

        Floating Rate Option:

             USD-LIBOR-BBA, provided, however, the Relevant Rate for a Reset Date shall be determined on the day that is two New
             York Banking Days preceding such Reset Date, to be determined initially on December 23, 2005

        Designated Maturity:          One month

        Spread:                       None

        Floating Rate Option:         USD-LIBOR-BBA

        Day Count Fraction:           Actual/360

        Reset Dates:                  The first day of each Calculation Period

        Business Days:                New York

        Business Day Conventions:     Following

        Calculation Agent:            As specified in the Agreement

        Administration Fee:

                    Party B agrees to pay USD 22,000.00 to Party A for value on the Effective Date.


3.  Provisions  Deemed  Incorporated  in a  Schedule  to the  ISDA  Form  Master
Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) TERMINATION PROVISIONS. For purposes of the ISDA Form Master Agreement:

(a) "SPECIFIED ENTITY" is not applicable to Party A or Party B for any purpose.

(b) "SPECIFIED TRANSACTION" is not applicable to Party A or Party B for any purpose, and, accordingly, Section 5(a)(v) shall not apply to Party A or Party B.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi) shall not apply to Party A or Party B.

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A or Party B.

(e) With respect to Party B, the "BANKRUPTCY" provision of Section 5(a)(vii)(2) of the ISDA Form Master Agreement shall not apply.

(f) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A or to Party B.

(g) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

(i) Market Quotation will apply.

(ii) The Second Method will apply.

(h) "Termination Currency" means United States Dollars.

(i) EVENTS OF DEFAULT. The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to Party B. The provisions of Sections 5(a)(ii) and 5(a)(iv) shall not apply to Party A.

(j) TAX EVENT. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the printed ISDA Form Master Agreement shall not apply to Party A or Party B and neither Party A nor Party B shall be required to pay any additional amounts referred to therein.

3) TAX REPRESENTATIONS.

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of the ISDA Form Master Agreement, Party A and Party B will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i) the  accuracy of any  representations  made by the other  party  pursuant to
    Section 3(f) of the ISDA Form Master Agreement;

(ii) the satisfaction of the agreement contained in Section 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of the ISDA Form Master Agreement; and


(iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE  REPRESENTATIONS.  For the  purpose of  Section  3(f) of the ISDA Form
    Master  Agreement,   each  of  Party  A  and  Party  B  make  the  following
    representations.

    The following representation will apply to Party A:

        Party A is a national banking association organized under the federal laws of the United States and its U.S. taxpayer identification number is 20-1177241.

        The following representation will apply to Party B:

        U.S. Bank National Association is the Trustee under the Pooling and Servicing Agreement.

4) LIMITATION ON EVENTS OF DEFAULT. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as Party B has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Date pursuant to
Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) with respect to either Party A or Party B as the Affected Party.

5) DOCUMENTS TO BE DELIVERED. For the purpose of Section 4(a)(i) and 4(a)(iii):

(1) Tax forms, documents, or certificates to be delivered are:

--------------------------------- -------------------------- --------------------------------------
PARTY REQUIRED TO DELIVER         FORM/DOCUMENT/             DATE BY WHICH TO BE DELIVERED
DOCUMENT                          CERTIFICATE
--------------------------------- -------------------------- --------------------------------------
--------------------------------- -------------------------- --------------------------------------
Party A and                       Any document  required or  Promptly  after  the  earlier  of (i)
Party B                           reasonably  requested  to  reasonable  demand by either party or allow the other  party to  (ii)  learning  that
                                  make payments under this   such form or document is required.

                                  Agreement  without any
                                  deduction or  withholding
                                  for or on the  account of
                                  any Tax or with such
                                  deduction or withholding
                                  at a reduced rate.
--------------------------------- -------------------------- --------------------------------------


(2) Other documents to be delivered are:

------------------------ --------------------------- ------------------------- --------------------
PARTY REQUIRED TO        FORM/DOCUMENT/              DATE BY WHICH TO BE       COVERED  BY SECTION
DELIVER DOCUMENT         CERTIFICATE                 DELIVERED                 3(D) REPRESENTATION
------------------------ --------------------------- ------------------------- --------------------
------------------------ --------------------------- ------------------------- --------------------
Party A and Party B      Any documents to evidence   Upon the execution and    Yes
                         the authority of the        delivery of this
                         delivering party for it     Agreement and such
                         to execute and deliver      Confirmation.
                         this Confirmation.
------------------------ --------------------------- ------------------------- --------------------
------------------------ --------------------------- ------------------------- --------------------
Party A and Party B      A certificate of an         Upon the execution and    Yes
                         authorized officer of the   delivery of this
                         party, as to the            Confirmation.
                         incumbency and authority
                         of the respective
                         officers of the party
                         signing this Confirmation.

------------------------ --------------------------- ------------------------- --------------------
------------------------ --------------------------- ------------------------- --------------------
Party A                  Legal opinion(s) with       Upon the execution and    No
                         respect to such party and   delivery of this
                         its Credit Support          Agreement.
                         Provider, if any, for it,
                         reasonably satisfactory
                         in form and substance to
                         the other party relating
                         to the enforceability of
                         the party's obligations
                         under this Agreement.
------------------------ --------------------------- ------------------------- --------------------
------------------------ --------------------------- ------------------------- --------------------
Party A and Party B      Indemnification agreement   Concurrently with the     No
                         executed by each of Party   printing of any
                         A, Residential Asset        preliminary prospectus
                         Mortgage Products, Inc.     supplement and the
                         and Residential Funding     prospectus supplement
                         Corporation with respect    related to the Class A
                         to information included     Certificates.
                         in any preliminary
                         prospectus supplement and
                         the prospectus supplement
                         related to the Class A
                         Certificates.
------------------------ --------------------------- ------------------------- --------------------
------------------------ --------------------------- ------------------------- --------------------
Party A                  A copy of the most recent   Promptly after request    Yes
                         annual report of such       by the other party.
                         party (only if available)
                         and its Credit Support
                         Provider, if any,
                         containing in all cases
                         audited consolidated
                         financial statements for
                         each fiscal year
                         certified by independent
                         certified public
                         accountants and prepared
                         in accordance with
                         generally accepted
                         accounting principles in
                         the United States or in
                         the country in which such
                         party is organized.
------------------------ --------------------------- ------------------------- --------------------
------------------------ --------------------------- ------------------------- --------------------
Party B                  Each other report or        Promptly upon request     Yes
                         other document required     by Party A, or with
                         to be delivered by or to    respect to any
                         Party B under the terms     particular type of
                         of the Pooling and          report or other
                         Servicing Agreement,        document as to which
                         other than those required   Party A has previously
                         to be delivered directly    made request to receive
                         by the Trustee to Party A   all reports or
                         thereunder.                 documents of that type,
                                                     promptly  upon  delivery or
                                                     receipt  of such  report or
                                                     document by Party B.
------------------------ --------------------------- ------------------------- --------------------

6) OTHER PROVISIONS.

(a) ADDRESS FOR NOTICES: For the purposes of Section 12(a) of this Agreement:

    Address for notices or communications to Party A:

     Address:      452 Fifth Avenue, New York, NY  10018
     Attention:    Antonia Gambale
     Facsimile:    212-525-3634
     Telephone:      212-525-0673

     Please direct all settlement inquiries to:

               HSBC Bank USA, National Association
               Derivative Settlements
               Attention:    Jeffrey Lombino
               Telephone:    (212) 525-5393
               Fax:          (212) 525-6903


Address for notices or communications to Party B:

               Address:      RAMP Series 2005-EFC7 Trust
                             c/o U.S. Bank National Association
                             60 Livingston Avenue
                             EP-MN-WS3D
                             St.  Paul, MN 55107
                             Facsimile No.: 651-495-8090
                             Telephone No: 651-495-3880

               with a copy to:

               Address:      Residential Funding Corporation
                             8400 Normandale Lake Blvd.
                             Minneapolis, MN 55437
               Attention:    Josie Knorr
               Facsimile No.:952-352-0503
               Telephone No: 952-857-6560

               (For all purposes)

(b) PROCESS AGENT. For the purpose of Section 13(c):

               Party A appoints as its Process Agent: Not Applicable Party B appoints as it Process Agent: Not Applicable

(c) OFFICES. The provisions of Section 10(a) will not apply to this Agreement; for purposes of this Transaction, it will be deemed that neither Party A nor Party B have any Offices other than as set forth in the Notices Section and Party A agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall be deemed not to have any Office other than one in the United States.

(d) MULTIBRANCH  PARTY. For the purpose of Section 10(c) of the ISDA Form Master
Agreement:

    Party A is not a Multibranch Party.

    Party B is not a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is Party A; provided however, if an Event of Default has occurred with respect to Party A, then Party B or a Reference Market-maker designated by Party B shall be Calculation Agent.

(f) CREDIT SUPPORT DOCUMENT. Initially with respect to Party A, not applicable; however, if required pursuant to Paragraph 3(6)(r)(iv) hereof, a guaranty satisfactory to Party B and the Rating Agencies. With respect to Party B, not applicable.

(g) CREDIT SUPPORT PROVIDER.

    Party A:  Not Applicable

    Party B:  Not Applicable

(h) GOVERNING LAW. The parties to this ISDA Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) NON-PETITION. Party A hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against the RAMP Series 2005-EFC7 Trust or Party B in its capacity as trustee, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates (as defined in the Pooling and Servicing Agreement) and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.


(j) NON-RECOURSE PROVISIONS. Notwithstanding anything to the contrary contained herein, none of Party B or any of its officers, directors, or shareholders (the "Non-recourse Parties") shall be personally liable for the payment by or on behalf of the Issuer hereunder, and Party A shall be limited to a proceeding against the Collateral or against any other third party other than the Non-recourse Parties, and Party A shall not have the right to proceed directly against the Issuer for the satisfaction of any monetary claim against the Non-recourse Parties or for any deficiency judgment remaining after foreclosure of any property included in such Collateral and following the realization of the Collateral, any claims of Party A shall be extinguished.

(k) SEVERABILITY. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect and shall remain applicable to all other parties and circumstances as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.



(l) CONSENT TO RECORDING. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(m) WAIVER OF JURY TRIAL. Each party to this Agreement respectively waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement, any Credit Support Document or any of the transactions contemplated hereby.

(n) SET-OFF. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(o) TRUSTEE LIABILITY LIMITATIONS. Notwithstanding anything herein to the contrary, it is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by U.S. Bank National Association ("U.S. Bank"), not individually or personally but solely as Trustee of Party B, in the exercise of the powers and authority conferred and vested in it and that U.S. Bank shall perform its duties and obligations hereunder in accordance with the standard of care set forth in Article VIII of the Pooling and Servicing Agreement, (b) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings and agreements by U.S. Bank but is made and intended for the purpose of binding only Party B, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve U.S. Bank from performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein, and (d) under no circumstances shall U.S. Bank be personally liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this Agreement or any other related documents.

(p) "AFFILIATE" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that Party A and Party B shall not be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of
Section 6(b)(ii).

(q) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

        "(g) Relationship Between Parties.
        Each party represents to the other party on each date when it enters into a Transaction that:--



(1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction
               (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

(2)            Evaluation and Understanding.

(i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction and in the case of Party B, it has been directed by the Pooling and Servicing Agreement to enter into this Transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.


(4) Status of Parties. The other party is not acting as agent, fiduciary or advisor for it in respect of the Transaction,

(5) Eligible Contract Participant. It is an "eligible swap participant" as such term is defined in Section 35.1(b)(2) of the regulations (17 C.F.R 35) promulgated under, and it constitutes an "eligible contract participant" as such term is defined in
               Section 1(a)12 of the Commodity Exchange Act, as amended."

(r) The ISDA Form Master Agreement is hereby amended as follows

        (i) The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

(ii) TRANSFER, AMENDMENT AND ASSIGNMENT. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party (other than a change of Counterparty in connection with a change of Trustee in accordance with the Pooling and Servicing Agreement) unless each of Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's, a Division of the McGraw Hill Companies ("S&P"), has been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the RAMP Series 2005-EFC7 Trust, Mortgage
    Asset-Backed    Pass-Through    Certificates,    Series    2005-EFC7    (the
    "Certificates").



        (iii) ADDITIONAL TERMINATION EVENTS. Additional Termination Events will apply: if a Rating Agency Downgrade has occurred and Party A has not, within 30 days, complied with Paragraph 3(6)(r)(iv) below, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such an Additional Termination Event.

        (iv) RATING AGENCY DOWNGRADE. In the event that (1) Party A's short-term unsecured and unsubordinated debt rating is reduced below "A-1" by S&P (or if its short-term rating is not available by S&P, in the event that its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A+" by S&P) or (2) its short-term unsecured and unsubordinated debt rating is reduced below "P1" by Moody's (or, if its short-term rating is not available by Moody's, its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A1" by Moody's) (and together with S&P, the "Cap Rating Agencies", and such rating thresholds, "Approved Rating Thresholds"), then within 30 days after such rating withdrawal or downgrade (unless, within 30 days after such withdrawal or downgrade each Cap Rating Agency has reconfirmed its rating for Party A which was in effect immediately prior to such withdrawal or downgrade), Party A shall, subject to the Rating Agency Condition, at its own expense:

               (a) assign this Transaction to another counterparty, which counterparty shall have the Approved Rating Thresholds and shall have been approved by Party B on terms substantially similar to the terms of this Confirmation;

               (b) obtain guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor Party A's obligations under this Confirmation; provided that such other person has been approved by Party B;

               (c) post collateral which will be sufficient to the applicable Cap Rating Agency to maintain or restore the ratings of the Certificates existing immediately prior to such withdrawal or downgrade of Party A's ratings; or

               (d) establish any other arrangement satisfactory to Party B and each Cap Rating Agency, in each case, sufficient to maintain or restore the ratings of the Certificates existing immediately prior to such withdrawal or downgrade of Party A's ratings.

               Notwithstanding the previous paragraph, in the event that Party A's short-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A-3" by S&P or, if there is no short-term rating, its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "BBB-" by S&P, then within 10 days of such rating withdrawal or downgrade (unless, within 10 days after such withdrawal or downgrade S&P has reconfirmed the rating of the Certificates which was in effect immediately prior to such withdrawal or downgrade), Party A shall, subject to the Rating Agency Condition, at its own expense, assign this Transaction to another counterparty with the Approved Rating Thresholds and approved by Party B on terms substantially similar to this Confirmation and obtain a confirmation from S&P that such action is sufficient to maintain or restore the immediately prior ratings of the Certificates.

               For purposes of these provisions, "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder in connection with a withdrawal or downgrade of any of Party A's ratings as described above that Party A must consult with each of the Cap Rating Agencies then providing a rating of the Certificates that has reduced Party A's ratings as described above (or with respect to any action pursuant to clause (d), each Cap Rating Agency) and receive from each such Cap Rating Agency a written confirmation, prior to taking any such action, that such withdrawal or downgrade of any of Party A's ratings, after giving effect to any such proposed action or omission, would not cause a downgrade or withdrawal of the ratings of the Certificates existing immediately prior to such withdrawal or downgrade of Party A's ratings.

4.      ACCOUNT DETAILS:

               Payments to Party A:          HSBC Bank USA, National Association
                                             ABA # 021-001-088
                                             For credit to Department 299
                                             A/C: 000-04929-8
                                             HSBC Derivative Products Group

               Payments to Party B:          U.S. Bank National Association
                                             ABA Number:
                                             Account Number:
                                             Reference: RAMP Series 2005-EFC7
                                             OBI: Attention:
                                             Ref. Acct. No.:



5. Office:

        Party A is acting through its New York Office for the purposes of this Transaction.

6. Please confirm that the forgoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

               HSBC Bank USA, National Association
               Attention:    Antonia Gambale
               Telephone:    (212) 525-3634
               Fax:          (212) 525-0673


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

HSBC Bank USA, National Association
   452 Fifth Avenue
   New York, NY  10018
   Fax: (212) 525-0673


This message will be the only form of Confirmation dispatched by us. Please execute and return it to us by facsimile immediately. If you wish to exchange hard copy forms of this Confirmation, please contact us.



Yours sincerely,

HSBC BANK USA, NATIONAL ASSOCIATION




By: _________________________
    Authorized Signature


Confirmed as of the date first written above:

RAMP Series 2005-EFC7 Trust
              By: U.S. Bank National Association
              not in its individual capacity
              but solely in its capacity as
              Trustee for the benefit of the
              RAMP Series 2005-EFC7 Trust





By: ________________________
    Name:
    Title:




Attachment

HSBC Bank USA, National Association [GRAPHIC OMITTED]

   452 Fifth Avenue
   New York, NY  10018
   Fax: (212) 525-0673



                                    EXHIBIT I

------------------------------------------------- ----------------------
          For the Calculation Periods                Notional Amount
------------------------------------------------- ----------------------
-------------------------- ---------------------- ----------------------
  From and including*:      To but excluding*:           in USD:
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------

-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
       The Effective Date       January 25, 2006     USD 698,175,000.00
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
         January 25, 2006      February 25, 2006     USD 694,635,124.32
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
        February 25, 2006         March 25, 2006     USD 689,513,469.83
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
           March 25, 2006         April 25, 2006     USD 682,800,650.28
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
           April 25, 2006           May 25, 2006     USD 673,684,705.02
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
             May 25, 2006          June 25, 2006     USD 661,364,058.93
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
            June 25, 2006          July 25, 2006     USD 647,081,183.35
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
            July 25, 2006        August 25, 2006     USD 630,881,616.68
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
          August 25, 2006     September 25, 2006     USD 612,828,630.92
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
       September 25, 2006       October 25, 2006     USD 593,249,725.61
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
         October 25, 2006      November 25, 2006     USD 572,320,979.65
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
        November 25, 2006      December 25, 2006     USD 550,196,439.22
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
        December 25, 2006       January 25, 2007     USD 528,901,339.50
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
         January 25, 2007      February 25, 2007     USD 508,404,907.24
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
        February 25, 2007         March 25, 2007     USD 488,676,992.83
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
           March 25, 2007         April 25, 2007     USD 469,688,590.67
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
           April 25, 2007           May 25, 2007     USD 451,411,795.53
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
             May 25, 2007          June 25, 2007     USD 433,819,760.72
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
            June 25, 2007          July 25, 2007     USD 416,886,657.71
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
            July 25, 2007        August 25, 2007     USD 400,587,637.39
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
          August 25, 2007     September 25, 2007     USD 384,860,805.66
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
       September 25, 2007       October 25, 2007     USD 369,336,274.92
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
         October 25, 2007      November 25, 2007     USD 342,038,932.14
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
        November 25, 2007      December 25, 2007     USD 316,789,400.45
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
        December 25, 2007       January 25, 2008     USD 293,487,743.60
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
         January 25, 2008      February 25, 2008     USD 271,943,645.80
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
        February 25, 2008         March 25, 2008     USD 252,204,687.35
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
           March 25, 2008         April 25, 2008     USD 240,409,121.23
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
           April 25, 2008           May 25, 2008     USD 229,137,982.06
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
             May 25, 2008          June 25, 2008     USD 218,365,587.21
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
            June 25, 2008          July 25, 2008     USD 208,069,390.18
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
            July 25, 2008        August 25, 2008     USD 198,227,878.27
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
          August 25, 2008     September 25, 2008     USD 188,820,524.77
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
       September 25, 2008       October 25, 2008     USD 179,827,743.38
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
         October 25, 2008      November 25, 2008     USD 171,230,844.68
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
        November 25, 2008      December 25, 2008     USD 163,011,994.68
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
        December 25, 2008       January 25, 2009     USD 155,154,903.68
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
         January 25, 2009      February 25, 2009     USD 155,154,903.68
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
        February 25, 2009         March 25, 2009     USD 152,655,015.01
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
           March 25, 2009         April 25, 2009     USD 146,205,315.00
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
           April 25, 2009           May 25, 2009     USD 140,037,629.95
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
             May 25, 2009          June 25, 2009     USD 134,139,314.92
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
            June 25, 2009          July 25, 2009     USD 128,498,301.69
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
            July 25, 2009        August 25, 2009     USD 123,103,072.19
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
          August 25, 2009     September 25, 2009     USD 117,942,633.09
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
       September 25, 2009       October 25, 2009     USD 113,006,491.70
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
         October 25, 2009      November 25, 2009     USD 108,284,632.83
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
        November 25, 2009      December 25, 2009     USD 103,767,496.84
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
        December 25, 2009       January 25, 2010      USD 99,445,958.66
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
         January 25, 2010      February 25, 2010      USD 95,311,307.79
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
        February 25, 2010         March 25, 2010      USD 91,355,229.23
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
           March 25, 2010         April 25, 2010      USD 87,569,785.32
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
           April 25, 2010           May 25, 2010      USD 83,947,398.34
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
             May 25, 2010          June 25, 2010      USD 80,480,834.01
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
            June 25, 2010          July 25, 2010      USD 77,163,185.73
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
            July 25, 2010        August 25, 2010      USD 73,987,859.49
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
          August 25, 2010     September 25, 2010      USD 70,948,559.57
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
       September 25, 2010       October 25, 2010      USD 68,039,274.80
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
         October 25, 2010      November 25, 2010      USD 65,254,242.96
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
        November 25, 2010   The Termination Date      USD 62,584,913.34
-------------------------- ---------------------- ----------------------


* All dates listed above (with the exception of the Effective Date), are subject to adjustment in accordance with the Modified Following Business Day Convention